UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ☐

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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

THEMAVEN, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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theMaven, Inc.

Annual Meeting of Stockholders

October 7, 2021

Notice and Proxy Statement

NOTICE OF VIRTUAL ANNUAL MEETING OF STOCKHOLDERS

To Be Held On Thursday, October 7, 2021

Dear Fellow Maven Stockholders:	September 13, 2021

It is our pleasure to invite you to this year’s Annual Meeting of the Stockholders of theMaven, Inc. (the “Annual Meeting”). Due to the public health impact of the coronavirus (“COVID-19”) pandemic, and out of concern for the health and safety of our stockholders, directors, and members of management, the Annual Meeting will be held on Thursday, October 7, 2021 at 9:00 a.m., Eastern Time, in a virtual meeting format only. There will be no physical location for stockholders to attend the Annual Meeting. Stockholders will be able to listen and vote, regardless of their physical location, by logging on to https://web.lumiagm.com/273495257 using the meeting password and the 11-digit control number found in the proxy materials previously distributed to you. The password for the meeting is themaven2021. If you hold your shares through an intermediary, such as a bank, broker, or other nominee, you must register in advance to attend the Annual Meeting. To register, you must submit proof of your “legal proxy” obtained from your bank, broker, or nominee reflecting your holdings, along with your name and email address, to American Stock Transfer & Trust Company, LLC: (i) by email to proxy@astfinancial.com; (ii) by facsimile to 718.765.8730; or (iii) by mail to American Stock Transfer & Trust Company, LLC, Attn: Proxy Tabulation Department, 6201 15th Avenue, Brooklyn, New York 11219. Please reference “theMaven 2021 Annual Meeting October 7, 2021” in the subject line. Obtaining a “legal proxy” may take several days and stockholders are advised to register as far in advance as possible. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on September 30, 2021. You will receive a confirmation email from American Stock Transfer & Trust Company, LLC of your registration. If you plan to participate in the Annual Meeting, please see the Instructions for the Virtual Annual Meeting section in the attached Proxy Statement. The purpose of the Annual Meeting is to vote on the following:

1.	To elect directors to our Board of Directors;

2.	To approve amendments to our Amended and Restated Certificate of Incorporation, as amended (collectively, our “Certificate”), to: (a) eliminate cumulative voting; (b) eliminate the right of the stockholders to act by written consent; (c) include a supermajority voting requirement for amendments to our Certificate; and (d) update our capitalization to reflect the current number of shares of authorized and outstanding common stock, blank check preferred stock, and previously designated series of preferred stock, and update our Certificate to modernize the language;

3.	To approve an amendment to our 2019 Equity Incentive Plan to increase the amount of shares authorized for issuance under the 2019 Equity Incentive Plan;

4.	To approve an amendment to our 2019 Equity Incentive Plan to modify the share counting rules;

5.	To hold a stockholder advisory vote on the compensation of our named executive officers disclosed in this Proxy Statement under the section titled “Executive Compensation,” including the compensation tables and other narrative executive compensation disclosures therein, required by Item 402 of Securities and Exchange Commission Regulation S-K;

6.	To ratify the selection of Marcum LLP, as our independent registered public accounting firm; and

7.	To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

Only stockholders of record at the close of business on Thursday, September 9, 2021 will be entitled to receive notice of and to vote at the Annual Meeting or any postponement or adjournment thereof. The enclosed Notice and Proxy Statement contain details concerning the foregoing items and any other business to be conducted at the Annual Meeting, as well as information on how to vote your shares. Other detailed information about us and our operations, including our audited financial statements, are included in our Annual Report on Form 10-K for the year ended December 31, 2020 (the “Annual Report”), a copy of which is enclosed. We urge you to read and consider these documents carefully.

Your vote is very important. Whether or not you expect to participate in the Annual Meeting, we urge you to cast your vote and submit your proxy in advance of the Annual Meeting. You can vote by Internet or mail as follows:

By Internet	By Mail
Visit www.voteproxy.com
Sign, date, and return the enclosed proxy card or voting instruction form

/s/ Ross Levinsohn	/s/ John Fichthorn
Ross Levinsohn	John Fichthorn
Chief Executive Officer, Director	Executive Chairman

225 Liberty Street, 27th Floor * New York, New York USA * 10281 * (212) 321-5002

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THEMAVEN, INC.

PROXY STATEMENT

FOR ANNUAL MEETING OF STOCKHOLDERS

To be held Thursday, October 7, 2021

This Proxy Statement (this “Proxy Statement”), and the enclosed proxy card, is solicited by the Board of Directors (our “Board”) of theMaven, Inc., a Delaware corporation, for use at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held Thursday, October 7, 2021 at 9:00 a.m., Eastern Time, or at any adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be a completely virtual meeting of stockholders conducted via live audio webcast to enable our stockholders to participate from anywhere. You will be able to virtually attend the Annual Meeting by logging on to https://web.lumiagm.com/273495257 using the meeting password and the 11-digit control number found in the proxy materials previously distributed to you. The password for the meeting is themaven2021. If you hold your shares through an intermediary, such as a bank, broker, or other nominee, you must register in advance to attend the Annual Meeting. To register, you must submit proof of your “legal proxy” obtained from your bank, broker, or nominee reflecting your holdings, along with your name and email address, to American Stock Transfer & Trust Company, LLC: (i) by email to proxy@astfinancial.com; (ii) by facsimile to 718.765.8730; or (iii) by mail to American Stock Transfer & Trust Company, LLC, Attn: Proxy Tabulation Department, 6201 15th Avenue, Brooklyn, New York 11219. Please reference “theMaven 2021 Annual Meeting October 7, 2021” in the subject line. Obtaining a “legal proxy” may take several days and stockholders are advised to register as far in advance as possible. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on September 30, 2021. You will receive a confirmation email from American Stock Transfer & Trust Company, LLC of your registration.

References in this Proxy Statement to “theMaven,” “we,” “us,” “our,” or the “Company” refers to theMaven, Inc.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING OF STOCKHOLDERS TO BE HELD ON THURSDAY, OCTOBER 7, 2021.

This Proxy Statement, the enclosed proxy card, and the Annual Report on Form 10-K for the fiscal year ended on December 31, 2020 (the “Annual Report”) are all available on at https://www.astproxyportal.com/ast/15506/.  With respect to the Annual Meeting and all of our future stockholder meetings, please contact Robert Scott, our General Counsel, at 212.321.5002, or rscott@maven.io, to request a copy of the proxy statement, annual report, or proxy card, or to obtain information regarding such meeting.

What is a proxy?

A proxy is your legal designation of another person to vote the stock you own and are entitled to vote. The person you designate is your “proxy,” and, by submitting a proxy card, you give the proxy the authority to vote your shares. We have designated John F. Fichthorn, Executive Chairman of our Board, as proxy for the Annual Meeting.

Why am I receiving these materials?

You are receiving these proxy materials because our Board is soliciting your proxy to vote at the Annual Meeting for the purposes set forth herein. This Proxy Statement provides you with information on the matters to be voted on at the Annual Meeting as well as instructions on how to vote.

We intend to mail this Proxy Statement and accompanying proxy card on or about Thursday, September 16, 2021 to all stockholders of record entitled to vote at the Annual Meeting.

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Who can vote at the Annual Meeting?

You can vote if, as of the close of business on Thursday, September 9, 2021 (the “Record Date”), you were a stockholder of record of the Company’s common stock, par value $0.01 per share (our “Common Stock”), or of the Company’s Series H convertible preferred stock, par value $0.01 per share (our “Series H Preferred Stock,” and, collectively with the Common Stock, the “Voting Securities”), our only classes of voting stock issued and outstanding. On the Record Date, there were 264,645,981 shares of our Common Stock and 19,547 shares of Series H Preferred Stock issued and outstanding. Our Series H Preferred Stock votes together with our Common Stock as a single class, with our Series H Preferred Stock having a number of votes equal to the number of votes that the holder of our Series H Preferred Stock would be entitled to cast had such holder converted its Series H Preferred Stock into shares of our Common Stock on the Record Date for determining the stockholders eligible to vote. Our Series H Preferred Stock is subject to a “conversion block”, such that the holder cannot convert or vote any portion of our Series H Preferred Stock that would result in the holder and its affiliates holding more than 4.99% of the then-issued and outstanding shares of our Common Stock following such conversions (which “conversion block” can be increased to 9.99% upon at least 61 days’ prior written notice to us). Accordingly, after taking into account the “conversion block,” the holders of our Series H Preferred Stock holding 8,427 shares will be entitled to vote at the Annual Meeting the equivalent of 25,536,364 shares of our Common Stock; thus, a total of 290,182,345 shares of Voting Securities are entitled to vote at the Annual Meeting.

Stockholder of Record: Shares Registered in Your Name

If on the Record Date, your shares were registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, LLC, then you are a stockholder of record. As a stockholder of record, you may vote virtually at the Annual Meeting or vote by proxy. Whether or not you plan to participate in the virtual Annual Meeting, we urge you to vote through the Internet prior to the Annual Meeting to ensure your vote is counted. Even if you vote by proxy, you may still vote at the virtual Annual Meeting. In order to virtually attend the Annual Meeting, please log on to https://web.lumiagm.com/273495257 using the meeting password and the 11-digit control number found in the proxy materials previously distributed to you. The password for the meeting is themaven2021.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on the Record Date, your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. If you do not direct your broker how to vote your shares, the broker will be entitled to vote the shares with respect to “discretionary” items but will not be permitted to vote the shares with respect to “non-discretionary” items (resulting in a “broker non-vote”). The ratification of the appointment of our independent registered public accounting firm, Marcum LLP (“Marcum”), under Proposal 6 is a “discretionary” matter. The following Proposals are “non-discretionary” items: (i) election of directors under Proposal 1; (ii) the approval of amendments to our Amended and Restated Certificate of Incorporation, as amended (our “Certificate”), to (a) eliminate cumulative voting; (b) eliminate the right of the stockholders to act by written consent; (c) include a supermajority voting requirement for amendments to our Certificate; and (d) update our capitalization to reflect the current number of shares of authorized and outstanding Common Stock, blank check preferred stock, and previously designated series of preferred stock, and update our Certificate to modernize the language under Subproposals 2(a), 2(b), 2(c), and 2(d); (iii) the approval of the amendment to our 2019 Equity Incentive Plan (the “2019 Plan”) to increase the amount of shares authorized for issuance under Proposal 3; (iv) the approval of the amendment to the 2019 Plan to modify the share counting rules under Proposal 4; and (v) and the advisory vote to approve the compensation of our named executive officers (the “say-on-pay vote”) under Proposal 5.

You are also invited to virtually participate in the Annual Meeting. However, since you are not the stockholder of record, you must register in advance to attend the Annual Meeting. To register, you must submit proof of your “legal proxy” obtained from your bank, broker, or nominee reflecting your holdings, along with your name and email address, to American Stock Transfer & Trust Company, LLC: (i) by email to proxy@astfinancial.com; (ii) by facsimile to 718.765.8730; or (iii) by mail to American Stock Transfer & Trust Company, LLC, Attn: Proxy Tabulation Department, 6201 15th Avenue, Brooklyn, New York 11219. Please reference “theMaven 2021 Annual Meeting October 7, 2021” in the subject line. Obtaining a “legal proxy” may take several days and stockholders are advised to register as far in advance as possible. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on September 30, 2021. You will receive a confirmation email from American Stock Transfer & Trust Company, LLC of your registration.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of Voting Securities, on an as-converted to Common Stock basis, you owned as of the Record Date, subject to any “conversion block” limitations with respect to the Series H Preferred Stock.

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What am I voting on?

The following matters are scheduled for the Annual Meeting: (i) the election of seven directors to our Board; (ii) the approval of amendments to our Certificate as set forth in Subproposals 2(a), 2(b), 2(c), and 2(d) to (a) eliminate cumulative voting (“Elimination of Cumulative Voting”); (b) eliminate the right of the stockholders to act by written consent (“Elimination of Written Consent Action”); (c) include a supermajority voting requirement for amendments to our Certificate (“Supermajority Approval Provision”); and (d) update our capitalization to reflect the current number of shares authorized and outstanding of our Common Stock, blank check preferred stock, and previously designated series of preferred stock, and update our Certificate to modernize the language (“Capitalization & Modernization”); (iii) the approval of an increase to the number of shares authorized pursuant to the 2019 Plan; (iv) the approval of a modification of the share counting rules of the 2019 Plan; (v) an advisory say-on-pay vote; and (vi) the ratification of the selection of Marcum as our independent registered public accounting firm. A vote may also be held on any other business as may properly come before the Annual Meeting or any postponement or adjournment thereof, although there is no other business anticipated to come before the Annual Meeting.

What are my voting choices for each of the items to be voted on at the Annual Meeting?

Proposal	Board Recommendation	Voting Choices	Vote Required for Adoption	Effect of Abstentions	Effect of Broker Non-Votes
1 – Election of Director Nominees	FOR each nominee

●   Vote “For” any or all of the nominees listed

●   Vote “Withhold” to withhold your vote for any or all of the nominees listed

●   You may also choose to cumulate your votes. For additional information see “Information About Cumulative Voting” below

			Individuals receiving the highest number of votes will be elected.	No effect	No effect

2 – Approval of amendments to Certificate

(a) Elimination of Cumulative Voting	FOR	● Vote “For” the approval of the Elimination of Cumulative Voting ● Vote “Against” the approval of the Elimination of Cumulative Voting ● Abstain from voting on this item	Approved if a majority of the shares present in person or represented by proxy and entitled to vote support the proposal	Treated as votes against proposal	No effect

(b) Elimination of Written Consent Action	FOR	● Vote “For” the approval of the Elimination of Written Consent Action ● Vote “Against” the approval of the Elimination of Written Consent Action ● Abstain from voting on this item	Approved if a majority of the shares present in person or represented by proxy and entitled to vote support the proposal	Treated as votes against proposal	No effect

(c) Supermajority Approval Provision	FOR	● Vote “For” the approval of the Supermajority Approval Provision ● Vote “Against” the approval of the Supermajority Approval Provision ● Abstain from voting on this item	Approved if a majority of the shares present in person or represented by proxy and entitled to vote support the proposal	Treated as votes against proposal	No effect

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(d) Capitalization & Modernization	FOR	● Vote “For” the approval of the Capitalization & Modernization ● Vote “Against” the approval of the Capitalization & Modernization ● Abstain from voting on this item	Approved if a majority of the shares present in person or represented by proxy and entitled to vote support the proposal	Treated as votes against proposal	No effect

3 – Approval of an amendment to the 2019 Plan to increase the shares available for issuance under the 2019 Plan	FOR

●   Vote “For” the approval of the amendment to the 2019 Plan to increase the shares available for issuance under the 2019 Plan

●   Vote “Against” the approval of the amendment to the 2019 Plan to increase the shares available for issuance under the 2019 Plan

●   Abstain from voting on this item

			Approved if a majority of the shares present in person or represented by proxy and entitled to vote support the proposal	Treated as votes against proposal	No effect

4 – Approval of an amendment to the 2019 Plan to modify the share counting rules	FOR

●   Vote “For” the approval of the amendment to the 2019 Plan to modify the share counting rules

●   Vote “Against” the approval of the amendment to the 2019 Plan to modify the share counting rules

●   Abstain from voting on this item

			Approved if a majority of the shares present in person or represented by proxy and entitled to vote support the proposal	Treated as votes against proposal	No effect

5 – Approval of the compensation of our named executive officers	FOR	● Vote “For” the approval of the compensation of our named executive officers ● Vote “Against” the approval of the compensation of our named executive officers ● Abstain from voting on this proposal	Approved, on a non-binding advisory basis, if a majority of the shares present in person or represented by proxy and entitled to vote support the proposal	Treated as votes against proposal	No effect

6 – Ratification of the appointment of Marcum as our independent registered public accounting firm	FOR	● Vote “For” the ratification of the appointment ● Vote “Against” the ratification of the appointment ● Abstain from voting on this proposal	Approved, on a non-binding advisory basis, if a majority of the shares present in person or represented by proxy and entitled to vote support the proposal	Treated as votes against proposal	Brokers have discretion to vote

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With respect to Proposal 2, because we consider Subproposals 2(a), 2(b), 2(c), and 2(d) not to be interrelated, the approval of each of those subproposals is not conditioned on the approval of the others. For additional information, see “Proposal 2” below.

Information about cumulative voting

Cumulative voting is permitted, but only for the election of directors. Cumulative voting allows you to allocate among the director nominees, as you see fit, the total number of votes you have the right to cast (before cumulative votes), multiplied by the number of directors to be elected. For example, if you own 100 shares of Voting Securities, and there are 11 directors to be elected at the Annual Meeting, you could allocate 1,100 “For” votes (11 times 100) among as few or as many of the 11 nominees to be voted on at the Annual Meeting as you choose.

If you choose to cumulate your votes, you will need to make an explicit statement of your intent to cumulate your votes, either by indicating in writing on the proxy card, by indicating in writing on your ballot when voting at the Annual Meeting, or by indicating when you vote via the Internet. If you hold shares beneficially in street name through a broker or other nominee and wish to cumulate votes, you should contact your broker or other nominee for instruction.

If you vote by proxy card and sign your card with no further instructions, our designated proxy may cumulate and vote your shares in favor of the election of some or all of the applicable nominees in their sole discretion, except that none of your votes will be cast for any nominee as to whom you “Withhold” your vote.

Further, directors are elected by a plurality of the votes cast by stockholders present in person or by proxy at the Annual Meeting and entitled to vote on the election of directors. “Plurality” means that the nominees receiving the greatest number of affirmative votes will be elected as directors, up to the number of directors to be chosen at the meeting.

Are there interests of certain persons in matters to be acted upon?

No person who has been a director or officer of ours at any time since the beginning of fiscal 2020, a director nominee, or any associate of any such persons, has any substantial interest, direct or indirect, in any of the proposals to be voted upon that differs from that of other stockholders, other than: (i) Proposal 1, the election of directors; (ii) Proposal 3, the approval of an amendment to the 2019 Plan to increase the number of shares available for grants; (iii) Proposal 4, the approval of an amendment to the 2019 Plan to modify the share counting rules; and (iv) Proposal 5, the non-binding advisory vote on executive compensation for our named executive officers.

Instructions for the virtual Annual Meeting

Participating in the Virtual Annual Meeting

Due to the public health impact of the coronavirus (“COVID-19”) pandemic, this year’s Annual Meeting will be a virtual annual meeting. There will be no physical meeting location. A virtual meeting format offers the same participation opportunities as those opportunities available to stockholders at in-person meetings. Stockholders will be able to listen and vote. To participate in the Annual Meeting, you must log on to https://web.lumiagm.com/273495257 using the meeting password and the 11-digit control number found in the proxy materials distributed to you. The password for the meeting is themaven2021. For registered stockholders, your 11-digit control number can be found on the proxy card. If you hold your shares beneficially through a bank or broker, you must register in advance to attend the Annual Meeting. To register, you must submit proof of your “legal proxy” obtained from your bank, broker, or nominee reflecting your holdings, along with your name and email address, to American Stock Transfer & Trust Company, LLC: (i) by email to proxy@astfinancial.com; (ii) by facsimile to 718.765.8730; or (iii) by mail to American Stock Transfer & Trust Company, LLC, Attn: Proxy Tabulation Department, 6201 15th Avenue, Brooklyn, New York, 11219. Please reference “theMaven 2021 Annual Meeting October 7, 2021” in the subject line. Obtaining a “legal proxy” may take several days and stockholders are advised to register as far in advance as possible. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on September 30, 2021. You will receive a confirmation email from American Stock Transfer & Trust Company, LLC of your registration.

The Annual Meeting will begin promptly at 9:00 a.m., Eastern Time, on Thursday, October 7, 2021. We encourage you to access the virtual meeting website prior to the start time. Online check-in will begin 60 minutes prior to the start of the Annual Meeting. You should allow ample time to ensure your ability to access the meeting.

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We will hold our question-and-answer session with management immediately following the conclusion of the Annual Meeting. You may submit a question in advance of the Annual Meeting by sending an email to our Investor Relations department at ir@maven.io with “Question – 2021 Annual Meeting” in the subject line by 5:00 p.m., Eastern Time, on October 1, 2021. Only questions pertinent to meeting matters will be considered. We will attempt to answer as many questions as time permits. Questions that are substantially similar may be grouped and answered together to avoid repetition. The Chairman of the Annual Meeting has broad authority to conduct the Annual Meeting in an orderly manner.

What if I have technical difficulties or trouble accessing the virtual Annual Meeting website during the check-in time or during the Annual Meeting?

If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please click on the “Help” icon button in the virtual meeting platform for assistance.

How do I vote?

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote using the following methods:

●	By Internet. To vote by proxy via the Internet, simply follow the instructions described on the proxy card.

●	By Mail. To vote by mail using the proxy card, simply complete, sign, and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

●	In Person. To vote in person, follow the instructions to participate in the Annual Meeting in the section titled “Participating in the Virtual Annual Meeting,” above.

Whether or not you plan to participate in the virtual Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still participate in the virtual Annual Meeting and vote electronically if you have already voted by proxy.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you can vote as follows:

●	By Internet. You may vote through the Internet only if your broker, bank, or other agent makes these methods available, in which case the instructions will be included with the proxy materials. If you want to vote electronically at the virtual Annual Meeting, you must obtain a valid proxy from your broker, bank, or other agent, follow the instructions from your broker, bank, or agent included with these proxy materials, or contact your broker, bank, or other agent to request a proxy form.

●	By Mail. You should have received a proxy card and voting instructions with these proxy materials from the broker, bank, or other agent holding your shares rather than from us. To vote by mail, simply complete and mail the proxy card or voting instruction form to ensure that your vote is counted.

●	In Person. To vote in person, follow the instructions to participate in the Annual Meeting in the section titled “Participating in the Virtual Annual Meeting,” above.

What if I am a stockholder of record and return a proxy card but do not make specific choices?

You should specify your choice for each matter on the proxy card. If you return a signed and dated proxy card without marking any voting selections, your shares will be voted:

●	FOR each of the nominees listed under Proposal 1;

●	FOR the approval of each of the Subproposals under Proposal 2 related to amendments to our Certificate;

●	FOR the approval of the amendment to the 2019 Plan to increase the number of shares available for issuance under Proposal 3;

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●	FOR the approval of the amendment to the 2019 Plan to modify the share counting rules under Proposal 4;

●	FOR the compensation of our named executive officers under Proposal 5; and

●	FOR the ratification of Marcum as our independent registered public accounting firm under Proposal 6.

If any other matter is properly presented at the meeting, your proxy (the individual named on your proxy card) will vote your shares using his or her best judgment.

What if I am a beneficial owner and do not give voting instructions to my broker?

If you fail to provide your broker with voting instructions at least ten days before the meeting, your broker will be unable to vote on the non-discretionary matters. Your broker may use his or her discretion to cast a vote on any other routine or discretionary matter.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete one of the available methods of voting for each control number you receive on each proxy card to ensure that all of your shares are voted.

What is “householding”?

The Securities and Exchange Commission (the “SEC”) has adopted rules that permit companies and intermediaries such as brokers to satisfy the delivery requirements for proxy materials with respect to two or more security holders sharing the same address by delivering a single copy of the proxy materials addressed to those security holders. This process, which is commonly referred to as “householding,” potentially means convenience for security holders and cost savings for companies.

A number of brokers with account holders who are Maven stockholders will be “householding” our proxy materials. A single copy of the proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement, please notify your broker and also notify us by sending your written request to our Investor Relations Firm, FNK IR LLC, c/o Robert Fink, 10 Times Square, 5th Floor, New York, NY 10018, or by calling 646.809.4848, and indicate you are a stockholder of theMaven, Inc. Stockholders who currently receive multiple copies of the proxy materials at their address and would like to request “householding” of their communications should also contact their broker and notify us in writing or by telephone.

Can I revoke or change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. You may revoke your proxy by:

●	submitting a new proxy with a later date;

●	sending written notice of revocation to our Corporate Secretary at theMaven, Inc., 225 Liberty Street, 27th Floor, New York, New York, 10281, or the address listed for our principal offices as set forth in our then-most recent filing with the SEC, in time for him to receive it before the Annual Meeting; or

●	voting electronically at the Annual Meeting. Simply participating virtually at the Annual Meeting will not, by itself, revoke your proxy.

Who will count votes?

Votes will be counted by the inspector of elections appointed for the Annual Meeting. The inspector of elections will also determine the number of shares of the Voting Securities outstanding, the voting power of each, the number of shares of Voting Securities represented at the Annual Meeting, the existence of a quorum, and whether or not the proxies and ballots are valid and effective.

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What is the quorum requirement?

A majority of the issued and outstanding shares of Voting Securities entitled to vote must be present at the Annual Meeting (virtually or represented by proxy) in order for us to hold the Annual Meeting and conduct business. This is called a quorum. On the Record Date, there were an aggregate of 290,182,345 outstanding shares of Common Stock and Series H Preferred Stock, on an as-converted basis, (including all restricted stock awards at such date) entitled to vote. Thus, 145,091,173 shares of Voting Securities must be present at the Annual Meeting (virtually or represented by proxy) to have a quorum.

Your shares of Voting Securities will be counted towards the quorum only if you submit a valid proxy or vote electronically at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, a majority of the shares of Voting Securities entitled to vote and present at the Annual Meeting (virtually or represented by proxy) may adjourn the meeting to another date.

No rights of appraisal

There are no rights of appraisal or similar rights of dissenters with respect to matters that are the subject of this proxy solicitation under the laws of the State of Delaware, our Certificate, or our Amended and Restated Bylaws (our “Bylaws”).

How can I find out the results of the voting at the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting. We will report the final voting results in a Current Report on Form 8-K filed with the SEC within four business days following such results becoming final.

When are stockholder proposals for the fiscal 2022 Annual Meeting due?

Stockholders interested in presenting a proposal to be considered for inclusion in next year’s proxy statement and form of proxy may do so by following the procedures prescribed in Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and our Bylaws. To be considered for inclusion, stockholder proposals must be submitted in writing to Attention: General Counsel, at the address listed for our principal offices as set forth in our then-most recent filing with the SEC, before Thursday, May 19, 2022, which is 120 calendar days prior to the anniversary of the mailing date of this Proxy Statement, and must be in compliance with all applicable laws and regulations.

If a stockholder wishes to present a proposal at the fiscal 2022 annual meeting, but the proposal is not intended to be included in our proxy statement relating to the meeting, or nominate a director for election at the fiscal 2022 annual meeting, the stockholder must give advance notice to us prior to the deadline for such meeting determined in accordance with our Bylaws (the “Bylaw Deadline”). Under our Bylaws, in order for a proposal to be timely, it must be received by us no earlier than 120 days prior to the anniversary of the fiscal 2021 Annual Meeting, or Thursday, June 9, 2022, and no later than 90 days prior to the anniversary date of the fiscal 2021 Annual Meeting, or Saturday, July 9, 2022. If a stockholder gives notice of such a proposal after the Bylaw Deadline, the stockholder will not be permitted to present the proposal to the stockholders for a vote at the meeting or nominate a director for election at the meeting.

If a stockholder fails to meet these deadlines or fails to satisfy the requirements of SEC Rule 14a-4, the persons named as proxies will be allowed to use their discretionary voting authority to vote on any such proposal or nomination as they determine appropriate if and when the matter is raised at the fiscal 2022 annual meeting.

How do I get a copy of the exhibits filed with our Annual Report?

A copy of our Annual Report, and our audited consolidated financial statements, were provided to you with this Proxy Statement. We will provide copies of the exhibits filed with our Annual Report upon written request if you are a stockholder as of the Record Date. Requests for such copies should be directed to Robert Scott, our General Counsel, at the address listed for our principal offices as set forth in our then-most recent filing with the SEC. In addition, copies of all of our electronically filed exhibits may be reviewed and printed from the SEC website at http://www.sec.gov.

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PROPOSAL 1 – ELECTION OF DIRECTORS

What Am I Voting On?

Stockholders are being asked to elect seven directors: Ross Levinsohn, Daniel Shribman, Todd Sims, Carlo Zola, Christopher Petzel, Laura Lee, and H. Hunt Allred to serve for a term ending at the annual meeting of stockholders following this Annual Meeting, or until their successors have been duly elected and qualified. Ross Levinsohn, Daniel Shribman, Todd Sims, and Carlo Zola are current members of our Board. Each of the nominees named below has been approved by our Board on recommendation from the Nominating and Governance Committee (the “Nomination Committee”).

If any of the nominees becomes unable or unwilling to serve as a director before the Annual Meeting, an event which is not presently anticipated, the appointed proxy may exercise discretionary authority to vote for substitute nominees proposed by the Board, or, if no substitute is selected by our Board prior to or at the Annual Meeting, for a motion to reduce the present membership of our Board to the number of nominees available.

Voting Recommendation

FOR the election of each director nominee.

Board and Committee Composition

Currently, we have seven directors with each director serving until his or her successor is elected and qualified or until their resignation or removal.

The table below lists each current director, each such director’s committee memberships, and the chairman of each Board committee.

Name	Audit	Nominating and Corporate Governance	Compensation	Special Finance & Governance
Ross Levinsohn
John Fichthorn (1)	X		X	X
Peter Mills (1)	X		X	X
Todd Sims	X	X
B. Rinku Sen (1)		X
Daniel Shribman		X		X
Carlo Zola			X
Chairman	Peter Mills	Todd Sims	John Fichthorn	John Fichthorn

(1)	Currently serving as a director, however, has not been nominated to continue serving as a director after the Annual Meeting.

Biographical and Related Information – Director Nominees and Executive Officers

The following is an overview of the biographical information for each of our director nominees and executive officers, including their age, the year they became directors or officers, to the extent applicable, their principal occupations or employment for at least the past five years, and certain of their other directorships.

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Nominees for Director

Ross Levinsohn, 58, has served as our Chief Executive Officer and a director since August 26, 2020. Mr. Levinsohn joined us on June 14, 2019 as the Chief Executive Officer of Sports Illustrated. Mr. Levinsohn also served as one of our directors briefly in 2017. Mr. Levinsohn was an executive with Tribune Publishing from August 21, 2017 until January 17, 2019, serving first as the Chief Executive Officer of the Los Angeles Times and then as the Chief Executive Officer of Tribune Interactive. He was the managing partner of Whisper Advisors, LLC, an advisory firm, from June 2016 to August 2017. Mr. Levinsohn also previously served as Chief Executive Officer at Guggenheim Digital Media from January 2013 to June 2014, overseeing brands including The Hollywood Reporter and Billboard Magazine. He served in various executive positions at Yahoo! Inc. (“Yahoo!”), a global Internet company, from October 2010 to August 2012, including as the Interim Chief Executive Officer and Executive Vice President, Head of Global Media and Head of the Americas. Mr. Levinsohn co-founded and served as managing director at Fuse Capital, an investment and strategic equity management firm focused on investing in and building digital media and communications companies, from 2007 to 2010. Prior to his time at Fuse Capital, Mr. Levinsohn spent six years at News Corporation, serving in roles including President of Fox Interactive Media and Senior Vice President of Fox Sports Interactive. Earlier in his career, Mr. Levinsohn held senior management positions with AltaVista, CBS Sportsline and HBO. We believe that Mr. Levinsohn is qualified to serve as one of our directors because of his vast executive experience with various media companies and his understanding of our business through his service as our Chief Executive Officer.

Daniel Shribman, 37, has served as one of our directors since June 11, 2021. He has served as the Chief Investment Officer of B. Riley Financial, Inc. (“B. Riley”) since 2019 and President of its B. Riley Principal Investments subsidiary, which acquires, invests, and operates companies with a focus on maximizing cash flows through operational expertise, since 2018. Mr. Shribman has served as a member of the board of directors of Alta Equipment Group Inc. (NYSE: ALTG) since February 2020 and as a member of the board of directors and audit committee chair of Eos Energy Enterprises (Nasdaq: EOSE) since November 2020. ALTG and EOSE previously completed successful business combinations with two special purpose acquisition companies (or SPACs), B. Riley Principal Merger and B. Riley Principal Merger II, sponsored by a subsidiary of B. Riley. Mr. Shribman has served as the Chief Executive Officer of B. Riley Principal 150 Merger Corp. and B. Riley Principal 250 Merger Corp. since April 2021 and May 2021, respectively. Prior to joining B. Riley, Mr. Shribman was a Portfolio Manager at Anchorage Capital Group, L.L.C., a special situation asset manager with over $15 billion in assets under management. During his tenure, he led investments in dozens of public and private opportunities across the general industrials, transportation, automotive, aerospace, gaming, hospitality and real estate industries. These investments ranged from public equities and bonds to deeply distressed securities, par bank debt, minority owned private equity, and majority owned private equity. Mr. Shribman obtained a MA degree in Economics and History from Dartmouth College. We believe that Mr. Shribman is qualified to serve as a director because of his previous experience working in close collaboration with management teams and boards to maximize shareholder value in the form of operational turnarounds, capital markets financings and communication and capital deployment initiatives.

Todd Sims, 51, has served as a member of our Board since August 23, 2018. Mr. Sims has served as the President of B. Riley Venture Capital (“BRVC”), a wholly owned subsidiary of B. Riley since October 2020. Prior to his current position with BRVC, Mr. Sims served as a member of B. Riley’s board of directors from 2016 to 2020. Prior to his role at BRVC, Mr. Sims spent 10 years as Senior Vice President of Digital Strategy of Anschutz Entertainment Group, Inc., one of the leading sports and entertainment presenters in the world, overseeing business and corporate development for its ticketing business, AXS Digital, LLC. Prior to that, Mr. Sims spent more than 15 years building Internet businesses. In the mid-1990s, Mr. Sims served as ESPN’s executive producer of NFL.com, NBA.com, and NASCAR Online. Mr. Sims also served on the management team of eCompanies, LLC, an incubator which has incubated a number of companies including Jamdat Mobile Inc. (acquired by Electronic Arts Inc.), Business.com Inc. (acquired by R.H. Donnelley Corp.), and Boingo Wireless, Inc. Mr. Sims serves as an advisor to the Los Angeles Dodgers Tech Accelerator and was a guest lecturer at the University of Southern California’s Marshall School of Business. Mr. Sims graduated from Colorado College in 1992. Mr. Sims’ digital media experience provides an important resource to our Board and qualifies him for service as a director.

Carlo Zola, 43, has served as one of our directors since June 11, 2021. He is an investment professional with over 19 years of active experience in the financial markets. Mr. Zola started his professional career in 2002 as a research analyst at Intermonte SIM in Milan, the leading independent Italian investment bank. In 2004, Mr. Zola started working at the largest fund management company in the world with over $2 trillion under management, Capital Group, where he held positions as analyst and portfolio manager in Los Angeles, New York, Toronto and London. Over 13 years at Capital Group, Mr. Zola successfully managed a portfolio of over $1 billion in assets, with responsibilities in global and income mandates as well as more focused mandates in Media, Metals and Mining, Chemicals and Real Estate (REITs). During the last 3 years at Capital Group, Mr. Zola also served as Research Portfolio Coordinator (RPC) overseeing investments by a team of over 20 analysts for one of its Growth and Income funds. An early investor in cryptocurrencies, Mr. Zola left Capital Group in 2018 and has been a founding partner at Paladin Trust, a leading Trust and Custodian business dedicated to the crypto markets founded in 2018. Since January 2020, Mr. Zola is a founding partner at Percival Ventures, an investment firm based in Puerto Rico, focused on early stage blockchain investments and cryptocurrencies. In late 2020, Mr. Zola was among the founding partners of Atlas Capital Team, L.P. an asset management company in which he retains an active position as Portfolio Manager with a mandate focused on Real Estate and ESG investments. Finally, Mr. Zola serves as a principal of Warlock Partners, LLC (“Warlock”) and of Roundtable Media L.L.C. Mr. Zola holds a Bachelor of Arts degree in Economics from Bocconi University in Milan, Italy, where he graduated summa cum laude in 2002 and a Master degree in management from CEMS, the Community of European Management Schools, which he attended at ESADE in Barcelona, Spain. We believe that Mr. Zola is qualified to serve as a director because of his extensive financial market experience.

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Christopher Petzel, 50, is a partner at Percival Ventures, an investment firm based in Puerto Rico, focused on early stage blockchain investments and crypto currencies. Since August 2019, he has served as Chairman of Byte to Bite Industries, Inc., a delivery-focused hospitality and technology venture, as Chairman of Broadside Enterprises, Inc. (OTC:BRSE), an entertainment and media company, and as Chairman of Chancellor Group, Inc. (OTC:CHAG), a small cap vehicle. Mr. Petzel has broad experience with media, technology, hospitality, and corporate finance, including transactions with publicly-traded companies and has produced and/or financed several hundred million dollars of entertainment assets. Mr. Petzel worked for investment banking firm Houlihan Lokey in Los Angeles, where his clients included DreamWorks, Pacific Data Images (now DreamWorks Animation), Centropolis Effects, Sundance Productions, Constantin Film AG and Castle Music. In 1999, he was one of the principal members of the team representing The Walt Disney Company in valuation matters pertaining to a much-publicized arbitration with Jeffrey Katzenberg. Mr. Petzel also previously worked for the media finance department of Berliner Bank AG (London Branch). Mr. Petzel is fluent in German, English, French and Spanish. He studied finance and economics at the Universities of Barcelona (Spain) and Fribourg (Switzerland), where he graduated summa cum laude. We believe that Mr. Petzel is qualified to serve as a director because of his experience with media, technology, hospitality, and corporate finance, as well as his experience in building a technology platform for the entertainment industry and working with small cap companies, including with respect to their reporting requirements.

Laura Lee, 45, is a seasoned technology and media executive, advisor, and board director. Since 2018, Ms. Lee has been advising growth companies like Patreon Inc., Xoogler.co (ex-Googler network), and McKinsey & Company, Inc. Previously, she held senior positions at various media, technology, and consumer companies, including Executive Vice President of Content, Strategy, and Operations at NBC Universal Media LLC in 2017, where she oversaw over $2 billion in key digital investments and relationships with Snap Inc., BuzzFeed, Inc., Vox Media, Inc., and YouTube LLC (“YouTube”), new business opportunities, and digital content production. From 2015 to 2016, Ms. Lee was the Chief Digital Officer and President of Media at Margaritaville Enterprises, LLC (“Margaritaville”), Jimmy Buffett’s lifestyle brand, where she grew Margaritaville’s digital footprint by 300% through original content, lowered the average fan age by 20 years, implemented CRM, digital and marketing infrastructures, and signed multi-million dollar deals for the new media business unit. From 2007 to 2015, Ms. Lee worked at YouTube where she oversaw North American Content, the top revenue-generating division of YouTube (more than $5 billion), launched the global transaction (VOD/EST) business for YouTube and Google Play, and created the Global Top Creator team, which oversaw the relationships with YouTube’s most popular digital-native influencers. Ms. Lee was instrumental in helping both established and digital-native publishers create sizable YouTube audiences with strong links to their owned and operated properties, leading to greater than 200% increases in revenue for key partners. Prior to her time with YouTube, Ms. Lee held various roles at Viacom Media Networks, Inc. from 2003 to 2007, including Vice President of Business Development and Operations at MTV Networks where she launched the first digital video business with Vice (VBS.TV) and acquired Harmonix Music Systems, the developer of iconic gaming hits Rock Band and Guitar Hero. Ms. Lee currently serves on the board of MediaCo Holding Inc. (NASDAQ: MDIA) where she chairs several committees, including Audit, Digital M&A, and the COVID Task Force, and serves on the Compensation Committee. At MediaCo, she is helping the company reimagine its business model, expand its media asset portfolio, and deepen its digital footprint. She previously was an independent director on the board of American Apparel LLC where she served on the Nominating and Corporate Governance Committee, led digital transformation, and helped conduct the Chief Executive Officer search. Ms. Lee also serves on the board of WatchMojo, one of the top global entertainment networks on YouTube with over 45 million subscribers and 18 billion views (www.youtube.com/watchmojo). She provides strategic advice around content, product, and business expansion. She also sits on the board of Womensphere, a social enterprise business focused on empowering women and girls globally. She is an industry expert and has been recognized as a top executive by Variety, NACD, Crain’s New York, and Multichannel News. Ms. Lee proudly serves as a class officer for her Brown University class and is an active alumna of Harvard Business School. We believe that Ms. Lee’s demonstrated experience corporate finance, strategy, digital content and marketing, as well as in the technology and media industries qualifies her to serve as a director.

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H. Hunt Allred, 37, currently serves as Director of alternative investments, leading investments on behalf of various Hunt Family entities, doing business as Petro-Hunt LLC (“Petro-Hunt”). Petro-Hunt is primarily focused on investing in technology, healthcare, and other venture opportunities. Mr. Allred has served in this position since May 2017. He also serves in management positions across several portfolio companies, including RedCap Investments, LP, Mill Iron Operations and mLife Diagnostics. Prior to joining Petro-Hunt, Mr. Allred held roles at hedge funds Citadel, from December 2016 to April 2017, and Vollero Beach Capital Partners, from June 2012 to September 2016, where he focused on public equity investing across the industrial, energy and utility sectors. Prior to his position with Vollero Beach Capital Partners, Mr. Allred served as an industrial public equity analyst at Aptigon Capital, a division of Citadel LLC, from October 2016 to April 2017. He held various roles at Commerce Street Capital, a private equity fund centered on investing in regional financial institutions. He began his career at ORIX USA, holding roles in both the corporate finance group, financing sponsored backed leverage buyouts, and the real estate structured credit group, working out distressed real estate assets. Mr. Allred received his Bachelor of Business Administration from Texas Christian University and Master of Business Administration from the University of Texas at Austin. Because of his extensive investment experience across multiple asset classes, with expertise including private equity, public equity, venture capital, credit origination, and structured credit resolutions, we believe Mr. Allred is qualified to serve as a director.

Executive Officers Who Do Not Serve as Directors

Paul Edmondson, 46, has served as President of Platform since February 16, 2021, the date on which we split our President role into two separate officer roles. Prior to this appointment, he served as our President since October 10, 2019. Beginning on February 16, 2021, Mr. Edmondson’s role as President will be overseeing the Maven technology platform (the “Maven Platform”) operations. Mr. Edmondson also served as our Chief Operating Officer from August 23, 2018 until December 9, 2019. Mr. Edmondson oversees our platform business that offers the core content management system, programmatic advertising technology and multitenant subscription stack for publishers serving partner publishers and our owned and operated properties. Mr. Edmondson joined the Company with the acquisition of HubPages, Inc. (“HubPages”), where he served as Founder and Chief Executive Officer beginning in January 2006. Prior to HubPages, he served as the Group Product Manager for Microsoft Corporation’s MSN Entertainment. He joined Microsoft Corporation with the acquisition of MongoMusic, Inc., and prior to that he developed applications for Hewlett-Packard Company.

Douglas Smith, 61, has served as our Chief Financial Officer since May 3, 2019. Before joining us, Mr. Smith served as the Chief Financial Officer of Ashworth College from March 2016 to April 2019. Mr. Smith also served as the Chief Financial Officer of Scout Media from May 2015 to March 2016, GLM Shows from November 2011 to May 2014, EducationDynamics from July 2009 to November 2011, Datran Media from June 2005 to December 2008, and Peppers & Rogers Group from October 2000 to May 2005. From May 1993 to October 2000, Mr. Smith served as Senior Vice President and Treasurer of Primedia. Prior to his corporate experience, Mr. Smith served as the Senior Vice President of the Bank of New York from June 1982 to May 1993. Mr. Smith earned his Master of Business Administration from Columbia Business School and his Bachelor of Arts in Economics from Connecticut College.

Andrew Kraft, 48, has served as our Chief Operating Officer since October 1, 2020. Mr. Kraft joined us in December 2018 and served in a variety of senior leadership roles before transitioning to a consulting role from April 2020 through October 2020, when he rejoined us as a full-time employee. Prior to joining us, Mr. Kraft served in a variety of roles on the executive team of Xandr, a division of AT&T Inc., formerly known as AppNexus, for seven years, including as the head of Business and Corporate Development, as a co-founder of the company’s publisher business and head of Publisher Strategy, and as the Chief Financial Officer. Previously, Mr. Kraft was the Senior Vice President, AMP & Publisher Solutions for Collective, where he led business development for the company’s audience management and monetization platform. Mr. Kraft studied Physics and Theater at the Massachusetts Institute of Technology.

Avi Zimak, 47, has served as our Chief Revenue Officer and Head of Global Strategic Partnerships since December 9, 2019. Before joining us, Mr. Zimak served as the Chief Revenue Officer & Publisher of New York Media from March 2017 to December 2019. From September 2012 to January 2015, Mr. Zimak served as the Vice President of Sales of North America for Outbrain. Mr. Zimak also served as the General Manager of The Americas for Outbrain from January 2015 to February 2017. He served on various management teams at Hearst Corporation from August 2007 to September 2012 and worked toward the launch and oversight of the Hearst App Lab. Mr. Zimak served in national sales roles for Condé Nast from 2003 to 2007, Time Inc. from 2001 to 2003, Advance Publications American City Business Journals from 1998 to 2001, and Ziff Davis from 1997 to 1998. Mr. Zimak received his Bachelor of Arts from the State University of New York at Potsdam in 1997.

Jill Marchisotto, 44, has served as our Chief Marketing Officer since October 1, 2020. She also served as our Chief Consumer Marketing & Membership Officer from November 2019 until October 2020. Ms. Marchisotto joined us in 2019 with our acquisition of TheStreet, Inc. (“TheStreet”), where she led the consumer subscription business and marketing strategy for the brand’s suite of products, including Jim Cramer’s popular investment club. Her roles with TheStreet included Executive Director, Consumer Marketing from October 2017 until October 2019; Senior Director of Marketing from February 2017 until October 2017; and Director of Marketing from May 2016 until January 2017. From May 2013 to May 2016, Ms. Marchisotto worked on the Consumer Marketing, Retention, and Gift Program for Bloomberg L.P. Prior to that, Ms. Marchisotto worked extensively in both digital and print media and served in various marketing roles at Conde Nast and Wenner Media.

H. Robertson Barrett, 55, has served as our President of Media since February 16, 2021. Before joining us, Mr. Barrett served as the President, Digital of Hearst Newspapers from January 2016 to February 2021. From February of 2014 to December of 2015, Mr. Barrett served as the Vice President of Media Strategy and Operations at Yahoo!, and from May 2011 through January of 2014, as Vice President of Yahoo! News and Yahoo! Finance. Mr. Barrett served as Chief Strategy Officer of Perfect Market, Inc., an IdeaLab company, from January 2010 through May 2011. He served in general management positions at Tribune Company from 2005 to 2009, including Senior Vice President and General Manager, Digital, for The Los Angeles Times from January 2005 through May 2008 and Executive Vice President, Tribune Interactive, from May 2008 through December 2009. Mr. Barrett had earlier digital management roles as Vice President and General Manager of Primedia Inc.’s ChannelOne.com from 1998 to 1999, as Vice President and General Manager of The FeedRoom, Inc., a broadband video venture backed by NBC and Tribune, from 1999 to 2001, and as a co-founder of Time.com, as Deputy Editor, in 1994 and 1995 and of ABCNews.com, as Managing Producer from 1996 to 1998. Mr. Barrett received a Bachelor of Arts in Ancient Greek from Duke University in 1988 and a Master of Public Policy from Harvard University’s John F. Kennedy School of Government in 1994.

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CORPORATE GOVERNANCE

Meetings of the Board and its Committees

The Board has an Audit Committee (the “Audit Committee”), a Compensation Committee (the “Compensation Committee”), Nomination Committee, and Special Finance & Governance Committee (the “Special Finance Committee”). The entire Board met 12 times, including telephonic meetings, during fiscal 2020. All directors attended at least 75% of our Board meetings. All directors attended at least 75% of the meetings held by committees of our Board on which they served during fiscal 2020. We have not held an annual stockholders’ meeting since 2017. However, when we hold annual stockholders’ meetings, it is our policy that all of our directors are required to make a concerted and conscientious effort to attend our annual stockholders’ meeting in each year during which that director serves as a member of our Board.

Audit Committee. The Audit Committee currently consists of John Fichthorn, Todd Sims, and Peter Mills (Chairman). Mr. Sims was appointed to the Audit Committee in 2021, after the end of fiscal 2020. The Audit Committee met four times during fiscal 2020. The meetings included discussions with management and with our independent registered public accounting firm to discuss our interim and annual financial statements and our annual report, and the effectiveness of our financial and accounting functions and organization. The Audit Committee acts pursuant to a written charter adopted by our Board, a copy of which is attached as Annex A.

The Audit Committee assists our Board in fulfilling its responsibility to oversee (i) the integrity of our financial statements, our accounting and financial reporting processes and financial statement audits, (ii) our compliance with legal and regulatory requirements, (iii) our systems of internal control over financial reporting and disclosure controls and procedures, (iv) the independent auditor’s engagement, qualifications, performance, compensation, and independence, (v) review and approval of related party transactions, and (vi) the communication among our independent auditors, our financial, and senior management and our Board. Our Board has determined that the Audit Committee is comprised entirely of independent members as defined under applicable listing standards set out by the SEC and The Nasdaq Capital Market (the “NCM”). Our Board has determined that Mr. Mills, the Chairman of the Audit Committee, is an “audit committee financial expert” as defined under SEC rules.

Compensation Committee. The Compensation Committee currently consists of John Fichthorn (Chairman), Carlo Zola, and Peter Mills. Mr. Zola was appointed to the Compensation Committee in 2021, after the end of fiscal 2020. The Compensation Committee met six times during fiscal 2020. The Compensation Committee acts pursuant to a written charter adopted by our Board, a copy of which is attached as Annex B.

The purpose of the Compensation Committee is to evaluate, recommend, approve, and review our executive officer and director compensation arrangements, plans and programs and to administer our cash-based and equity-based plans for employees and consultants. The Compensation Committee’s principal functions are to: (i) review and approve all forms of our non-equity and equity-based compensation of executive officers and directors; and (ii) administer our equity-based compensation plans, including administering our 2019 Plan, pursuant to which incentive awards, including stock options, restricted stock awards, unrestricted stock awards, and stock appreciation rights are granted to our directors, executive officers, and key employees. The Compensation Committee is responsible for determining executive compensation, including approving recommendations regarding equity awards for all of our executive officers, setting base salary amounts, and fixing compensation levels. This includes reviewing and making recommendations to our Board regarding corporate goals and objectives relevant to Chief Executive Officer compensation, evaluating, at least annually, the Chief Executive Officer’s performance in light of these goals and objectives, and reviewing and making recommendations to our Board regarding the Chief Executive Officer’s compensation level based on such evaluation.

The Compensation Committee also annually reviews director compensation to ensure non-employee directors are adequately compensated for the time expended in fulfilling their duties to us, as well as the skill-level required by us of members of our Board. After the Compensation Committee completes their annual review, they make recommendations to our Board regarding director compensation.

The Compensation Committee is authorized to engage compensation consultants, if they deem necessary, to assist with the Compensation Committee’s responsibilities related to our executive compensation program and the director compensation program. Our management engaged Radford, an Aon Hewitt Company (“Radford”), a nationally recognized compensation consulting firm, to conduct market research and analysis on our various executive and employee positions, to establish a peer group for compensation benchmarking, to assist us with our equity award program, and to overall provide advice and ongoing recommendations regarding compensation decisions. Radford took direction from, and provided reports to our President, who acted on behalf, and at the direction of the Compensation Committee; however, certain members of our Compensation Committee did attend meetings with Radford, along with former members of management, and were involved in discussions with Radford. Radford does not provide any non-compensation related services to us. The Compensation Committee considered whether the work of Radford as a compensation consultant has caused any conflict of interest and concluded that there was no conflict.

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Our Board has determined that the Compensation Committee is comprised entirely of independent members as defined under applicable listing standards set out by the SEC and NCM.

Nomination Committee. The Nomination Committee currently consists of Todd Sims (Chairman), B. Rinku Sen, and Daniel Shribman. Mr. Shribman was appointed in 2021, after the end of fiscal 2020. The Nomination Committee met three times during fiscal 2020. The Nomination Committee acts pursuant to a written charter adopted by our Board, a copy of which is attached as Annex C. The purpose of the Nomination Committee is to exercise general oversight with respect to the governance of our Board by (i) identifying, reviewing the qualifications of, and recommending to our Board proposed nominees for election to our Board, consistent with criteria approved by our Board, and (ii) selecting, or recommending that our Board select, the director nominees for the next annual meeting of stockholders. The Nomination Committee provides advice, counsel, and direction to management on the basis of the information it receives, discussions with management, and the experience of the Nomination Committee members.

Special Finance Committee. The Special Finance Committee was formed in fiscal 2021 and consists of John Fichthorn (Chairman), Daniel Shribman, and Peter Mills. The purpose of the Special Finance Committee is to: (i) respond to and address any stockholder activism activities that may be directed to our stockholders and us; (ii) oversee the preparation and adoption of the rights plan that was adopted by our Board in fiscal 2021; and (iii) oversee strategic financings negotiations.

Our Board intends to appoint directors to specific committees at our Board meeting to be held immediately following the Annual Meeting. We will disclose the specific committee appointments in our Current Report on Form 8-K that will be filed to disclose the voting results from the Annual Meeting.

Nominations Process and Criteria

The Nomination Committee determines the qualifications, qualities, skills, and other expertise required to be a director and to develop, and recommend to our Board for its approval, criteria to be considered in selecting nominees for director. The Nomination Committee and our Board believe that at this time, it is unnecessary to adopt criteria for the selection of directors. Instead, the Nomination Committee and our Board believe that the desirable background of a new individual member of our Board may change over time and that a thoughtful, thorough selection process is more important than adopting criteria for directors.

The Nomination Committee will also identify, recruit, and screen candidates for our Board, consistent with criteria approved by our Board. The Nomination Committee and our Board are fully open to utilizing whatever methodology is efficient in identifying new, qualified directors when needed, including industry contacts of our directors or professional search firms. The Nomination Committee also considers any director candidates recommended by our stockholders pursuant to the procedures described in this Proxy Statement and any nominations of director candidates validly made by stockholders in accordance with applicable laws, rules, and regulations, and the provisions of our charter documents.

There were no fees paid or due to third parties in fiscal 2020 to identify or evaluate, or to assist in evaluating or identifying, potential director nominees. For purposes of the Annual Meeting, the Nomination Committee recommended three nominees for election as directors to our Board, and our Board approved the nominees for inclusion in this Proxy Statement. These nominees were recommended by the Nomination Committee as candidates that the committee became aware of through industry work and certain of our stockholders.

Any stockholder wishing to propose that a person be nominated for or appointed to our Board may submit such a proposal, according to the procedure described in the stockholder proposal section on page 9 of this Proxy Statement, to: General Counsel, theMaven, Inc., at the address for our principal offices as set forth in our then-most recent filing with the SEC. Our General Counsel will promptly forward any such correspondence to the Chairman of the Nomination Committee for review and consideration by the Nomination Committee in accordance with the criteria described above.

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Director Independence

Our Common Stock is not currently listed for trading on a national securities exchange and, as such, we are not subject to any director independence standards. However, we have evaluated independence in accordance with the rules of the NCM and SEC with respect to each director and director nominee. Based on these standards, our Board has determined that each of the following non-employee directors serving during fiscal 2020 is independent and has no relationship with us, except as one of our directors and stockholders.

John Fichthorn	Peter Mills
Todd Sims	Carlo Zola
Daniel Shribman	Rinku Sen

Based on these standards, the Board determined Ross Levinsohn was not independent.

All of the members of the Audit, Nomination, and Compensation Committees are also independent.

A Business Code of Ethics and Conduct (“Code of Ethics”) that applies to our executive officers, directors, and other employees was approved and adopted by our Board on March 9, 2021. The Board also approved the Code of Ethics for Finance Officers (the “Senior Code of Ethics”), which applies to our financial officers, on March 9, 2021. Copies of the Code of Ethics and the Senior Code of Ethics were filed as exhibits to our Annual Report and may be obtained free of charge by writing to: Corporate Secretary, theMaven, Inc., at the address for our principal offices as set forth in our then-most recent filing with the SEC.

Related Party Transactions

When we are contemplating entering into any transaction in which any executive officer, director, director nominee, or any family member of the foregoing would have any direct or indirect interest, regardless of the amount involved, the terms of such transaction have to be presented to the full Board (other than any interested director) for approval or disapproval. Our Board has not adopted a written policy for reviewing related party transactions but when presented with such transaction, the transaction is discussed by our Board and documented in its meeting minutes.

The Code of Ethics also requires our employees, officers, and directors to provide prompt and full disclosure of all potential conflicts of interest to the appropriate person. These conflicts of interest may be specific to the individual or may extend to his or her family members. Any officer who has a conflict of interest with respect to any matter is required to disclose the matter to our Compliance Director, or in the case of the Chief Financial Officer, to the Audit Committee. All other employees are required to make prompt and full disclosure of any conflict of interest to the Head of Internal Audit (who is our Chief Financial Officer, unless our Board designates some other person). Directors are required to disclose any conflict of interest to the Chairman of our Board and to refrain from voting on any matter(s) in which they have a conflict. Employees and officers are not permitted to participate in any matter in which he or she has a conflict of interest unless authorized by an appropriate Company official and under circumstances that are designed to protect the interests of the Company and its stockholders and to avoid any appearance of impropriety. In addition, directors and executive officers are required to disclose, in an annual questionnaire, any current or proposed conflict of interests (including related party transactions).

Except as disclosed below, from the period beginning January 1, 2020 and ending September 7, 2021, there were no current or proposed related party transactions.

Financings

On March 24, 2020, we entered into a second amended and restated note purchase agreement (the “Second A&R NPA”) with BRF Finance Co., LLC (“BRF Finance”), an affiliated entity of B. Riley, in its capacity as agent and a purchaser. Pursuant to the Second A&R NPA, we issued a 15% delayed draw term note (the “Term Note”), in the aggregate principal amount of $12,000,000 to the purchaser. Up to $8,000,000 in principal amount under the Term Note is due on March 31, 2021, with the balance thereunder due on June 14, 2022. Interest on amounts outstanding under the Term Note are payable in-kind in arrears on the last day of each fiscal quarter. On March 25, 2020, we drew down $6,913,865 under the Term Note, and after payment of commitment and funding fees paid to BRF Finance in the amount of $793,109 and other legal fees and expenses of BRF Finance that we paid, we received net proceeds of approximately $6,000,000. Pursuant to Amendment 1 to the Second A&R NPA, dated October 23, 2020 (“Amendment 1”), interest payable on the notes on September 30, 2020, December 31, 2020, March 31, 2021, June 30, 2021, September 30, 2021, and December 31, 2021 will be payable in-kind in arrears on the last day of such fiscal quarter. Alternatively, at the option of the holder, such interest amounts can be converted into shares of our Common Stock based upon the conversion rate specified in the Certificate of Designation for the Series K Convertible Preferred Stock, subject to certain adjustments. In addition, $3,367,090, including $3,295,506 of principal amount of the Term Note and $71,585 of accrued interest, was converted into shares of our Series K Convertible Preferred Stock (“Series K Convertible Preferred Stock”) and the maturity date of the Term Note was changed from March 31, 2021 to March 31, 2022. John A. Fichthorn, our Executive Chairman, previously served as Head of Alternative Investments for B. Riley Capital Management, a wholly owned subsidiary of B. Riley. Todd Sims, one of our directors, has served as the President of BRVC, a wholly owned subsidiary of B. Riley since October 2020. B. Riley FBR, Inc., an affiliate of B. Riley (“B. Riley FBR”), and its affiliates also beneficially own more than 10% of our Common Stock.

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Between August 14, 2020 and August 20, 2020, we entered into several securities purchase agreements for the sale of Series H Preferred Stock with certain accredited investors, including, among others, Strome Mezzanine Fund LP (“Strome”) and Strome Alpha Fund, L.P. (“Strome Alpha”), affiliates of Mark Strome, who previously beneficially owned more than 10% of the shares of our Common Stock and currently beneficially owns more than 10% of the shares of our Series H Preferred Stock, pursuant to which we issued an aggregate of 2,253 shares, at a stated value of $1,000 per share, initially convertible into 6,825,000 shares of our Common Stock at a conversion rate equal to the stated value divided by the conversion price of $0.33 per share, for aggregate gross proceeds of $2,730,000 for working capital and general corporate purposes. B. Riley FBR, acting as a placement agent for these issuances, waived its fee for these services and was reimbursed for certain legal and other costs. On October 28, 2020, we entered into a mutual rescission agreement with Strome and Strome Alpha, pursuant to which the stock purchase agreements entered into by Strome and Strome Alpha between August 14, 2020 and August 20, 2020 were rescinded and deemed null and void.

On September 4, 2020, we entered into a securities purchase agreement with certain accredited investors, pursuant to which we issued an aggregate of 10,500 shares of our Series J Convertible Preferred Stock (“Series J Preferred Stock”) at a stated value of $1,000, initially convertible into shares of our Common Stock, at the option of the holder subject to certain limitations, at a conversion rate equal to the stated value divided by the conversion price of $0.70 per share, for aggregate gross proceeds of $6,000,000. Of the shares of Series J Preferred Stock issued, B. Riley Securities, Inc., an affiliate of B. Riley, purchased 5,250 shares, and B&W Pension Trust, of which 180 Degree Capital Corp. is the Investment Adviser, purchased 5,250 shares. B. Riley FBR, acting as placement agent for these issuances, waived its fee for these services and was reimbursed for certain legal and other costs. B. Riley FBR and its affiliates also beneficially owns more than 10% of our Common Stock.

Between October 23, 2020 and November 11, 2020, we entered into several securities purchase agreements with accredited investors, pursuant to which we issued an aggregate of 18,042 shares of Series K Preferred Stock at a stated value of $1,000 per share, initially convertible into 45,105,000 shares of our Common Stock at a conversion rate equal to the stated value divided by the conversion price of $0.40 per share, for aggregate gross proceeds of $18,042,090. B. Riley FBR, acting as a placement agent for these issuances, was paid in cash $520,500 for its services and reimbursed for certain legal and other costs. John A. Fichthorn, our Executive Chairman, previously served as Head of Alternative Investments for B. Riley Capital Management, a wholly owned subsidiary of B. Riley. Todd Sims, one of our directors, has served as the President of BRVC, a wholly owned subsidiary of B. Riley since October 2020. B. Riley FBR and its affiliates also beneficially owns more than 10% of our Common Stock.

On May 20 and 25, 2021, and June 2, 2021, we entered into several securities purchase agreements with accredited investors, pursuant to which we issued an aggregate of 28,588,575 shares of our Common Stock, at a per share price of $0.70, for aggregate gross proceeds of approximately $20.0 million in a private placement. Among the investors were B. Riley and its affiliates, Warlock, and TCS Capital Management LLC (“TCS Capital Management”). John A. Fichthorn, our Executive Chairman, previously served as Head of Alternative Investments of B. Riley Capital Management, a wholly owned subsidiary of B. Riley, Todd Sims, one of our directors, has served as the President of BRVC, a wholly-owned subsidiary of B. Riley since October 2020, and Dan Shribman, one of our directors, currently serves as Chief Investment Officer of B. Riley and President of its B. Riley Principal Investments subsidiary. Carlo Zola, one of our directors, serves as a principal of Warlock. Finally, Eric Semler, who at the time of the investment was one of our directors, is the Managing Member of TCS Capital Management.

Other Agreements

On May 1, 2020, Josh Jacobs and we entered into a Strategic Financing Addendum (the “Addendum”) to his Director Agreement dated January 1, 2020 (the “Jacobs Director Agreement”). Pursuant to the Addendum, Mr. Jacobs agreed to provide additional services to us in exchange for compensation in the amount of $20,000 per month. The services to be provided were again amended in July 2020. During fiscal 2020, we paid Mr. Jacobs $120,000 for these services. Josh Jacobs was a former director, and before that, an officer.

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On August 26, 2020, Maven Coalition, Inc. (“Maven Coalition”), one of our wholly owned subsidiaries, entered into a consulting agreement with James C. Heckman, our former Chief Executive Officer, pursuant to which Maven Coalition agreed to pay to Mr. Heckman a monthly fee of approximately $29,167 (to be increased to approximately $35,417 once our senior executive officer salaries are returned to the levels in place prior to March 2020). Mr. Heckman was also entitled to bonus payments of up to one hundred percent of the monthly fees payable in the then-current year upon satisfaction of certain performance goals. Mr. Heckman may also be awarded additional equity incentive awards. The initial term of the consulting agreement commenced on August 26, 2020 and was to end on August 26, 2021, which term may be extended for an additional 12-month period unless our then-Chief Executive Officer notified Mr. Heckman of a decision not to extend at least 90 days in advance. On June 3, 2021, Maven Coalition and Mr. Heckman amended and restated the consulting agreement (the “Heckman Amendment”) to provide that Mr. Heckman would be paid approximately $57,895 per month from February 2021 through August 2022 in exchange for certain strategic advisory services provided by Mr. Heckman to Maven Coalition. The terms of the Heckman Amendment are conditioned upon the execution of a mutual release by Mr. Heckman, Maven Coalition, Maven Media Brands, LLC (“Maven Media”), TheStreet, and Heckman Media, LLC.

Effective September 4, 2020, we entered into a separation and advisory agreement with William Sornsin (the “Sornsin Separation Agreement”), who served as our Chief Operating Officer from January 2020 until September 2020, pursuant to which we agreed to pay him salary continuation in the amount of $275,000, which is the equivalent of one full year of Mr. Sornsin’s salary as of the date of the separation. Pursuant to the Sornsin Separation Agreement, we will continue to pay Mr. Sornsin a consulting fee of $100 per hour of consulting services performed.

On October 5, 2020, we entered into a separation agreement with Benjamin Joldersma, who served as our Chief Technology Officer from November 2016 through September 2020, pursuant to which we agreed to pay him approximately $111,000 as a severance payment, as well as any COBRA premiums.

Repurchases

On December 15, 2020, we entered into the Fourth Amendment to Agreement and Plan of Merger, dated December 15, 2020, pursuant to which we agreed to repurchase from certain key personnel of HubPages, including Paul Edmondson, one of our officers, and his spouse, an aggregate of approximately 16,802 shares of our Common Stock at a price of $4 per share each month for a period of 24 months, for aggregate proceeds to Mr. Edmondson and his spouse of approximately $67,207 per month.

Officer Promissory Notes

In May 2018, Mr. Heckman, our then Chief Executive Officer, began advancing funds to us in order to meet minimum operating needs. Such advances were made pursuant to promissory notes that were due on demand, with interest at the minimum applicable federal rate, which ranged from 2.18% to 2.38%. As of December 31, 2019, the total principal amount of advances outstanding were $319,351 (including accrued interest of $12,574). On October 31, 2020, we entered into an Exchange Agreement with Mr. Heckman pursuant to which he converted the outstanding principal amount due, together with accrued but unpaid interest under the promissory notes, into 389 shares of our Series H Preferred Stock. Nothing was outstanding as of December 31, 2020.

Board Leadership Structure and Role in Risk Oversight

Board Leadership Structure

Our Board has chosen to separate the positions of Executive Chairman and Chief Executive Officer, with Mr. John Fichthorn serving as Executive Chairman and Mr. Ross Levinsohn serving as Chief Executive Officer. As Chief Executive Officer, Mr. Levinsohn is responsible for our day-to-day leadership and performance, with our Board being responsible for setting our strategic direction, as well as overseeing and advising our management. Our Board believes that the current independent leadership of our Board by our Executive Chairman, who is not considered an executive officer of ours, enhances the effectiveness of its oversight of management and provides a perspective that is separate and distinct from that of management.

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Role of our Board in Risk Oversight

Our Board is responsible for the oversight of our operational risk management process. Our Board has delegated authority for addressing certain risks, and accessing the steps management has taken to monitor, control, and report such risks, to our Audit Committee. Such risks include risks relating to execution of our growth strategy, the effects of the global economy and general financial condition and outlook on our business, and costs of reliance on external advisors. The Audit Committee then reports such risks as appropriate to our Board. Our Board initiates discussions with appropriate members of our senior management if, after discussion of such risks, our Board determines that such risks raise questions or concerns about the status of operational risks then facing us.

Our Board relies on our Compensation Committee to address significant risk exposures we face with respect to compensation, including risks relating to retention of key employees, protection of partner relationships, management succession, and benefit costs, and, when appropriate, reports these risks to the full Board.

Stockholder Communications with our Board

Stockholders and other parties interested in communicating directly with our Board, a committee of our Board, or any individual director, may do so by sending a written communication to the attention of the intended recipient(s) in care of the Corporate Secretary, theMaven, Inc., at the address for our principal offices set forth in our then-most recent filing with the SEC. The Corporate Secretary will forward all appropriate communications to the Chairman of the Audit Committee.

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SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Common Stock

The following table sets forth information regarding beneficial ownership of our Common Stock as of September 9, 2021: (i) by each person who is known by us to beneficially own more than 5% of our Common Stock; (ii) by our current directors (as of September 9, 2021), our director nominees, and our “named executive officers” (as determined as of December 31, 2020); and (iii) by all of our current directors and executive officers as a group (as of September 9, 2021), which group does not include our director nominees.

Name and Address of Beneficial Owner *	Amount and Nature of Beneficial Ownership (1)	Percent of Class (2)
Five Percent Stockholders:
B. Riley FBR, Inc. (3)	79,055,072	29.87%
180 Degree Capital Corp. (4)	22,931,250	8.54%
Warlock Partners, LLC (5)	29,782,316	11.25%
Athletes First Media LLC (6)	15,000,000	5.67%
TCS Capital Management LLC (14)	20,714,286	7.83%
Directors, Director Nominees, and Named Executive Officers:
James Heckman (7)	10,848,117	4.00%
Ross Levinsohn (8)	9,385,618	3.44%
John Fichthorn (9)	1,379,920	**
Todd Sims (10)	878,116	**
B. Rinku Sen (11)	325,938	**
Peter Mills (12)	853,542	**
Carlo Zola (13)	41,079	**
Daniel Shribman (14)	41,079	**
Andrew Kraft (15)	2,528,494	**
Avi Zimak (16)	1,437,500	**
H. Hunt Allred (17)	1,608,888	**
Laura Lee	-	-
Christopher Petzel	-	-
Total Executive Officers and Directors, as a group (13 persons) (18)	23,565,559	8.31%

*	The address for each person listed above is 225 Liberty Street, 27th Floor, New York, New York 10281, unless otherwise indicated.
**	Less than 1.0%.
(1)	Unless otherwise indicated, each person has sole investment and voting power with respect to the shares indicated, subject to community property laws, where applicable. Includes any securities that such person has the right to acquire within sixty (60) days of September 9, 2021 pursuant to options, warrants, conversion privileges, or other rights.
(2)	Based on 264,645,981 shares of our Common Stock issued and outstanding, plus the number of shares each person has the right to acquire within sixty (60) days of September 9, 2021.
(3)	Shares of our Common Stock beneficially owned consist of 79,055,072 shares. Shares of our Common Stock beneficially owned does not consist of (i) 10,200,000 shares issuable upon conversion of 3,366 shares of Series H Preferred Stock; and (ii) 875,000 shares of our Common Stock issuable upon the exercise of warrants. Each share of Series H Preferred Stock has voting rights equivalent to the number of shares of our Common Stock on an as-converted basis. Our Series H Preferred Stock and warrants are subject to a “conversion block”, such that the holder cannot convert or vote any portion of our Series H Preferred Stock or exercise the warrants that would result in the holder and its affiliates holding more than 4.99% of the then-issued and outstanding shares of our Common Stock following such conversions (which “conversion block” can be increased to 9.99% upon at least 61 days’ prior written notice to us).
(4)	Shares of our Common Stock beneficially owned consist of: (i) 18,931,250 shares and (ii) 4,000,000 shares issuable upon conversion of 1,320 shares of Series H Preferred Stock. Each share of Series H Preferred Stock has voting rights equivalent to the number of shares of our Common Stock on an as-converted basis. Our Series H Preferred Stock is subject to a “conversion block”, such that the holder cannot convert or vote any portion of our Series H Preferred Stock that would result in the holder and its affiliates holding more than 4.99% of the then-issued and outstanding shares of our Common Stock following such conversions (which “conversion block” can be increased to 9.99% upon at least 61 days’ prior written notice to us).

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(5)	Shares of our Common Stock beneficially owned consist of 29,782,316 shares. Shares of our Common Stock beneficially owned does not consist of 6,666,667 shares issuable upon conversion of 2,200 shares of Series H Preferred Stock. Each share of Series H Preferred Stock has voting rights equivalent to the number of shares of our Common Stock on an as-converted basis. Our Series H Preferred Stock is subject to a “conversion block”, such that the holder cannot convert or vote any portion of our Series H Preferred Stock that would result in the holder and its affiliates holding more than 4.99% of the then-issued and outstanding shares of our Common Stock following such conversions (which “conversion block” can be increased to 9.99% upon at least 61 days’ prior written notice to us).
(6)	Shares of our Common Stock beneficially owned consist of 15,000,000 shares.
(7)	Shares of our Common Stock beneficially owned consist of: (i) 4,144,708 shares; (ii) 2,312,500 shares of our Common Stock issuable upon the exercise of vested options issued under the 2016 Stock Incentive Plan (the “2016 Plan”); (iii) 2,000,000 shares issuable upon the exercise of vested options issued under the 2019 Plan; and (iv) 2,390,909 shares issuable upon conversion of 789 shares of Series H Preferred Stock. Each share of Series H Preferred Stock has voting rights equivalent to the number of shares of our Common Stock on an as-converted basis. Our Series H Preferred Stock is subject to a “conversion block”, such that the holder cannot convert or vote any portion of our Series H Preferred Stock that would result in the holder and its affiliates holding more than 4.99% of the then-issued and outstanding shares of our Common Stock following such conversions (which “conversion block” can be increased to 9.99% upon at least 61 days’ prior written notice to us). Shares of our Common Stock beneficially owned does not include shares underlying options granted to his adult child.
(8)	Shares of our Common Stock beneficially owned consist of: (i) 1,245,434 shares; (ii) 4,119,489 shares issuable upon the exercise of vested options issued under the 2019 Plan; (iii) 3,414,634 shares of our Common Stock issuable of restricted stock units; and (iv) 606,061 shares issuable upon conversion of 200 shares of Series H Preferred Stock. Each share of Series H Preferred Stock has voting rights equivalent to the number of shares of our Common Stock on an as-converted basis. Our Series H Preferred Stock is subject to a “conversion block”, such that the holder cannot convert or vote any portion of our Series H Preferred Stock that would result in the holder and its affiliates holding more than 4.99% of the then-issued and outstanding shares of our Common Stock following such conversions (which “conversion block” can be increased to 9.99% upon at least 61 days’ prior written notice to us).
(9)	Shares of our Common Stock beneficially owned consist of: 1,379,920 shares, which includes 166,667 shares of our Common Stock granted under restricted stock awards, of which 138,889 shares have vested (with the remaining shares vesting 1/12 on a monthly basis). Shares of our Common Stock beneficially owned does not include 1,297,875 shares held in a family trust over which Mr. Fichthorn has disclaimed any beneficial ownership interest.
(10)	Shares of our Common Stock beneficially owned consist of 878,116 shares, which includes 166,667 shares of our Common Stock granted under restricted stock awards, of which 138,889 shares have vested (with the remaining shares vesting 1/12 on a monthly basis).
(11)	Shares of our Common Stock beneficially owned consist of: (i) 269,231 shares, which includes 83,333 shares of our Common Stock granted under restricted stock awards, of which 69,444 shares have vested (with the remaining shares vesting 1/12 on a monthly basis); (ii) 457 shares of our Common Stock issuable upon the exercise of warrants; and (iii) 56,250 shares of our Common Stock issuable upon the exercise of vested options issued under the 2016 Plan.
(12)	Shares of our Common Stock beneficially owned consist of: (i) 674,792 shares, which includes 166,667 shares of our Common Stock granted under restricted stock awards, of which 138,889 shares have vested (with the remaining shares vesting 1/12 on a monthly basis); (ii) 78,750 shares of our Common Stock issuable upon the exercise of vested options issued under 2016 Plan; and (iii) 100,000 shares of our Common Stock issuable upon the conversion of 33 shares of Series H Preferred Stock. Each share of Series H Preferred Stock has voting rights equivalent to the number of shares of our Common Stock on an as-converted basis. Our Series H Preferred Stock is subject to a “conversion block”, such that the holder cannot convert or vote any portion of our Series H Preferred Stock that would result in the holder and its affiliates holding more than 4.99% of the then-issued and outstanding shares of our Common Stock following such conversions (which “conversion block” can be increased to 9.99% upon at least 61 days’ prior written notice to us).
(13)	Shares of our Common Stock beneficially owned consist of 41,079 shares of our Common Stock granted under a restricted stock award, of which 29,342 shares of our Common Stock have vested (with the remaining shares vesting 1/7 on a monthly basis). Shares of our Common Stock beneficially owned does not includes shares beneficially owned by Warlock over which Mr. Zola does not have any voting or investment power.
(14)	Shares of our Common Stock beneficially owned consist of 41,079 shares of our Common Stock granted under a restricted stock award, of which 29,342 shares of our Common Stock have vested (with the remaining shares vesting 1/7 on a monthly basis).

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(15)	Shares of our Common Stock beneficially owned consist of: (i) 1,128,494 shares of our Common Stock issuable upon the exercise of vested options issued under the 2019 Plan; and (ii) 1,400,000 shares of our Common Stock issuable upon the exercise of options granted outside the 2016 Plan and 2019 Plan during the year ended December 31, 2020 to certain of our officers, directors and employees as approved by our Board and administered by us (the “Outside Options”).
(16)	Shares of our Common Stock beneficially owned consist of 1,437,500 shares of issuable upon the exercise of vested options issued under the 2019 Plan.
(17)	Shares of our Common Stock beneficially owned consist of: (i) 699,797 shares of our Common Stock and (ii) 909,091 shares of our Common Stock issuable upon the conversion of 300 shares of Series H Preferred Stock. Each share of Series H Preferred Stock has voting rights, equivalent to the number of shares of our Common Stock on an as-converted basis. Our Series H Preferred Stock is subject to a “conversion block,” such that the holder cannot convert or vote any portion of our Series H Preferred Stock that would result in the holder and its affiliates holding more than 4.99% of the then-issued and outstanding shares of our Common Stock following such conversions (which “conversion block” can be increased to 9.99% upon at least 61 days’ prior written notice to us). Mr. Allred maintains an account in which his broker trades on margin. It is possible that shares of our Common Stock held in that account is used as collateral.
(18)	The group does not include our director nominees, who are listed separately above.

Series H Preferred Stock

The following table sets forth information regarding beneficial ownership of the Series H Preferred Stock as of September 9, 2021, (i) by each person who is known by us to beneficially own more than 5% of the Series H Preferred Stock; (ii) by our current directors (as of September 9, 2021), director nominees, and our “named executive officers” (determined as of December 31, 2020); and (iii) by all of our current directors and executive officers as a group (as of September 9, 2021), which group does not include our director nominees. The information reflects beneficial ownership, as determined in accordance with the SEC’s rules and are based on 19,547 shares of our Series H Preferred Stock issued and outstanding as of September 9, 2021.

Name and Address of Beneficial Owner *	Amount and Nature of Beneficial Ownership (1)	Percent of Class
Five Percent Stockholders:
Mark E. Strome	6,425	32.87%
B. Riley FBR, Inc.	3,366	17.22%
180 Degree Capital Corp.	1,320	6.75%
Warlock Partners LLC	2,200	11.25%
Directors, Director Nominees, and Named Executive Officers:
James Heckman	789	4.04%
Ross Levinsohn (2)	200	1.02%
John Fichthorn	-	-
Todd Sims	-	-
B. Rinku Sen	-	-
Peter Mills	33	**
Carlo Zola	-	-
Daniel Shribman	-	-
Andrew Kraft	-	-
Avi Zimak	-	-
H. Hunt Allred (3)	300	1.53%
Laura Lee	-	-
Christopher Petzel	-	-
Total Executive Officers and Directors, as a group (13 persons) (4)	233	1.19%

*	The address for each person listed above is 225 Liberty Street, 27th Floor, New York, New York 10281, unless otherwise indicated.

** Less than 1%.

(1)	Unless otherwise indicated, each person has sole investment and voting power with respect to the shares indicated, subject to community property laws, where applicable. Includes any securities that such person has the right to acquire within sixty (60) days of September 9, 2021 pursuant to options, warrants, conversion privileges, or other rights.

(2)	Mr. Levinsohn invested $200,000 into the Heckman Maven Investment Fund, L.P. (the “Fund”), an owner of shares of the Series H Preferred Stock. Mr. Levinsohn’s ownership in the Fund resulted in him beneficially owning approximately 200 shares of Series H Preferred Stock.

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(3)	Includes 75 shares of the Series H Preferred Stock held by Mr. Allred and 225 shares of Series H Preferred Stock held by Redcap Investments, LP, which Mr. Allred currently serves as the President of its general partner. Does not include shares of Series H Preferred Stock held by a trust for which Mr. Allred’s spouse serves as the trustee.
(4)	The group does not include our director nominees, who are listed separately above.

Series I Preferred Stock, Series J Preferred Stock, and Series K Preferred Stock

On December 18, 2020, we filed a Certificate of Amendment to our Certificate, which increased our authorized shares of Common Stock. All of the then-outstanding shares of Series I Convertible Preferred Stock (the “Series I Preferred Stock”), Series J Preferred Stock, and Series K Preferred Stock automatically converted into shares of our Common Stock. Accordingly, as of December 18, 2020, we no longer have any issued and outstanding shares of Series I Preferred Stock, Series J Preferred Stock, and Series K Preferred Stock.

Change-in-Control Arrangements

We do not know of any arrangements which may, at a subsequent date, result in a change in control.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our officers, directors, and persons who own more than ten percent of a class of our equity securities that is registered pursuant to Section 12 of the Exchange Act within specified time periods to file certain reports of ownership and changes in ownership with the SEC. Officers, directors, and ten-percent stockholders are required by regulation to furnish us with copies of all Section 16(a) forms they file. Based solely on a review of copies of the reports furnished to us and written representations from persons concerning the necessity to file these reports, we believe that all reports required to be filed pursuant to Section 16(a) of the Exchange Act during fiscal 2020 were filed with the SEC on a timely basis, except for the following:

Reporting Person (9)	Number of Late Reports	Number of Transactions Not Reported On a Timely Basis	Number of Known Failures to File Required Form
John Fichthorn (1)	3	3	-
Ross Levinsohn (2)	1	5	-
Peter Mills (3)	1	1	-
Joshua Jacobs (4) (13)	1	1	-
B. Rinku Sen (5)	1	1	-
David Bailey (6) (13)	1	1	-
Todd Sims (7)	2	2	-
Paul Edmonson (8)	1	4	1
Douglas Smith	-	-	-
James Heckman (13)	-	-	-
Benjamin Joldersma (13)	-	-	-
Avi Zimak	-	-	-
William Sornsin (13)	-	-	-
H. Robertson Barrett (10)	-	-	-
Eric Semler (10) (13)	-	-	-
Jill Marchisotto (11)	2	3	-
Andrew Kraft (12)	1	3	-
Carlo Zola (10)	-	-	-
Daniel Shribman (10)	-	-	-

(1)	Delinquent reports include: for 2020, three reports.
(2)	Delinquent reports include: for 2020, one report.
(3)	Delinquent reports include: for 2020, one report.
(4)	Delinquent reports include: for 2020, one report.

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(5)	Delinquent reports include: for 2020, one report.
(6)	Delinquent reports include: for 2020, one report.
(7)	Delinquent reports include: for 2020, two reports.
(8)	Delinquent reports include: for 2020, one report (consisting of the failure to file a Form 4 to report 4 transactions, all of which occurred on December 31, 2020).
(9)	To our knowledge, B. Riley FBR and its affiliates, 180 Degree Capital Corp., and Mark E. Strome, each of which is currently or was previously a greater than 10% stockholder, timely filed all of their respective Section 16 filings. The table does not include any information related to any of our other greater than 10% stockholders as we do not have any knowledge as to any delinquent or missing Section 16 filings for such stockholders.
(10)	Messrs. Barrett, Semler, Zola, and Shribman were all appointed during fiscal 2021 and did not serve in their respective capacities during fiscal 2020. Mr. Semler is no longer serving as a director.
(11)	Delinquent reports include: for 2020, two reports.
(12)	Delinquent reports include: for 2020, one report.
(13)	Mr. Heckman, Mr. Sornsin, and Mr. Joldersma each served as officers during fiscal 2020 and were subject to the filing requirements of Section 16(a) during the time they served as an officer. None of these individuals currently serve as an officer of the Company. Mr. Jacobs, Mr. Bailey, and Mr. Semler also served as directors during fiscal 2020; however, none of these individuals currently serve as directors of the Company.

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EXECUTIVE COMPENSATION

Named Executive Officers

During fiscal 2020, our named executive officers were as follows:

●	Ross Levinsohn: Chief Executive Officer and Director
●	James Heckman: Former Chief Executive Officer and Director
●	Andrew Kraft: Chief Operating Officer and Former Chief Venture Officer
●	Avi Zimak: Chief Revenue Officer

Compensation Philosophy and Objectives

Our compensation policy is designed to attract and retain qualified key executive officers critical to our achievement of reaching and maintaining profitability and positive cash flow, and subsequently our growth and long-term success. To attract, retain, and motivate the executive officers to accomplish our business strategy, the Compensation Committee establishes our executive compensation policies and oversees our executive compensation practices. We provide what we believe is a competitive total compensation package to our management team through a combination of base salary and equity awards.

In accordance with the advisory “say-on-frequency” vote of our stockholders at the 2017 annual meeting of stockholders, held in December 2017, and as approved by our Board, we will include an advisory “say-on-pay” vote in our proxy statement every three years. The most recent “say-on-pay” advisory vote occurred at the 2017 annual meeting, at which our stockholders approved, on an advisory basis, the compensation of our named executive officers. Due to the fact that we have not held an annual stockholders’ meeting since 2017, we have included the say-on-pay vote as a proposal for the Annual Meeting. Our next required stockholder advisory “say-on-frequency” vote will occur at our 2023 annual stockholders’ meeting.

Elements of our Executive Compensation and Benefits Programs

Base Salary

The Compensation Committee considers what salaries must be paid in order to attract and retain high-quality executive officers. We annually review our executive officers’ base salaries and make adjustments only when necessary based on individual and Company performance. We provide a minimum, fixed level of cash compensation to reflect the level of accountability of talented executive officers who can continue to improve our overall performance. In addition, salary is based on experience, industry knowledge, duties and scope of responsibility, as well as the competitive market for talent.

Incentive Compensation

Equity awards under the 2019 Plan are a vital piece of our total compensation package. Equity awards are intended to compensate named executive officers for sustained long-term performance, align the interests of our named executive officers and stockholders, and encourage retention through multi-year vesting schedules. Equity incentive awards may take a variety of forms. Levels, mix, and frequency of awards are determined by the Compensation Committee, and are designed to reflect each recipient’s level of responsibility and performance.

Retirement Benefits

We offer a qualified 401(k) defined contribution plan. All of our employees are eligible to participate in this plan, including our named executive officers, subject to limitations imposed by the Internal Revenue Code of 1986, as amended (the “Code”). We currently match 100% of contributions made by participants in the 401(k) up to 4% of eligible annual compensation.

Other Compensation

In 2020, we provided our employees, including each of our named executive officers, with health insurance coverage.

Hedging Policy and Pledging of Securities

Pursuant to our Insider Trading Policy, our employees, officers, and directors cannot engage in hedging transactions related to our securities, which includes our Common Stock. Employees, officers, and directors are also prohibited from holding our securities, which includes our Common Stock, in a margin account or otherwise pledging our securities as collateral for a loan.

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Summary Compensation Table

The following table sets forth certain compensation awarded to, earned by or paid to (i) any individuals serving as our Chief Executive Officer during fiscal 2020 (Mr. Heckman and Mr. Levinsohn), (ii) our two other most highly compensated executive officers serving as executive officers at the end of fiscal 2020 (Mr. Kraft and Mr. Zimak), and (iii) any individuals for whom disclosure would have been required but for the fact that the individual was not serving as an executive officer as of the end of fiscal 2020 (no individuals met this criteria during fiscal 2020).

(a) Name and Principal Position	(b) Year	(c) Salary	(d) Bonus	(f) Option Awards (1)	(i) All Other Compensation		(j) Total Compensation
Ross Levinsohn	2020	$412,585	$200,000	$-	$-		$612,585
Chief Executive Officer and Director (2)	2019	-	-	-	-		-
James Heckman	2020	270,059	-	-	116,667	(3)	386,726
Former Chief Executive Officer and Director	2019	320,333	105,500	5,803,682	-		6,229,515
Andrew Kraft	2020	188,659	120,000	-	150,000	(4)	458,659
Chief Operating Officer and Former Chief Venture Officer	2019	-	-	-	-		-
Avi Zimak	2020	412,585	77,175	-	-		489,760
Chief Revenue Officer(5)	2019	-	-	-	-		-

(1)	Reflects the fair value of option awards during the years in accordance with FASB ASC 718, Compensation – Stock Compensation (refer to our consolidated financial statements for valuation assumptions in Note 22, Stock-Based Compensation, filed as part of our Annual Report).
(2)	Mr. Levinsohn was appointed as our Chief Executive Officer in August 2020.
(3)	“All Other Compensation” consists of $116,667 that Mr. Heckman received from September 2020 until December 2020 pursuant to a Separation Agreement and a Consulting Agreement, both of which were entered into in August 2020.
(4)	Mr. Kraft was appointed as Chief Operating Officer in October 2020. “All Other Compensation” consists of $150,000 that Mr. Kraft received pursuant to a Confidential Separation Agreement and General Release (the “Kraft Separation Agreement”) that was signed in April 2020.
(5)	Mr. Zimak was appointed as Chief Revenue Officer in December 2019.

Narrative Discussion of Summary Compensation Table of Named Executive Officers

The following is a narrative discussion of the material information that we believe is necessary to understand the information disclosed in the foregoing Summary Compensation Table. The following narrative disclosure is separated into sections, with a separate section for each of our named executive officers.

With respect to fiscal 2019 and fiscal 2020, as applicable, each named executive officer received a base salary and was eligible for a stock option award pursuant to either our 2016 Plan or our 2019 Plan. Information on the specific components of the 2016 Plan and the 2019 Plan can be found below under the heading “Equity Compensation Plan Information.”

Ross Levinsohn

Stock Option Awards During Fiscal 2020

Mr. Levinsohn did not receive any stock option awards during fiscal 2020.

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Employment Agreements

On September 16, 2019, we entered into an employment agreement with Mr. Ross Levinsohn (the “Levinsohn Employment Agreement”). The Levinsohn Employment Agreement contemplated an initial employment term from September 16, 2019 through December 31, 2022, with automatic one-year renewals absent notice from either party. Pursuant to the Levinsohn Employment Agreement, Mr. Levinsohn served as the Chief Executive Officer of Sports Illustrated; President of Maven Media; and a director. Mr. Levinsohn was paid a base salary of $450,000 per annum, subject to an annual adjustment, a one-time signing bonus of $100,000, and was entitled to the same employment benefits available to our employees as well as the reimbursement of business expenses during the term of employment. Mr. Levinsohn was also entitled to certain performance-based annual and quarterly cash bonuses and equity incentive awards. The Levinsohn Employment Agreement provided for various termination events under which he would have been entitled to salary continuance for the remainder of the current term plus one year, including quarterly bonuses for the remainder of the current term, and full, immediate acceleration of vesting of his unvested equity awards. He was also subject to a restrictive covenant on competitive employment during the term of the Levinsohn Employment Agreement, and a restrictive covenant on solicitation of our employees, customers, and vendors for up to six months after termination of the Levinsohn Employment Agreement.

On May 1, 2020, we amended the Levinsohn Employment Agreement (the “Amended Levinsohn Employment Agreement”). The Amended Levinsohn Employment Agreement amended the Levinsohn Employment Agreement such that Mr. Levinsohn was to be paid a salary of $427,500 per annum. It also amended the Levinsohn Employment Agreement such that it provided for various termination events under which he would be entitled to eighteen months of salary continuance, including quarterly bonuses for the eighteen-month period. Pursuant to the Amended Levinsohn Employment Agreement, Mr. Levinsohn was to continue to serve as the Chief Executive Officer of Sports Illustrated; President of Maven Media; and a director.

On February 18, 2021, we entered into the second amended and restated executive employment agreement (the “Second A&R Employment Agreement”), which was effective as of August 26, 2020, the date on which Mr. Levinsohn was appointed as our Chief Executive Officer. The Second A&R Employment Agreement amends and restates the Levinsohn Employment Agreement and the Amended Levinsohn Employment Agreement. Pursuant to the terms of the Second A&R Employment Agreement, Mr. Levinsohn will continue to serve as our Chief Executive Officer through December 31, 2023, subject to automatic renewal for an additional one-year term, or until the Second A&R Employment Agreement is terminated in accordance with its terms. The Second A&R Employment Agreement provides that Mr. Levinsohn will be paid an annual base salary of $550,000, subject to annual review by our Board, and, should any member of our leadership receive an increase in their annual salary, he will receive an increase in base salary equal to that percentage increase. Mr. Levinsohn is also eligible to earn an annual bonus based on a target bonus amount of $1 million, which will be earned and payable upon the completion of certain performance thresholds. He is also eligible to participate in the 2019 Plan and is entitled to the same employment benefits available to our employees, as well as to the reimbursement of business expenses during his term of employment. The Second A&R Employment Agreement provides for various termination events under which Mr. Levinsohn would be entitled to annual bonuses earned but not yet paid and salary continuation through December 31, 2023, or the end of any renewal term, if applicable, but in no event will he be eligible to less than twelve months of salary continuation and reimbursement of 18 consecutive months of COBRA costs. Mr. Levinsohn is also subject to restrictive covenants on solicitation of employees, solicitation of customers, use of trade secrets, non-disparagement, and competition.

James Heckman

Stock Option Awards During Fiscal 2019 and Fiscal 2020

Grant Date		Number of Options		Exercise Price Per Share
4/10/2019	(1)	14,509,205	(2)	$0.46

(1)	Grant of stock options pursuant to the 2019 Plan.
(2)	Originally, shares of our Common Stock underlying the stock options vested one-third on the first anniversary of the grant date, with the remaining vesting monthly over the next two years, subject to certain stock price conditions. Pursuant to the 2019 Amendment (as defined below), 2,000,000 shares were vested as of June 3, 2021, with the remaining portion subject to performance-vesting based on our stock price.

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Employment and Other Agreements

On November 4, 2016, we entered into an employment agreement with Mr. James Heckman (the “Heckman Employment Agreement”). The Heckman Employment Agreement contemplated an employment term of a period of three years beginning on July 18, 2016, with Mr. Heckman serving as our Chief Executive Officer, President, and a director. Mr. Heckman was paid a base salary of $300,000 per annum, subject to an annual adjustment by our Board, and was entitled to the same employment benefits available to our employees as well as the reimbursement of business expenses during the term of employment. The Heckman Employment Agreement provided for various termination events under which he would have been entitled to one year’s severance equal to his annual salary amount. He was also subject to a restrictive covenant on competitive employment for up to two years after termination of the Heckman Employment Agreement, so long as we continued to pay his annual salary amount during that period, and a restrictive covenant on solicitation of our employees, customers, and vendors for up to one year after termination of the Heckman Employment Agreement. Mr. Heckman resigned as our Chief Executive Officer and a director on August 26, 2020 and we entered into a Separation Agreement with him with respect to his service in those positions. On the same date, we entered into a Consulting Agreement with Mr. Heckman, pursuant to which Mr. Heckman will serve as a consultant for a one-year period beginning on August 26, 2020. On June 3, 2021, Maven Coalition and Mr. Heckman entered into the Heckman Amendment. Pursuant to the Heckman Amendment, Mr. Heckman agreed to provide certain strategic advisory services to Maven Coalition in exchange for a monthly fee of approximately $57,895 per month (the “Heckman Monthly Fee”), beginning in February 2021 through the remainder of the term of the Heckman Amendment, or August 2022. The Heckman Monthly Fee payments may be partially accelerated in the event of certain financings. In addition, Mr. Heckman’s eligibility to be retained by Maven Coalition, and provide services pursuant to the Heckman Amendment, is conditioned upon Mr. Heckman’s execution of, and not subsequently revoking, a General Release and Continuing Obligations Agreement (“GRCOA”) between Mr. Heckman, Maven Coalition, Maven Media, TheStreet, Heckman Media, LLC, and us. The GRCOA addresses certain agreements between the parties related to certain stock options previously granted by us to Mr. Heckman and voting agreements related to the shares issuable upon exercise of those options, among other items. Pursuant to the terms of the GRCOA, we amended that certain 2016 Stock Incentive Plan Option Agreement dated September 14, 2018 (the “Original 2016 Option”) and that certain 2019 Equity Incentive Plan Option Agreement dated April 10, 2019 (the “Original 2019 Option”). The amendment to the Original 2016 Option (the “2016 Amendment”) clarifies that the option qualifies as a non-statutory stock option and that it remains exercisable for the remainder of the term of the option. The amendment to the Original 2019 Option (the “2019 Amendment”) clarifies that the option qualifies as a non-statutory stock option and that it remains exercisable for the remainder of the term of the option. The 2019 Amendment also changed the vesting schedule of the option to provide for immediate vesting of a portion of the option, with the remainder of the option being subject to performance-based vesting that is tied to the price of our Common Stock.

Andrew Kraft

Stock Option Awards During Fiscal 2020

Mr. Kraft did not receive any stock option awards during fiscal 2020.

Employment Agreement

On December 13, 2018, we entered into an executive employment agreement with Mr. Andrew Kraft (the “2018 Kraft Employment Agreement”). The 2018 Kraft Employment Agreement contemplated a term that commenced on December 13, 2018 and continued indefinitely until it was terminated in accordance with the provisions of the 2018 Kraft Employment Agreement. The 2018 Kraft Employment Agreement provided that Mr. Kraft would serve as the Executive Vice President and Chief Strategy and Revenue Officer. Mr. Kraft was paid an annual salary of $300,000, subject to annual review by our Board. Mr. Kraft was also eligible for annual and quarterly bonuses upon the achievement of certain performance objectives. He was also eligible to receive time- and performance-based stock option awards. On January 1, 2020, we amended and restated the 2018 Kraft Employment Agreement (the “Amended Kraft Employment Agreement”). Pursuant to the Amended Kraft Employment Agreement, Mr. Kraft served as our Chief Venture Officer and received an annual salary of $360,000, subject to annual review by our Board. The Amended Kraft Employment Agreement also contemplated an employment term that terminated on April 10, 2020, unless otherwise terminated by the parties.

On April 10, 2020, we entered into the Kraft Separation Agreement. Pursuant to the Kraft Separation Agreement, we agreed to pay Mr. Kraft a severance payment of $150,000 upon his termination as an employee on April 10, 2020, such payment being paid in lieu of any amounts which may have been owed to Mr. Kraft pursuant to the Amended Kraft Employment Agreement. The Kraft Separation Agreement also provided for accelerated vesting of certain of the option awards granted to Mr. Kraft in connection with his employment with us. It also provided that Mr. Kraft would be subject to certain post-employment obligations, including those provided by the Amended Kraft Employment Agreement, as well as confidentiality, non-solicitation, and non-disparagement obligations. Mr. Kraft also agreed to a general release of claims against us, and we agreed to a limited release of claims against Mr. Kraft, including certain claims against Mr. Kraft arising in connection with his employment with us.

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On April 11, 2020, we entered into a consulting agreement with Mr. Kraft (the “Kraft Consulting Agreement”). Pursuant to the Kraft Consulting Agreement, Mr. Kraft would perform consulting services for us beginning on April 11, 2020 until either party provided notice of termination to the other party. The Kraft Consulting Agreement provided that Mr. Kraft would be paid $10,000 per month for the performance of consulting services as an independent contractor.

On October 1, 2020, we entered into an employment agreement with Mr. Kraft (the “2020 Kraft Employment Agreement”). The 2020 Kraft Employment Agreement contemplated a term that commenced on October 1, 2020 and continues indefinitely until it is terminated in accordance with the provisions of the 2020 Kraft Employment Agreement. The 2020 Kraft Employment Agreement provides that Mr. Kraft will serve as our Chief Operating Officer. Mr. Kraft will be paid an annualized salary of $380,000 under the 2020 Kraft Employment Agreement, subject to annual review by the Board, with a reduction of 15% during the month of October 2020. Mr. Kraft is also eligible for annual bonuses of up to $220,000, payable in quarterly payments and subject to achievement of certain performance metrics, except that Mr. Kraft was guaranteed to receive the full pro rata amount of the quarterly payments for the fourth quarter of fiscal 2020 and the first quarter of fiscal 2021. Further, he is eligible to receive stock option awards under the 2019 Plan and is entitled to the same employment benefits available to our employees, as well as the reimbursement of business expenses during his term of employment. The 2020 Kraft Employment Agreement provides for various termination events under which Mr. Kraft would be entitled to 50% of his annualized salary, his annual bonus based on 100% of goal attainment, payment for bonuses already earned, and immediate acceleration of the vesting of any unvested time or stock price target options. Mr. Kraft is also subject to restrictive covenants on solicitation of employees and customers for a period of one year after the termination of the 2020 Kraft Employment Agreement and on competition and use of trade secrets during his employment with us.

On February 22, 2021, effective January 1, 2021, we amended and restated the 2020 Kraft Employment Agreement (the “A&R Kraft Agreement”). Pursuant to the terms of the A&R Kraft Agreement, Mr. Kraft will continue to serve as our Chief Operating Officer indefinitely until the A&R Kraft Agreement is terminated in accordance with its terms. The A&R Kraft Agreement provides that Mr. Kraft will be paid an annual base salary of $380,000, subject to annual review by our Board. Mr. Kraft is also eligible to earn an annual bonus equal to $220,000 based on attainment of certain performance metrics. He is also eligible to participate in the 2019 Plan and is entitled to the same employment benefits available to the employees, as well as to the reimbursement of business expenses during his term of employment. The A&R Kraft Agreement provides for various termination events under which Mr. Kraft would be entitled to one year’s severance equal to his annual salary and bonus amounts based on achievement of 100% of his personal goals. Mr. Kraft is also subject to restrictive covenants on solicitation of employees, solicitation of customers, use of trade secrets, and competition with the Company for a period of up to one year after termination of the A&R Kraft Agreement.

Avi Zimak

Stock Option Awards During Fiscal 2020

Mr. Zimak did not receive any stock option awards during fiscal 2020.

Employment Agreement

On November 2, 2019, we entered into an employment agreement with Mr. Avi Zimak (the “Zimak Employment Agreement”), pursuant to which Mr. Zimak agreed to serve as our Chief Revenue Officer and Head of Global Strategic Partnerships beginning on November 2, 2019 and continuing for a period of two years. The Zimak Employment Agreement provided that Mr. Zimak was paid an annual salary of $450,000, subject to annual review by our Chief Executive Officer, and was entitled to the same employment benefits available to our employees as well as the reimbursement of business expenses during the term of employment. Pursuant to the Zimak Employment Agreement, Mr. Zimak received a one-time signing bonus equal to $250,000. Mr. Zimak was also eligible for an annual bonus of up to $450,000 based upon the achievement of certain performance objectives, a ten-year option to purchase up to 2,250,000 shares of our Common Stock pursuant to the 2019 Plan, vesting in accordance with the achievement of certain performance objectives, and an award of restricted stock units relating to 250,000 shares of our Common Stock. The Zimak Employment Agreement provided for various termination events under which he would be entitled to salary continuance for the longer of (i) the remainder of the term of the Zimak Employment Agreement or (ii) one year following the date of the termination, and all of the shares of our Common Stock underlying the restricted stock units awarded to Mr. Zimak pursuant to the Zimak Employment Agreement would automatically vest. He was also subject to a restrictive covenant on solicitation of employees for a period of one year after the termination of the Zimak Employment Agreement and a restrictive covenant on solicitation of customers during the term of the Zimak Employment Agreement and for a period of one year following the termination of his employment.

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On June 14, 2020, the parties entered into an Amended & Restated Executive Employment Agreement (the “Zimak Amended Agreement”). Pursuant to the terms of the Zimak Amended Agreement, Mr. Zimak’s annual salary was reduced to $427,500 effective April 1, 2020 and then further reduced to $363,375, effective June 14, 2020 until December 31, 2020. Beginning January 1, 2021, Mr. Zimak’s annual salary was set at $450,000. Pursuant to the terms of the Zimak Amended Agreement, Mr. Zimak would be entitled to an annual base bonus equal to $375,000 for fiscal 2020 and $450,000 for fiscal 2021 and beyond, which bonus could be earned based on certain annual revenue targets. The Zimak Amended Agreement contemplated that to the extent earned, the annual bonus would be paid quarterly based on the achievement in a quarter of a portion of the annual revenue target then in effect. The Zimak Amended Agreement provided for various termination events under which he was entitled to salary continuance for the longer of (i) the remainder of the term of the Zimak Amended Agreement or (ii) one year following the date of the termination, and all of the shares of our Common Stock underlying the restricted stock units awarded to Mr. Zimak pursuant to the Zimak Employment Agreement would automatically vest. He was also subject to a restrictive covenant on solicitation of employees for a period of one year after the termination of his employment and a restrictive covenant on solicitation of customers during his employment and for a period of one year following the termination of his employment.

On February 22, 2021, effective January 1, 2021, the parties entered into a Second Amended and Restated Executive Employment Agreement (the “A&R Zimak Employment Agreement”). Pursuant to the terms of the A&R Zimak Employment Agreement, Mr. Zimak will serve as the Company’s Chief Revenue Officer for a two-year period beginning on January 1, 2021, subject to automatic renewal for one-year terms, or until the A&R Zimak Employment Agreement is terminated in accordance with its terms. The A&R Zimak Employment Agreement provides that Mr. Zimak will be paid an annual base salary of $450,000, subject to annual review by our Board. Mr. Zimak is also eligible to earn an annual bonus based on a target bonus amount of $450,000 with respect to calendar years 2021 and beyond, subject to certain performance conditions. Mr. Zimak received a one-time signing bonus in the amount of $250,000, which must be repaid to us in the event Mr. Zimak is terminated for cause or resigns other than for good reason. He is also eligible to participate in the 2019 Plan and is entitled to the same employment benefits available to the employees, as well as to the reimbursement of business expenses during his term of employment. The A&R Zimak Employment Agreement provides for various termination events under which Mr. Zimak would be entitled to salary continuation for up to one year. Mr. Zimak is also subject to restrictive covenants on solicitation of employees, solicitation of customers, use of trade secrets, and competition with us for a period of up to one year after termination of the A&R Zimak Employment Agreement.

Potential Payments Upon Termination or Change-of-Control

Mr. Levinsohn

The Second A&R Employment Agreement provides for various termination events under which Mr. Levinsohn would be entitled to annual bonuses earned but not yet paid and salary continuation through December 31, 2023, or the end of any renewal term, if applicable, but in no event will he be eligible for less than twelve months of salary continuation and reimbursement of 18 consecutive months of COBRA costs. In addition, he would be entitled to the acceleration of vesting of outstanding equity awards.

Mr. Heckman

The Heckman Employment Agreement provided for various termination events under which he would have been entitled to one year’s severance equal to his annual salary amount. In fiscal 2020, Mr. Heckman and we entered into a Separation Agreement, dated August 26, 2020, pursuant to which we agreed to hire Mr. Heckman as a consultant for a one-year period and pay him a monthly consulting fee of approximately $29,200 per month. The terms of the consulting arrangement were set forth in a separate consulting agreement. The consulting agreement was amended on June 3, 2021 to provide that Mr. Heckman would be paid approximately $57,895 per month through August 2022. Other than these monthly fees, Mr. Heckman is not entitled to any further termination or severance payments.

Mr. Kraft

The 2020 Kraft Employment Agreement provided for various termination events under which Mr. Kraft would be entitled to 50% of his annualized salary, his annual bonus based on 100% of goal attainment, payment for bonuses already earned, and immediate acceleration of the vesting of any unvested time or stock price target options. Effective January 1, 2021, the A&R Kraft Agreement provides for various termination events under which Mr. Kraft would be entitled to one year’s severance equal to his annual salary and bonus amounts based on achievement of 100% of his personal goals, which would be paid as salary continuation, and receive payment for earned businesses. Mr. Kraft would also be entitled to COBRA premiums and all outstanding unvested equity awards would become fully vested.

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Mr. Zimak

The Zimak Employment Agreement provided for various termination events under which he would be entitled to salary continuance for the longer of (i) the remainder of the term of the Zimak Employment Agreement or (ii) one year following the date of the termination, and all of the shares of our Common Stock underlying the restricted stock units awarded to Mr. Zimak pursuant to the Zimak Employment Agreement. Effective January 1, 2021, the A&R Zimak Employment Agreement provides for various termination events under which Mr. Zimak would be entitled to salary continuation for up to one year.

Outstanding Equity Awards at Fiscal Year-End

The following table provides information concerning options to purchase shares of our Common Stock held by the named executive officers on December 31, 2020.

	Option Awards
(a) Name	(b) Number of Securities Underlying Unexercised Options Exercisable	(c) Number of Securities Underlying Unexercised Options Unexercisable		(d) Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	(e) Option exercise price ($)	(f) Option expiration date
James C. Heckman	1,687,500	562,500	(1)	-	0.56	9/12/2028
James C. Heckman	-	14,509,205	(2)	-	0.46	4/10/2029
Ross Levinsohn	-	532,004	(3)	-	0.46	4/10/2029
Ross Levinsohn	1,000,000	1,000,000	(4)	-	0.42	6/11/2029
Ross Levinsohn	-	2,000,000	(5)	-	0.81	9/16/2029
Avi Zimak	375,000	750,000	(6)	-	0.77	12/2/2029
Avi Zimak	-	1,125,000	(7)	-	0.77	12/2/2029
Avi Zimak	250,000	-	(8)	-	-	12/2/2029
Andrew Kraft	1,000,000	-	(9)	-	0.35	12/13/2028
Andrew Kraft	400,000	-		-	0.35	12/13/2028
Andrew Kraft	-	1,354,193	(10)	-	0.46	4/10/2029

(1)	As of December 31, 2020, the shares of our Common Stock underlying the options were to vest 1/36th over the next 10 months. On June 3, 2021, our Board approved the 2016 Amendment to the option award grant, which clarifies that the option qualifies as a non-statutory stock option and that it remains exercisable for the remainder of the term of the option.
(2)	As of December 31, 2020, the shares of our Common Stock underlying the options were to vest one-third on the first anniversary of the grant date, with the remaining vesting monthly over the next two years, subject to certain stock price conditions. On June 3, 2021, our Board approved the 2019 Amendment to the option award grant, which changed the vesting schedule of the option to provide for an immediate vesting of 2,000,000 shares of our Common Stock underlying the options, with the remainder of the options being subject to performance-based vesting that is tied to the price of our Common Stock.
(3)	As of December 31, 2020, the shares of our Common Stock underlying the options were to vest one-third on the first anniversary of the grant date, with the remaining vesting monthly over the next two years, subject to certain stock price conditions. On January 8, 2021, our Board approved an amendment to the option award grant, which eliminated the stock price conditions, therefore, the award continues to vest solely on the time vesting condition.
(4)	The shares of our Common Stock underlying the options vest one-third on June 11, 2020, with the balance vesting monthly over the next 24 months.
(5)	As of December 31, 2020, the shares of our Common Stock underlying the options were subject to revenue vesting conditions in addition to a time vesting condition where one-third of the awards vests after one year of continuous service; with the balance vesting monthly when completes each month of continuous service. On January 8, 2021, our Board approved an amendment to the option award grant, which eliminated the revenue vesting conditions, therefore, the award continues to vest solely on the time vesting condition.

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(6)	The shares of our Common Stock underlying the options vest one-third on the first anniversary of the grant date, with the balance vesting monthly over the next 24 months.
(7)	The shares of our Common Stock underlying the options are subject to revenue vesting conditions. On January 8, 2021, our Board approved an amendment to the option award grant, which eliminated the revenue vesting conditions, therefore, the award continues to vest solely on the time vesting condition.
(8)	The shares of our Common Stock underlying the restricted stock units vest on the first anniversary of the grant date.
(9)	On April 10, 2020, pursuant to the Kraft Separation Agreement, our Board approved an amendment to the option award grant which accelerated the vesting of the original option award from one-third on the first anniversary of the grant date, with the balance vesting monthly over the next 24 months to 750,000 options vested on such date with the balance vesting over the next 9 months.
(10)	On April 10, 2020, pursuant to the Kraft Separation Agreement, our Board approved an amendment to the option award grant which permitted the award to be exercised under an option extension clause. As of December 31, 2020, the shares of our Common Stock underlying the options were to vest one-third on the first anniversary of the grant date, with the remaining vesting monthly over the next two years, subject to certain stock price conditions as provided in the original award agreement. On January 8, 2021, our Board approved an amendment to the option award grant, which eliminated the stock price conditions, therefore, the award continues to vest solely on the time vesting condition.

DIRECTOR COMPENSATION

Director Compensation

In fiscal 2020, we compensated our independent directors with equity awards. We also provided additional compensation for a director who acts as chairperson of one or more committees of our Board. A director who is also an executive officer does not receive any additional compensation for these services as a director while providing service as an executive officer. The following table sets forth, for the year ended December 31, 2020, the compensation paid to the members of our Board.

(a) Name of Director(1)	(b) Fees Earned or Paid in Cash	(c) Stock Awards(2)	(d) Option Awards(3)	(g) All Other Compensation (include narrative disclosure of amounts)(4)	(f) Total
Peter Mills (5)	$6,250	$102,500	$-	$-	$108,750
David Bailey (6)	6,250	51,250	-	-	57,500
Rinku Sen (7)	6,250	51,250	-	12,050	69,550
Todd D. Sims (8)	6,250	102,500	-	-	108,750
John A. Fichthorn (9)	7,500	477,500	-	-	485,000
Joshua Jacobs (10)	6,250	51,250	-	120,000	177,500

(1)	Mr. Heckman and Mr. Levinsohn are each named executive officers and, accordingly, their compensation is included in the “Summary Compensation Table” above. Neither Mr. Heckman nor Mr. Levinsohn received any compensation for their service as a director for the year ended December 31, 2020. This table also does not include Carlo Zola or Daniel Shribman, two of our current directors that were appointed in fiscal 2021.
(2)	Restricted stock awards were issued pursuant to the 2019 Plan and the 2020 Compensation Policies (as defined below). Each of these restricted stock awards were fully vested as of December 31, 2020. The table reflects the fair value amount in accordance with ASC Topic 718.
(3)	Stock option awards were granted to directors pursuant to approval by our Board. For valuation assumptions on stock option awards refer to the notes to the consolidated financial statements, filed as a part of our Annual Report. The table reflects the fair value amount in accordance with ASC Topic 718.
(4)	The table reflects consulting fees paid to directors.
(5)	As of December 31, 2020, the aggregate shares of our Common Stock underlying the stock awards in column (c) were 125,000 shares.
(6)	As of December 31, 2020, the aggregate shares of our Common Stock underlying the stock awards in column (c) were 62,500 shares. Mr. Bailey resigned as a director in fiscal 2021.

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(7)	“All Other Compensation” includes $12,050 for consulting services performed by Ms. Sen for us during 2020. As of December 31, 2020, the aggregate shares of our Common Stock underlying the stock awards in column (c) were 62,500 shares.
(8)	As of December 31, 2020, the aggregate shares of our Common Stock underlying the stock awards in column (c) were 125,000 shares.
(9)	As of December 31, 2020, the aggregate shares of our Common Stock underlying the stock awards in column (c) were 125,000 shares and restricted stock unit awards for a total of 750,000 shares granted pursuant to Mr. Fichthorn’s Executive Chairman Agreement. Mr. Fichthorn has earned a total of 500,000 shares underlying the restricted stock unit awards, with the remaining 250,000 shares not vesting.
(10)	All Other Compensation includes $120,000 for consulting services performed by Mr. Jacobs for us during 2020. As of December 31, 2020, the aggregate shares of our Common Stock underlying the stock awards in column (c) were 62,500 shares. Mr. Jacobs resigned as a director in fiscal 2021.

Director Compensation Policies

On January 1, 2020, our Board approved and adopted the 2020 Outside Director Compensation Policy (the “January 2020 Compensation Policy”). The January 2020 Compensation Policy applied to non-employee directors (the “Outside Directors”), providing that the Outside Directors would be granted annually a restricted stock award of a number of shares of our Common Stock equal in value to $50,000. It also provided that any Outside Director who serves as the chairperson of one or more committees of our Board will be granted annually a restricted stock award of a number of shares of our Common Stock equal in value to $50,000. However, each Outside Director may only receive one award for their service as a chairperson, regardless of the number of committees chaired. The shares of our Common Stock underlying each award typically vests in 12 equal monthly installments.

The January 2020 Compensation Policy included annual cash compensation to each Outside Director of $25,000 and to the Chairman of our Board of $30,000, payable quarterly. However, on May 27, 2020, our Board approved and adopted a new 2020 Outside Director Compensation Policy (the “May 2020 Compensation Policy” and, together with the January 2020 Compensation Policy, the “2020 Compensation Policies”). The May 2020 Compensation Policy includes the same provisions of the January 2020 Compensation Policy, except that it removed the cash compensation to Outside Directors.

Director Agreements

We previously entered into Director Agreements on various dates with our then-directors Joshua Jacobs and David Bailey, and our current directors Rinku Sen, John Fichthorn, and Todd Sims. The Director Agreements set forth the services required to serve as directors, that the compensation will be set from time to time in accordance with our then-compensation policies, the coverage of director and officer liability insurance, and rights to indemnification. Mr. Jacobs’ Director Agreement also provided for him to provide certain consulting services to us, for which he received compensation in fiscal 2020 that is reflected in the table above.

On June 5, 2020, we entered into an Executive Chairman Agreement with Mr. Fichthorn, which provided that Mr. Fichthorn would receive such compensation as may be payable to the Chairman of our Board pursuant to the 2020 Compensation Policies and he would be entitled to receive up to 750,000 restricted stock units, with vesting to occur as follows (i) an aggregate of 250,000 restricted stock units to vest on December 31, 2020 if certain goals were achieved (the “First Tranche”), (ii) 250,000 restricted stock units would vest in six equal monthly installments commencing on January 1, 2021 (the “Second Tranche”), and (iii) 250,000 restricted stock units would vest if we achieved certain other goals by December 1, 2020 (the “Third Tranche”). As of the date of this Proxy Statement the goals for the First Tranche have been achieved and the Second Tranche has fully vested; however, the goals for the Third Tranche were not met. As such, 500,000 restricted stock units have vested to date and have been issued.

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EQUITY COMPENSATION PLAN INFORMATION

Equity Compensation Plan Information

The following table sets forth as of December 31, 2020, the end of our most recent fiscal year, information regarding (i) all compensation plans previously approved by our stockholders and (ii) all compensation plans not previously approved by our stockholders:

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	(b) Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity compensation plans approved by security holders	88,964,651	$0.59	6,035,349
Equity compensation plans not approved by security holders	25,831,385	0.59	1,210,459
Total	114,796,036	0.59	7,245,808

Plans Adopted by Stockholders

2016 Stock Incentive Plan

On December 19, 2016, our Board approved the 2016 Plan. On June 28, 2017, our Board approved an increase in the number of shares of our Common Stock authorized for issuance under the 2016 Plan to 3,000,000 shares of our Common Stock. Our stockholders approved the 2016 Plan, as amended, on December 13, 2017. On March 28, 2018, our Board approved an increase in the number of shares of our Common Stock authorized to be issued pursuant to the 2016 Plan from 3,000,000 shares to 5,000,000 shares. This increase in authorized shares was not approved by our stockholders. On August 23, 2018, our Board approved an increase in the number of shares of our Common Stock authorized for issuance under the 2016 Plan from 5,000,000 shares to 10,000,000 shares. This increase in the number of authorized shares was approved by our stockholders on April 3, 2020.

The purpose of the 2016 Plan is to retain the services of our directors, employees, and consultants, align the interests of these individuals with the interests of our stockholders, and to serve as an aid and inducement in the hiring of new employees through awards of stock options, restricted stock awards, unrestricted stock awards, and performance stock awards (collectively, “Awards”).

Under the terms of the 2016 Plan, Awards to purchase up to 10,000,000 shares of our Common Stock may be granted to eligible participants. As of September 3, 2021, 3,127,110 shares of our Common Stock remain available for issuance pursuant to the 2016 Plan. The 2016 Plan will terminate on December 19, 2026, unless previously terminated by our Board. The 2016 Plan is administered by our Board, or any committee of directors designated by our Board and their respective delegates, as described in the 2016 Plan.

The 2016 Plan provides that, if and to the extent that the aggregate fair market value of the shares with respect to which the incentive stock options (intended to qualify as such within the meaning of Section 422 of the Code, the “Incentive Stock Options”) are exercisable for the first time by the recipient during any calendar year (under all our plans and any of our subsidiaries’ plans) exceeds U.S. $100,000, such options will be treated as nonqualified stock options under the 2016 Plan. Options granted under the 2016 Plan become exercisable and expire as determined by our Board or committee, as applicable.

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2019 Stock Incentive Plan

On April 4, 2019, our Board approved the 2019 Plan. On March 16, 2020, our Board approved an increase in the number of shares of our Common Stock authorized for issuance under the 2019 Plan to 85,000,000 shares of our Common Stock. Our stockholders approved the 2019 Plan, as amended, on April 3, 2020. On February 18, 2021, our Board approved an increase in the number of shares of our Common Stock authorized for issuance under the 2019 Plan to 185,000,000 shares of our Common Stock. We are seeking stockholder approval of this increase in the number of shares authorized for issuance under the 2019 Plan in Proposal 3. We also are seeking stockholder approval of the reissuance of such authorized shares which are forfeited or otherwise reacquired by us, pursuant to Incentive Stock Options under the 2019 Plan in Proposal 4.

The purpose of the 2019 Plan is to retain the services of our directors, employees, and consultants and align the interests of these individuals with the interests of our stockholders through awards of stock options, restricted stock awards, unrestricted stock awards, and stock appreciation rights (collectively, “2019 Plan Awards”).

Under the terms of the 2019 Plan, 2019 Plan Awards to purchase up to 185,000,000 shares of our Common Stock may be granted to eligible participants. The 2019 Plan will terminate on April 4, 2029, unless previously terminated by our Board. The 2019 Plan is administered by our Board, or any committee of directors designated by our Board and their respective delegates, as described in the 2019 Plan.

The 2019 Plan also provides that, if and to the extent that the aggregate fair market value of the shares with respect to which Incentive Stock Options are exercisable for the first time by the recipient during any calendar year (under all our plans and any of our subsidiaries’ plans) exceeds U.S. $100,000, such options will be treated as nonqualified stock options under the 2019 Plan. Options granted under the 2019 Plan become exercisable and expire as determined by our Board or committee, as applicable.

Plans Adopted Without Approval of Security Holders

Channel Partner Warrant Program

We operate and continue to develop an exclusive network of professionally managed online media channels, with an underlying technology platform. Each channel is operated by an invitation-only independent, professionally managed, online media publisher (each, a “Publisher Partner”). On December 19, 2016, as amended on August 23, 2017, and August 23, 2018, our Board approved the Channel Partner a Warrant Program (the “Publisher Partner Warrant Program”) to be administered by management that authorized us to grant to certain of the Publisher Partners, Publisher Partner warrants (the “Publisher Partner Warrants”) to purchase up to 2,000,000 shares of our Common Stock pursuant to the Publisher Partner Warrant Program. The Publisher Partner Warrant Program was intended to provide equity incentive to the Publisher Partners to motivate and reward them for their services to us and to align the interests of the Publisher Partners with those of our stockholders. The Publisher Partner Warrants had certain performance conditions. Pursuant to the terms of the Publisher Partner Warrants, we would notify the respective Publisher Partner of the number of shares earned, with one-third of the earned shares vesting on the notice date, one-third of the earned shares vesting on the first anniversary of the notice date, and the remaining one-third of the earned shares vesting on the second anniversary of the notice date. The Publisher Partner Warrants had a term of five years from issuance and could also be exercised on a cashless basis. Performance conditions are generally based on the average of number of unique visitors on the channel operation by the Publisher Partner generated during the six-month period from the launch of the Publisher Partner’s operations on our platform or the revenue generated during the period from the issuance date through a specified end date.

During fiscal 2018, we issued Publisher Partner Warrants to 14 Publisher Partners that were exercisable for up to 295,000 shares of our Common Stock, in the aggregate. The Publisher Partner Warrants vest over three years, have a per share exercise price ranging from $1.32 to $2.25, with a weighted average price of $1.74, and expire five years from the issuance date. In addition to the three-year vesting condition, the Publisher Partner Warrants have performance conditions that determine how many shares of our Common Stock underlying the Publisher Partner Warrants are earned. As of December 31, 2019, Publisher Partner Warrants exercisable for up to 1,017,140 shares were earned and remained outstanding (after taking into consideration forfeitures), and 613,041 were vested and exercisable.

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In the aggregate, as of December 31, 2020, Publisher Partner Warrants exercisable for up to 789,541 shares of our Common Stock were earned and remained outstanding, of which 463,041 were vested and exercisable. As of September 3, 2021, 1,210,459 of shares of our Common Stock remain available for issuance pursuant to the Publisher Partner Warrant Program.

On March 10, 2019, our Board terminated the initial Publisher Partner Warrant Program and approved the “second” Publisher Partner Warrant Program, which authorized us to grant Publisher Partner Warrants to purchase up to 5,000,000 shares of our Common Stock. Such Publisher Partner Warrants were to be issued with the same terms as the first Publisher Partner Warrant Program, except that the shares of our Common Stock underlying these Publisher Partner Warrants are earned and vest over three years and have a five-year term.

On May 20, 2020, our Board terminated the second Publisher Partner Warrant Program and approved the “third” Publisher Partner Warrant Program, which authorized us to grant Publisher Partner Warrants to purchase up to 5,000,000 shares of our Common Stock. Such Publisher Partner Warrants granted under the third Publisher Partner Warrant Program were to be issued with the same terms as the second Publisher Partner Warrant Program, except that any Publisher Partner Warrants issued under the third Publisher Partner Warrant Program are no longer subject to performance conditions.

Outside Options

During fiscal 2018, our Board approved the granting of the Outside Options to certain officers, directors, and employees to provide equity incentive in exchange for consideration in the form of services to us. The Outside Options are exercisable for shares of our Common Stock. During 2018 and 2019, our Board granted Outside Options exercisable for up to 2,414,000 and 1,500,000, respectively, shares of our Common Stock. The Outside Options either vest upon the passage of time or are tied to the achievement of certain performance targets. On January 8, 2021, our Board approved an amendment to the Outside Option award grants, which eliminated the performance targets, therefore, the awards continue to vest solely on the time vesting conditions.

Warrants

On June 14, 2019, our Board approved the grant of the warrants to acquire up to 21,989,844 shares our Common Stock to ABG-SI LLC (“ABG”) in connection with certain Sports Illustrated licensed brands. Half the warrants have an exercise price of $0.42 per share (the “Forty-Two Cents Warrants”). The other half of the warrants have an exercise price of $0.84 per share (the “Eighty-Four Cents Warrants”). The warrants provide for the following: (1) 40% of the Forty-Two Cents Warrants and 40% of the Eighty-Four Cents Warrants will vest in equal monthly increments over a period of two years beginning on the one-year anniversary of the date of issuance of the warrants (any unvested portion of such warrants to be forfeited by ABG upon certain terminations by us of a licensing agreement we entered into with Sports Illustrated); (2) 60% of the Forty-Two Cents Warrants and 60% of the Eighty-Four Cents Warrants will vest based on the achievement of certain performance goals for the Sports Illustrated licensed brands in calendar years 2020, 2021, 2022, or 2023; (3) under certain circumstances we may require ABG to exercise all (and not less than all) of the warrants, in which case all of the warrants will be vested; (4) all of the warrants will automatically vest upon certain terminations of the licensing agreement by ABG or upon a change of control of us; and (5) ABG will have the right to participate, on a pro-rata basis (including vested and unvested warrants, exercised or unexercised), in any of our future equity issuances (subject to customary exceptions). Pursuant to an amendment to the licensing agreement dated June 4, 2021, the exercise price of fifty percent (50%) of the Eighty-Four Cents Warrants was changed to $0.42 per share in exchange for additional benefits under the Sports Illustrated licensing agreement.

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PROPOSAL 2 – APPROVAL OF AMENDMENTS TO OUR CERTIFICATE

What Am I Voting On?

After careful consideration, our Board voted to approve, and to recommend to our stockholders that they approve, amendments to our Certificate to:

(a)	eliminate cumulative voting with respect to the election of directors;

(b)	eliminate the right of the stockholders to act by written consent;

(c)	include a supermajority voting requirement for amendments to our Certificate; and

(d)	update our capitalization to reflect the current number of shares authorized and outstanding of our Common Stock, blank check preferred stock, and previously designated and issued and outstanding shares of preferred stock, and update our Certificate to modernize the language.

If Subproposals 2(a) through 2(d) are approved by our stockholders, they will become effective upon the filing of an Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware to incorporate the amendments or, if not, upon the filing of the Certificate of Amendments to our Certificate with the Secretary of State of the State of Delaware to incorporate the specific amendments approved by our stockholders set forth in Subproposals 2(a) through 2(d), which, in either case, we will do promptly after the Annual Meeting. Our Board also will approve any corresponding changes to our Bylaws. Our Board reserves the right, at any time prior to the effectiveness of the filing of the proposed amendments, to abandon the proposed amendments.

Because we consider Subproposals 2(a), 2(b), 2(c), and 2(d) not to be interrelated, the approval of each of those Subproposals is not conditioned on the approval of the others. Accordingly, if any of Subproposals 2(a), 2(b), 2(c), or 2(d) does not receive the required level of stockholder approval, the amendments proposed that were approved will be made and our current Certificate and our Bylaws will remain in place with respect to the other provisions.

Vote Required

With respect to Subproposals 2(a), 2(b), 2(c), and 2(d) below, the affirmative vote of the holders of a majority of the outstanding shares of our Voting Securities entitled to vote at the meeting is required to approve each applicable Subproposal. Abstentions will have the same effect as shares voted against each Subproposal. For the approval of each Subproposal, you may vote “FOR,” “AGAINST,” or “ABSTAIN” from voting on the Subproposal.

SUBPROPOSAL 2(A) – AMENDMENT TO OUR CERTIFICATE TO REMOVE CUMULATIVE VOTING

What Am I Voting On?

Stockholders are being asked to approve of an amendment to our Certificate to remove cumulative voting in the election of directors.

Under Article 9 of our Certificate, stockholders have the ability to cumulate their votes for the election of directors. Cumulative voting enables a stockholder to concentrate his or her voting power by allocating to one nominee a number of votes equal to the number of directors to be elected, multiplied by the number of shares entitled to vote held by such stockholder, or to distribute those votes among nominees using the same principle. As a result, a stockholder or group of stockholders holding a relatively small number of shares may be able to elect one or more directors by cumulating votes, even if a majority of stockholders oppose their election. Under the Delaware General Corporation Law (the “DGCL”), stockholders do not have the right to vote their shares cumulatively in any election of directors unless a company’s certificate of incorporation provides otherwise.

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Voting Recommendation

FOR the amendment to our Certificate to remove cumulative voting in the election of directors. Our Board believes that the elimination of cumulative voting is in our best interest and the best interest of our stockholders, because cumulative voting increases the chances that certain directors may be focused on the special interests of those minority stockholders who cumulated votes to elect them, which could impair our Board’s ability to operate effectively. Furthermore, our Board does not believe that most public companies of our size provide for cumulative voting.

General

If this Subproposal 2(a) is adopted, at each annual or special meeting of stockholders after the Annual Meeting at which directors will be elected, subject to any shares of preferred stock outstanding, stockholders would have one vote for each director nominated at the annual or special meeting. Article 9 of our Certificate would be deleted to remove the language regarding cumulative voting for the election of directors.

Effectiveness

If Subproposal 2(a) is approved by a majority of the shares of Voting Securities present in person or represented by proxy and entitled to vote, our Board will take the necessary steps to amend our Certificate by amending the language of Article 9 as set forth in EXHIBIT A to implement the stockholder vote. If Subproposal 2(a) does not receive the required stockholder vote, the amendment will not be implemented, and our cumulative voting with respect to the election of directors will continue. The general description of provisions of our Certificate and the proposed amendment set forth herein are qualified in their entirety by reference to the text of EXHIBIT A.

The amendment contemplated by this Subproposal 2(a) is not conditioned upon the approval of any other proposal contained in this Proxy Statement. If Subproposal 2(a) is approved by the stockholders, we would file a Certificate of Amendment to our Certificate with the Secretary of State of the State of Delaware effecting such amendment promptly after the Annual Meeting, whereupon such amendment contemplated by Subproposal 2(a) will become effective. If Subproposals 2(a) through 2(d) are approved by the stockholders, we will file the Amended and Restated Certificate of Incorporation as set forth in EXHIBIT B.

SUBPROPOSAL 2(B) – AMENDMENT TO OUR CERTIFICATE TO ELIMINATE ANY RIGHT OF STOCKHOLDER ACTION BY WRITTEN CONSENT

What Am I Voting On?

Stockholders are being asked to approve an amendment to our Certificate to eliminate the right of stockholders to take action by written consent.

Currently, the DGCL permits the stockholders of a corporation organized in Delaware to take action by written consent in the manner required for vote of stockholders at a duly called meeting. However, a corporation’s certificate of incorporation may be amended to eliminate such right.

Voting Recommendation

FOR the amendment to our Certificate to eliminate any right of stockholder action by written consent. Our Board believes that this amendment is in our best interests because, if our stockholders are continued to be allowed to act by written consent, it may put us, and our stockholders, at a disadvantage in negotiations with hostile bidders and insurgents.

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General

Action by written consent may be used to accomplish, among other acts, amendment of our Certificate and our Bylaws and removal of directors and filling of board vacancies, all without waiting for an annual or special meeting of stockholders. As a result, the right to act by written consent may be used to make fundamental changes to our governance, the rights of the stockholders as set forth in our Certificate, and replace up to the entire Board. An action by written consent may also be a means to effect a takeover bid, which may or may not have the support of our Board, management, or stockholders. The vulnerabilities that arise from the existence of the right to act by written consent, even if not actually exploited, arguably give hostile bidders and insurgent stockholders leverage whenever they are negotiating with incumbent boards and management. Moreover, in some cases, approval of corporate changes by written consent may take place with little or no advance notice to the other stockholders, us, or the market – and before our Board and management has a meaningful opportunity to communicate its views regarding the proposed stockholder action. Our Board believes that slowing down the process allows for proper evaluation and consideration of the consequences. If our Board and our management have due notice of a meeting and disclosure of proposals to be made by stockholders at such meeting, they will have the opportunity to respond to a takeover attempt and have a better chance of explaining why the action may not be in our best interest and the best interest our stockholders.

Our Board believes that a significant number of public companies eliminate the right of stockholders to act by written consent, or requires written consent to be unanimous. It is possible that traders, institutional investors, or activists could accumulate large blocks of our Common Stock. If one or a small number of persons accumulate shares, they could become dominant in their ability to direct our business affairs, thereby limiting the ability of the other stockholders to have notice of a corporate event and their opportunity to have a say in the outcome of a corporate action at an annual or special meeting. Our Board believes that eliminating the right of written consent would promote stockholder democracy and, through the regular proxy solicitation requirements of public companies, provide our Board, management, and the stockholders sufficient time to be presented with all the necessary facts so as to properly evaluate and react to any proposals led by an insurgent group of persons.

We do have other anti-takeover measures in place that may be sufficient to respond to a takeover attempt, such as the adoption of what is commonly referred to as a “poison pill”. In May 2021, the Special Finance Committee of our Board entered into a Rights Agreement with our transfer agent (the “Rights Agreement”), pursuant to which it declared a dividend of one preferred stock purchase right (each, a “Right”) for each outstanding share of our Common Stock and each share of our Common Stock issuable upon conversion of each share of the Series H Preferred Stock. The Special Finance Committee adopted the “poison pill” (i) to ensure that all our stockholders receive fair and equal treatment in the event of a takeover, (ii) to guard against two-tier or partial tender offers, open market accumulations, creeping stock accumulation programs, and other tactics designed to gain control of us without paying all stockholders a fair and adequate price, including a sufficient premium for such controlling interest, (iii) to protect us and our stockholders from efforts to capitalize on market volatility and macroeconomic conditions to obtain control of us on terms that our Board determines are not in our best interests and the best interests of our stockholders, and (iv) to enhance our Board’s ability to negotiate with a prospective acquiror. In general terms, and subject to certain exceptions, the Rights Agreement works by significantly diluting the stock ownership of any person or group of affiliated or associated persons who, at any time after the date of the Rights Agreement, acquires, or obtains the right to acquire, beneficial ownership of 15% or more of the outstanding shares of our Common Stock on a fully diluted basis without the approval of our Board. Although the Rights Agreement may be adequate to respond to a takeover attempt, it is possible that our Board will eliminate the Rights Agreement, or that it may expire in the short term; thus, our Board believes other measures should be put in place.

Disadvantages of the Subproposal

The elimination of the right to permit written consent of actions by stockholders may be considered an anti-takeover measure, because it may slow down the timing of a proposal by one or more stockholders to force a change in our governance or to delay a takeover bid. The elimination of stockholder action by consent may also permit our current Board and management to remain in control of us for a longer period than if a consent action was permitted, and might be considered an entrenchment of current management.

Removing the right to a stockholder action by consent takes away an important negotiating tool from insurgents and activists. The views of insurgents and activists may in fact represent a more widespread opinion of the stockholders, but that would not be known unless there were an annual or special meeting or a more widespread consent solicitation with the required proxy and notice of action disclosure.

Our Board is unaware of any actions being contemplated by the stockholders to propose or take action by written consent to effect a change in our governance at this time.

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Effectiveness

If Subproposal 2(b) is approved by a majority of the shares of our Voting Securities present in person or represented by proxy and entitled to vote, our Board will take the necessary steps to amend our Certificate by amending the language of Article 10 as set forth in EXHIBIT C to implement the stockholder approval. If Subproposal 2(b) does not receive the required stockholder approval, the amendment will not be implemented, and the stockholders will retain the right to act by written consent. The general description of provisions of our Certificate and the proposed amendment set forth herein are qualified in their entirety by reference to the text of EXHIBIT C.

The amendment contemplated by this Subproposal 2(b) is not conditioned upon the approval of any other proposal contained in this Proxy Statement. If Subproposal 2(b) is approved by the stockholders, we would file a Certificate of Amendment to our Certificate with the Secretary of State of the State of Delaware effecting such amendment promptly after the Annual Meeting, whereupon such amendment contemplated by Subproposal 2(b) will become effective. If Subproposals 2(a) through 2(d) are approved by the stockholders, we will file the Amended and Restated Certificate of Incorporation in EXHIBIT B.

SUBPROPOSAL 2(C) – AMENDMENT TO OUR CERTIFICATE TO ADD A SUPERMAJORITY VOTING REQUIREMENT TO AMEND OUR CERTIFICATE

What Am I Voting On?

Stockholders are being asked to approve an amendment to our Certificate to add a supermajority voting requirement for approval of future amendments to our Certificate.

Our Certificate currently requires the affirmative vote of the holders of a majority of the outstanding shares of our capital stock entitled to vote thereon to amend or repeal, or to adopt any provision in our Certificate. This amendment would require that the adoption of, repeal of, or all amendments to our Certificate must be approved by either two-thirds of the voting power of all the shares of our capital stock entitled to vote, or if such adoption, amendments, or repeals are to be made upon the recommendation and approval of our Board, then by a vote of a majority of the voting power of all the shares of our Common Stock entitled to vote.

Voting Recommendation

FOR the amendment to our Certificate to add a supermajority voting requirement for approval of future amendments to our Certificate. Our Board believes that it is in our best interests to add this requirement to ensure that the interests of all stockholders are fully protected.

General

A supermajority voting requirement for approval of amendments to our Certificate would result in the affirmative vote of the holders of 66 2/3% of the outstanding shares of our capital stock entitled to vote thereon to amend or repeal, or to adopt any provision of our Certificate which our Board did not recommend, to be put to the vote of the stockholders. This requirement will make it more difficult for a hostile bitter to dismantle protections in our Certificate. Otherwise, a stockholder with a majority of our voting power may amend or repeal an important and protective provisions of our Certificate, allowing for an easier takeover.

Further, the supermajority protection given to the indemnification and director liability provisions of our Certificate will help ensure that our agents are adequately protected against liability in the event of a proposed takeover, thereby allowing them to focus on the best interests of us and our stockholders. This amendment would replace Article 13 of our Certificate in its entirety, as set forth on EXHIBIT D.

Disadvantages of the Subproposal

The addition of the supermajority voting requirement may be considered an anti-takeover measure, because it may prevent stockholders from being able to revise our Certificate without our Board’s alignment. It may also permit the current Board and management to remain in control of us for a longer period than if the stockholders were permitted to amend our Certificate by majority approval. Further, it could give stockholders holding a significant minority of our Common Stock a veto power over changes to our Certificate, even if a majority of the stockholders favor such changes.

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Effectiveness

If Subproposal 2(c) is approved by a majority of the shares of our Voting Securities present in person or represented by proxy and entitled to vote, our Board will take the necessary steps to amend our Certificate as set forth in EXHIBIT D to implement the stockholder vote. If Subproposal 2(c) does not receive the required stockholder vote, the amendment will not be implemented, and the stockholders will retain the right to amend our Certificate by majority vote. The general description of provisions of our Certificate and the proposed amendment set forth herein are qualified in their entirety by reference to the text of EXHIBIT D.

The amendment contemplated by this Subproposal 2(c) is not conditioned upon the approval of any other proposal contained in this Proxy Statement. If Subproposal 2(c) is approved by the stockholders, we would file a Certificate of Amendment to our Certificate with the Secretary of State of the State of Delaware effecting such amendment promptly after the Annual Meeting, whereupon such amendment contemplated by Subproposal 2(c) will become effective. If Subproposals 2(a) through 2(d) are approved by the stockholders, we will file the Amended and Restated Certificate of Incorporation in EXHIBIT B.

SUBPROPOSAL 2(D) – AMENDMENT TO OUR CERTIFICATE TO MODERNIZE AND UPDATE THE CURRENT CAPITALIZATION

What Am I Voting On?

Stockholders are being asked to approve an amendment to our Certificate to modernize and update our Certificate to accurately reflect the current number of shares authorized and outstanding of our Common Stock and preferred stock, including blank check preferred stock, and previously designated, and issued and outstanding series of preferred stock. Further, the series of amendments to our Certificate over the past 30 years has made the current version of our Certificate relatively lengthy and complex, as well as outdated.

Voting Recommendation

FOR the amendment to our Certificate to modernize its language and update it to reflect our current capitalization. Our Board believes that this amendment is in our best interests because it will modernize and streamline our Certificate.

General

If this Subproposal 2(d) is adopted, our Certificate would be amended to accurately reflect our current capitalization. The amendment to our Certificate will streamline and modernize our Certificate by removing historical provisions that are irrelevant or outdated and replacing them with updated provisions.

Effectiveness

If Subproposal 2(d) is approved by a majority of the shares of our Voting Securities present in person or represented by proxy and entitled to vote, our Board will take the necessary steps to amend our Certificate as set forth in EXHIBIT E to modernize and update our Certificate. If Subproposal 2(d) does not receive the required stockholder vote, the amendment will not be implemented, and our Certificate will not be modernized and updated. The general description of provisions of our Certificate and the proposed amendment set forth herein are qualified in their entirety by reference to the text of EXHIBIT E.

The amendment contemplated by this Subproposal 2(d) is not conditioned upon the approval of any other proposal contained in this Proxy Statement. If Subproposal 2(d) is approved by the stockholders, we would file a Certificate of Amendment with the Secretary of State of the State of Delaware effecting such amendment promptly after the Annual Meeting, whereupon such amendment contemplated by Subproposal 2(d) will become effective. If Subproposals 2(a) through 2(d) are approved by the stockholders, we will file the Amended and Restated Certificate of Incorporation in EXHIBIT B.

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PROPOSAL 3 – APPROVAL OF THE AMENDMENT TO THE 2019 PLAN TO INCREASE NUMBER OF AUTHORIZED SHARES AVAILABLE FOR ISSUANCE

What Am I Voting On?

Stockholders are being asked to approve an amendment to the 2019 Plan to increase the number of shares authorized for issuance under the 2019 Plan by 100,000,000 (the “New Authorized Shares”), for a total number of authorized shares of 185,000,000 (the “Plan Amendment”). The Plan Amendment was approved by our Board on February 18, 2021.

Voting Recommendation

FOR the approval of the Plan Amendment in the form attached EXHIBIT F. Our Board believes that the approval of the Plan Amendment to increase the number of shares of our Common Stock available for grants under the 2019 Plan was necessary in order to allow us to continue to utilize equity awards to attract, retain, and motivate the services of key individuals essential to our long-term growth and financial success and further align their interests with those of our stockholders. If our stockholders do not approve this Proposal, our Board can continue to grant equity awards under the 2019 Plan using the New Authorized Shares, except for Incentive Stock Options. Further, it is our intention to seek approval to up-list to the NCM in the near term. If we were to be successful in up-listing to the NCM, the success of which cannot be assured, we would be required to have stockholder approval in order to grant equity awards pursuant to the 2019 Plan using the New Authorized Shares. Accordingly, if our stockholders do not approve this Proposal, we would be required to submit the Plan Amendment again to stockholders for approval and would be restricted as to the types of incentive compensation that could be granted to key individuals that are essential to our success and long-term growth. Further, if stockholders do not approve this Proposal, any Incentive Stock Options granted using the New Authorized Shares will convert into non-qualified stock options and any future grants using the New Authorized Shares will be non-qualified stock options.

Reasons for the Plan Amendment

The 2019 Plan was approved by our Board on April 4, 2019. On March 16, 2020, our Board approved an increase in the number of shares of our Common Stock authorized for issuance under the 2019 Plan to 85,000,000 shares of our Common Stock. Our stockholders approved the 2019 Plan, as amended, on April 3, 2020. On February 18, 2021, our Board approved an increase in the number of shares of our Common Stock authorized for issuance under the 2019 Plan to 185,000,000 shares of our Common Stock. As of the date our Board approved the Plan Amendment, the remaining shares available for future awards under the 2019 Plan were insufficient to meet our long-term incentive needs.

Dilution

The table below represents our potential “overhang” based on the number of shares of our Common Stock, along with awards outstanding as of September 3, 2021, and the additional 100,000,000 shares of our Common Stock available for awards pursuant to the Plan Amendment. Our Board believes that the increase in shares of our Common Stock available under the 2019 Plan through the Plan Amendment was necessary to allow us to continue awarding equity awards, an important component of our overall compensation program. However, if all of the currently outstanding options are exercised, and the restricted stock units vest, our stockholders will be significantly diluted.

	2019 Plan Previously Approved by Stockholders		Plan Amendment Not Approved by Stockholders (3)
USE OF STOCK IN THE 2019 PLAN	Shares	“Overhang” percent (1)	Shares		“Overhang” percent (1)
Shares granted and issued since 2019	173,641	-	1,862,597		-
Shares currently outstanding:
Options (2)	84,576,359	32%	34,560,155		13%
Restricted Stock Units	250,000	-	39,258,945		15%
Shares remaining available in 2019 Plan	-	-	24,318,303	(4)	9%
Total potential “Overhang”	84,826,359	32%	98,137,403		37%
Total authorized under the 2019 Plan	85,000,000		100,000,000

(1)	Overhang is calculated for purposes of this presentation as the number of shares of the type that are issued but subject to continued restriction (restricted stock), issuable upon exercise, or potentially issuable in the future under either restricted stock or option agreements divided by 264,645,981 shares of our Common Stock outstanding as of September 3, 2021. The number of shares of our Common Stock outstanding as of September 3, 2021, does not include the shares of our Common Stock potentially issuable upon the conversion of the Series H Preferred Stock.

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(2)	Our outstanding options have exercise prices between $0.34 and $0.97 per share (weighted average exercise price of $0.68 per share) of our Common Stock, and have an aggregate in-the-money intrinsic value of $1,647,837 as of September 3, 2021.
(3)	Includes the additional 100,000,000 shares of our Common Stock contemplated by the Plan Amendment, which has been approved by our Board.
(4)	Shares granted and issued include those authorized by the Board’s approval of an additional 100,000,000 shares of our Common Stock as contemplated by the Plan Amendment. This does not include any shares that may be forfeited, expired, or otherwise reacquired by us in the future and eligible for new grants.

Awards Granted to Certain Persons in Fiscal 2020

The table below sets forth information pertaining to stock options and shares of restricted stock and restricted stock units (the “Restricted Stock”) that were granted in fiscal 2020 pursuant to the 2019 Plan to the persons or groups named below.

Name and Position	Total Number Shares Underlying Stock Options	Dollar Value of Stock Options	Total Number of Shares of Restricted Stock	Dollar Value of Shares of Restricted Stock
Ross Levinsohn	-	$-	-	$-
James Heckman	-	$-	-	$-
Andrew Kraft	-	$-	-	$-
Avi Zimak	-	$-	-	$-
All current executive officers as a group	2,000	$844	-	$-
All current non-employee directors as a group	-	$-	1,312,500	$836,250
All employees except for named executive officers as a group	22,141,768	$9,580,686	3,812,500	$1,936,250

Burn Rate

The following tables sets forth information regarding awards granted and the burn rate for (i) each of the last two fiscal years and the average burn rate over the last two fiscal years and (ii) year-to-date for fiscal 2021 and the burn rate year-to-date. For each period, the burn rate has been calculated as the quotient of (1) the sum of all awards granted in the applicable period, divided by (2) the number of shares of Common Stock outstanding at the end of that applicable period.

Fiscal Year	Awards Granted	Common Stock Outstanding at December 31st	Burn Rate
2020	25,956,268	229,085,167	11%
2019	67,587,863	37,119,117	182%
		Average burn rate	97%

Fiscal Period	Awards Granted	Common Stock Outstanding at September 3, 2021	Burn Rate
2021*	84,668,778	264,645,981	32%

*From January 1, 2021 through September 3, 2021.

Our burn rate has been higher than we would like it to be, however, we previously resorted to compensating employees through equity awards in an effort to conserve cash as we generate more revenue and, ultimately, improve our financial results. We expect our burn rate to decrease in the future, particularly as the price of our Common Stock increases, of which there can be no assurance. In addition, on February 18, 2021 and March 29, 2021, we granted equity awards representing 50,316,588 shares and 24,657,326 shares, respectively, to certain of our executive officers and employees. For a period of time, we were limited in our ability to compensate individuals through equity awards due to our capital structure; thus, the number of shares underlying equity awards granted in fiscal 2021 was higher as compared to fiscal 2019 and 2020.

Further, not all shares that are reserved for issuance under equity awards previously granted will become issued shares of our Common Stock. For example, if an outstanding option award expires without being exercised, the 2019 Plan permits us to use those shares of our Common Stock for future grants.

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Our Board believes that, to attract, motivate, and retain qualified officers, directors, and employees, to incentivize such persons to attain our long-term goal of increasing stockholder value, and to continue to promote our well-being, it is in the best interest of us and our stockholders to provide our officers, directors, and employees, through the granting of equity incentive awards, the opportunity to participate in the appreciation in value, if any, of our Common Stock. Our future success will be based on a combination of dedicated and competent management working alongside skilled and experienced personnel. Our Board believes that the additional 100,000,000 shares reserved for issuance under the 2019 Plan will ensure our ability to retain and have access to qualified individuals.

Description of the 2019 Plan and the Plan Amendment

The following summary of certain features of the 2019 Plan is qualified in its entirety by reference to the full text of the 2019 Plan and its amendments, which were filed as exhibits 10.127, 10.128, and 10.129 to our Annual Report.

Purpose. The purpose of the 2019 Plan is to better secure and retain the services of a select group of persons, to provide incentives for those persons to exert maximum efforts for our success, and to provide a means by which those persons have an opportunity to benefit from increases in the value of our Common Stock through the granting of equity awards.

Types of Awards. The 2019 Plan provides for the grant of Incentive Stock Options intended to qualify under Section 422 of the Code, non-qualified stock options, stock appreciation rights (“SARs”), restricted stock awards, and restricted stock unit awards.

Administration. The 2019 Plan may be administered by our Board or a committee of our Board (the “Committee”), which may in turn delegate administrative authority to one or more of our executive officers. If the 2019 Plan administration is delegated to a Committee, the Committee will have, in connection with 2019 Plan administration, the powers theretofore possessed by our Board that have been delegated to the Committee, including the power to delegate to a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise, subject to such resolutions, not inconsistent with the provisions of the 2019 Plan, as may be adopted from time to time by our Board. Our Board may retain the authority to concurrently administer the 2019 Plan with the Committee and may, at any time, revest in our Board some or all of the powers previously delegated.

Stock Reserved Under the Stock Plan. The aggregate number of shares of our Common Stock that may be issued pursuant to equity awards granted under the 2019 Plan may not exceed 185,000,000 shares. As of September 3, 2021, 160,681,697 shares of our Common Stock were allocated for issuance upon the exercise or vesting of outstanding equity awards and 24,318,303 shares of our Common Stock remained available for the grant of new awards under the 2019 Plan. If an equity award (i) expires or otherwise terminates without having been exercised in full or (ii) is settled in cash (i.e., the holder of the award receives cash rather than stock), such expiration, termination, or settlement will not reduce (or otherwise offset) the number of shares of our Common Stock that may be issued pursuant to the 2019 Plan.

Eligibility. Incentive Stock Options may be granted only to our employees, or employees of a “parent corporation” or “subsidiary corporation” (as such terms are defined in Sections 424(e) and (f) of the Code). Equity awards other than Incentive Stock Options may be granted to employees, directors, and consultants; provided, that, non-qualified stock options and SARs may not be granted to employees, directors, and consultants who are providing continuous service only to any “parent” of ours unless the stock underlying such award is treated as “service recipient stock” under Section 409A of the Code because the equity award is granted pursuant to a corporate transaction (such as a spin off transaction) or unless the equity award complies with the distribution requirements of Section 409A of the Code.

Stock Options. Each stock option granted under the 2019 Plan is evidenced by a written stock option agreement between the optionee and us and shall be subject to the following conditions:

Term. An option may not be exercisable after the expiration of 10 years from the date of its grant or such shorter period specified in the award agreement. A person holding stock possessing more than 10% of the total combined voting power of all classes of our stock (a “10% Stockholder”) may not be granted an Incentive Stock Option unless the option is not exercisable after the expiration of 5 years from the date of grant.

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Exercise Price. Generally, the exercise price of an option may not be less than 100% of the fair market value of our Common Stock on the date of grant. Notwithstanding the foregoing, an option may be granted with an exercise price lower than 100% of the fair market value of our Common Stock, if the option is granted pursuant to an assumption of or substitution for another option pursuant to a Corporate Transaction (as that term is defined in the 2019 Plan) and in a manner consistent with the provisions of Sections 409A and 424(a) of the Code, or is otherwise compliant with Section 409A of the Code. A 10% Stockholder may not be granted an Incentive Stock Option unless the exercise price of such option is at least 110% of the fair market value of our Common Stock on the date of grant.

Form of Consideration. The consideration to be paid for the shares of our Common Stock issued upon exercise of an option shall be: (i) cash; (ii) by delivery to us of shares of our Common Stock held by the optionee; (iii) by having shares withheld from the amount of shares of our Common Stock to be received by the optionee (for nonqualified stock options only); (iv) pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that results in either the receipt of cash or the receipt of irrevocable instructions to pay the aggregate exercise price to us from the sales proceeds; (v) according to a deferred payment or similar arrangement with the option holder; or (vi) in any other form of legal consideration acceptable to our Board.

Exercise of the Option. Each stock option agreement will specify the term of the option and the date when the option is to become exercisable. The terms of such vesting are determined at the time of grant by our Board. The 2019 Plan permits our Board to accelerate the vesting of options at any time. An option is exercised by giving written notice of exercise and by tendering full payment of the exercise price.

Termination of Employment. In the event of termination of employment, the option may be exercised as provided in the stock option agreement for a period after the end of employment. In certain circumstances, such as death, disability, or normal retirement, the 2019 Plan specifies an exercise after the termination of employment.

Rights as a Stockholder. An optionee has no rights as a stockholder with respect to any shares of our Common Stock issuable upon exercise of an option until such holder becomes a record holder of such shares. Subject to the provisions of the 2019 Plan, no rights shall accrue to an optionee and no adjustments shall be made on account of dividends (ordinary or extraordinary, whether in cash, securities, or other property) or distributions or other rights declared on, or created in, our Common Stock for which the record date is prior to the date such optionee becomes a record holder of the shares of our Common Stock issuable upon exercise of such options.

Assignability. An option is not transferable except by will or by the laws of descent and distribution and is exercisable during the lifetime of the optionee only by the optionee; provided, that our Board may permit the transfer of an option to such extent as permitted by applicable tax and securities laws upon the optionee’s request.

Stock Appreciation Rights. Each SAR granted under the 2019 Plan will be evidenced by a written stock appreciation right agreement between the holder and us and shall be subject to the following conditions:

Term. A SAR may not be exercisable after the expiration of 10 years from the date of its grant or such shorter period specified in the award agreement.

Exercise Price. The exercise price of a SAR may not be less than 100% of the fair market value of our Common Stock on the date of grant. Notwithstanding the foregoing, a SAR may be granted with an exercise price lower than 100% of the fair market value of the Common Stock, if the SAR is granted pursuant to an assumption of or substitution for another stock appreciation right as part of a Corporate Transaction and in a manner consistent with the provisions of Sections 409A and 424(a) of the Code, or is otherwise compliant with Section 409A of the Code. Each SAR will be denominated in shares of Common Stock equivalents.

Exercise and Payment. To exercise a SAR, the holder must provide written notice of exercise in compliance with the provisions of the SAR agreement. The appreciation distribution payable on the exercise of a SAR will be not greater than an amount equal to the excess of (A) the aggregate fair market value of a number of shares of our Common Stock equal to the number of Common Stock equivalents in which the holder is vested, over (B) the exercise price that will be determined by our Board at the time of grant. The appreciation distribution in respect to a SAR may be paid in share of our Common Stock, in cash, in any combination of the two, or in any other form of consideration, as determined by our Board.

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Termination of Employment. In the event of termination of employment, the SAR may be exercised as provided in the SAR agreement for a period after the end of employment. In certain circumstances, such as death, disability, or normal retirement, the 2019 Plan specifies an exercise after the termination of employment.

Assignability. A SAR is not transferable except by will or by the laws of descent and distribution and is exercisable during the lifetime of the holder only by the holder; provided, that, our Board may permit the transfer of a SAR to such extent as permitted by applicable tax and securities laws upon the holder’s request.

Restricted Stock Awards. The 2019 Plan provides that our Board may award grants of restricted stock on terms that it may determine, subject to such terms and conditions, consistent with the other provisions of the 2019 Plan, as may be determined by our Board. Each restricted stock award granted under the 2019 Plan will be evidenced by a written restricted stock award agreement between the holder and us and will be subject to the following conditions:

Consideration. A restricted stock award may be awarded in consideration for (i) cash or cash equivalents, (ii) past or future services actually or to be rendered to us, or (iii) any other form of legal consideration that may be acceptable to our Board.

Vesting. Shares of our Common Stock awarded under a restricted stock award agreement may be subject to forfeiture in accordance with a vesting schedule to be determined by our Board.

Termination of Holder’s Continuous Service. If a holder’s Continuous Service (as that term is defined in the 2019 Plan) terminates, we may receive, through a forfeiture condition or a repurchase right, any or all of the shares of our Common Stock held by the holder that have not vested as of the date of termination of Continuous Service under the terms of the restricted stock award agreement.

Transferability. Rights to acquire shares of our Common Stock under a restricted stock award agreement will be transferable by the holder only upon such terms and conditions as set forth in the restricted stock award agreement, so long as the Common Stock awarded remains subject to the terms of the restricted stock award agreement.

Dividends. A restricted stock award agreement may provide that any dividends paid on the shares of our Common Stock subject to a restricted stock award will be subject to the same vesting and forfeiture restrictions as apply to the shares subject to the restricted stock award to which they relate.

Restricted Stock Unit Awards. The 2019 Plan provides that our Board may award grants of restricted stock units on terms that it may determine, subject to such terms and conditions, consistent with the other provisions of the 2019 Plan, as may be determined by our Board. Each restricted stock unit award granted under the 2019 Plan will be evidenced by a written restricted stock unit award agreement between the holder and us and shall be subject to the following conditions:

Consideration. At the time of grant, our Board will determine the consideration to be paid by the holder upon delivery of each share of our Common Stock subject to the restricted stock unit award. The consideration to be paid (if any) by the holder for each share of our Common Stock may be paid in any form of legal consideration that may be acceptable to our Board.

Vesting. At the time of the grant, our Board may impose such restrictions or conditions to the vesting of the restricted stock unit award as it deems appropriate.

Payment. A restricted stock unit award may be settled by the delivery of shares of our Common Stock, their cash equivalent, any combination thereof, or in any other form of consideration, as determined by our Board and contained in the restricted stock unit award agreement.

Additional Restrictions. Our Board may impose such restrictions or conditions that delay the delivery of the shares of our Common Stock (or their cash equivalent) subject to a restricted stock unit award to a time after the vesting of the award.

Dividend Equivalents. Dividend equivalents may be credited in respect of shares of our Common Stock covered by a restricted stock unit award, as determined by our Board and contained in the restricted stock unit award agreement. At the discretion of our Board, such dividend equivalents may be converted into additional shares of our Common Stock covered by the restricted stock unit award in such manner as determined by our Board. Any additional shares covered by the restricted stock unit award credited by reason of such dividend equivalents will be subject to all the terms and conditions of the underlying restricted stock unit award agreement to which they relate.

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Termination of Holder’s Continuous Service. Except as otherwise provided in the applicable restricted stock unit award agreement, the portion of the restricted stock unit award that has not vested will be forfeited upon the holder’s termination of Continuous Service.

Performance Based Awards. Our Board may grant equity awards intended to qualify as qualified performance-based compensation under Section 162(m) of the Code (“Performance-based Awards”). Performance-based Awards will be denominated at the time of grant in shares of our Common Stock (“Stock Performance Awards”). Payment under a Stock Performance Award shall be made at the discretion of our Board, in shares of our Common Stock (“Performance Shares”), or in cash or in a combination thereof. Performance-based Awards shall be subject to the following terms and conditions:

(i) Our Board shall determine the period of time for which a Performance-based Award is made (the “Award Period”);

(ii) Our Board shall establish objectives (“Performance Goals”) that must be met by us or any subsidiary, division or other unit of ours (“Business Unit”) during the Award Period as a condition to payment being made under the Performance-based Award. The Performance Goals for each award will be one or more targeted levels of performances with respects to one or more objective financial measures with respect to us or any business unit. Our Board will also establish the number Performance Shares or the amount of cash payment to be made under a Performance-based Award if the Performance Goals are met or exceeded. Our Board may establish other restrictions to payment under a Performance-based Award, such as a continued employment requirement. Some or all of the Performance Shares may be delivered to the holder at the time the award as restricted shares, subject to forfeiture in whole or in part if Performance Goals or if applicable other restrictions are not satisfied.

(iii) During or after an Award Period, our performance or the performance of a business unit will be measured against the Performance Goals. If the Performance Goals are not met, no payment will be made under a Performance-based Award. If the Performance Goals are met or exceeded, our Board will certify that fact in writing and certify the number of Performance Shares earned or the amount of cash payment to be made under the terms of the Performance-based Award.

(iv) No participant may receive in any fiscal year Stock Performance Awards under which the aggregate amount payable under the award exceeds the equivalent of 24,182,009 shares of our Common Stock.

(v) Each participant who receives Performance Shares will pay to us the amount necessary to satisfy any applicable federal, state and local tax withholding requirements. If the participant fails to pay the required amount, we may withhold that amount from other amounts payable to the participant, including salary subject to applicable law. With the consent of our Board, a participant may satisfy this obligation by instructing us to withhold from any shares to be received or by delivering to us other shares of Common Stock.

(vi) The payment of a Performance-based Award in cash will not reduce the number of shares of our Common Stock reserved for awards under the 2019 Plan. The number of shares of our Common Stock reserved for awards under the 2019 Plan will be reduced by the number of shares delivered to the participant upon payment of an award, less the number of shares delivered or withheld to satisfy any withholding obligations.

Adjustment upon Changes in Capitalization. If a change in the number or kind of issued shares occurs as a result of a stock split, reverse stock split, reclassification, or certain types of mergers, consolidations, combinations, exchanges of shares or similar restructurings of our capital, our Board will proportionately adjust: (i) the class(es) and maximum number of securities subject to the 2019 Plan, (ii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of incentive stock options, and (iii) the class(es) and number of securities and price per share of stock subject to outstanding equity awards.

Dissolution or Liquidation. Except as otherwise provided in a stock award agreement, in the event of our dissolution or liquidation, all outstanding equity awards (other than equity awards consisting of vested and outstanding shares of our Common Stock not subject to a forfeiture condition or our right of repurchase) will terminate immediately prior to the completion of such dissolution or liquidation, and the shares of our Common Stock subject to our repurchase rights or subject to a forfeiture condition may be repurchased or reacquired by us; provided, that, our Board may cause some or all equity awards to become fully vested, exercisable, and/or no longer subject to repurchase or forfeiture before the dissolution or liquidation is completed but contingent on its completion.

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Change in Control. An equity award may be subject to additional acceleration of vesting and exercisability upon or after a Change in Control (as that term is defined in the 2019 Plan) as may be provided in a stock award agreement or in any other written agreement between us and the holder, but in the absence of such provision, no such acceleration will occur.

Suspension or Termination of the 2019 Plan. Our Board may suspend or terminate the 2019 Plan at any time. Unless sooner terminated by our Board, the 2019 Plan will automatically terminate on April 4, 2029, the tenth anniversary of the date the 2019 Plan was adopted by the Board. No equity awards may be granted under the 2019 Plan while the 2019 Plan is suspended or after it is terminated.

Federal Income Tax Consequences

Nonqualified Stock Options. Generally, no income is recognized when a nonqualified stock option is granted to the option holder. Generally, upon the exercise of a nonqualified stock option, the excess of the fair market value of the shares on the date of exercise over the option price is ordinary income to the option holder at the time of the exercise. The tax basis for the shares purchased is their fair market value on the date of exercise. Any gain or loss realized upon a later sale of the shares for an amount in excess of or less than their tax basis will be taxed as capital gain or loss, with the character of the gain or loss (short-term or long-term) depending upon how long the shares were held since exercise.

Incentive Stock Options. Generally, no regular taxable income is recognized upon the exercise of an Incentive Stock Option. The tax basis of the shares acquired will be the exercise price. In order to receive this favorable treatment, shares acquired pursuant to the exercise of an Incentive Stock Option may not be disposed of within two years after the date the option was granted, nor within one year after the exercise date (the “Holding Periods”). If the shares are sold before the end of the Holding Periods, the amount of that gain which equals the lesser of the difference between the fair market value on the exercise date and the option price or the difference between the sale price and the option price is taxed as ordinary income and the balance, if any, as short-term or long-term capital gain, depending upon how long the shares were held. If the Holding Periods are met, all gain or loss realized upon a later sale of the shares for an amount in excess of or less than their tax basis will be taxed as a long-term capital gain or loss.

Restricted Stock. In the case of a restricted stock award, the excess of the fair market value of the underlying shares of the restricted stock award over the amount paid for the restricted stock award will be taxed as ordinary income to the recipient in the first taxable year in which the underlying common shares are no longer subject to vesting or similar types of forfeiture restrictions. Alternatively, with respect to an individual who files a timely election under Section 83(b) of the Code, such excess will instead be taxed as ordinary income upon the effectiveness of the grant of such restricted stock award notwithstanding any vesting or similar types of forfeiture restrictions. The income realized by the recipient is generally treated as wages and will be subject to withholding taxes even though no cash is paid to the recipient by us. In the case of restricted stock units, the election under Section 83(b) of the Code is not available and the holder may elect to defer receipt of the stock, and thus taxation thereon, when the vesting occurs. When a holder so elects deferral, the holder must remain at risk that the property (stock) may never be delivered to him or her due to adverse developments.

The Company Deduction. We are entitled to a tax deduction in connection with the exercise of a nonqualified stock option equal to the ordinary income recognized by the option holder. We are also entitled to a tax deduction in connection with the vesting of restricted stock or, earlier in the case of the grantee making an election pursuant to Section 83(b) of the Code (in both cases, conditioned upon proper reporting and tax withholding and subject to possible deduction limitations).

Holding Periods. Provided the shares sold or exchanged are held for more than twelve (12) months prior to such sale or exchange, the resulting gain or loss will be long-term in character. If the shares are held for less than twelve months prior to their sale or exchange, the resulting gain or loss will be short-term in character. In the case of restricted stock units, the holding period does not begin until the holder elects to receive the shares of our Common Stock and be subject to the recognition of income subject to taxation at ordinary income rates.

Other Tax Considerations. This summary is not intended to be a complete explanation of all of the federal income tax consequences of participating in the 2019 Plan. A participant should consult his or her personal tax advisor to determine the particular tax consequences of the 2019 Plan, including the application and effect of foreign state and local taxes, and any changes in the tax laws after the date of this Proxy Statement.

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PROPOSAL 4 – APPROVAL OF THE AMENDMENT TO THE 2019 PLAN RELATED TO SHARE COUNTING

What Am I Voting On?

Stockholders are being asked to approve the Third Amendment to theMaven, Inc. 2019 Equity Incentive Plan (the “Third Amendment”) to clarify that: (i) all authorized shares of our Common Stock under the 2019 Plan may be issued pursuant to the exercise of Incentive Stock Options; and (ii) to allow for the reissuance of authorized shares of our Common Stock which are forfeited or subsequently reacquired by us, pursuant to Incentive Stock Options. The Third Amendment, in the form attached hereto as EXHIBIT G, will retroactively amend the 2019 Plan to inception to clarify our intentions when first adopting the 2019 Plan. Our Board approved of the Third Amendment on August 27, 2021, and has recommended that such amendment be submitted to the vote of the stockholders for approval.

Voting Recommendation

FOR the approval of the Third Amendment in the form attached EXHIBIT G. Our Board believes that the approval of the Third Amendment is in our best interest because it will enable us to maximize the incentive value of shares available under the 2019 Plan relative to key individuals essential to our long-term growth and financial success. If our stockholders do not approve this Proposal, our Board can issue shares pursuant to the exercise of Incentive Stock Options up to the original limit and reissue forfeited or reacquired shares pursuant to stock awards other than Incentive Stock Options.

Reasons for the Plan Amendment

The 2019 Plan was approved by our Board on April 4, 2019. On March 16, 2020, our Board approved an increase in the number of shares of our Common Stock authorized for issuance under the 2019 Plan to 85,000,000 shares of our Common Stock. Our stockholders approved the 2019 Plan, as amended, on April 3, 2020. On February 18, 2021, our Board approved an increase in the number of shares of our Common Stock authorized for issuance under the 2019 Plan to 185,000,000 shares of our Common Stock.

As originally approved by our Board, the 2019 Plan provided that 48,364,018 shares of our Common Stock in the aggregate were available for stock awards and that this same number of shares could be issued pursuant to the exercise of Incentive Stock Options. As a result of a scrivener’s error, the subsequent amendments increasing the aggregate number of shares under the 2019 Plan did not provide for a correlative change in the number of shares that could be issued pursuant to the exercise of Incentive Stock Options. Our Board believes that the 2019 Plan should be amended, to the inception of the 2019 Plan, to reflect our intention since inception of the 2019 Plan of having all of our Share Reserve (as defined under the 2019 Plan), including shares which are forfeited or otherwise reacquired by us, be issuable as Incentive Stock Options, in our Board’s discretion.

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PROPOSAL 5 – ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

What Am I Voting On?

Stockholders are being asked to approve, on a non-binding, advisory basis, the compensation of our named executive officers.

Voting Recommendation

FOR the non-binding, advisory vote to approve the executive compensation of our named executive officers disclosed in this Proxy Statement under the section titled “executive compensation,” including the compensation tables and other narrative execution compensation disclosures therein, required by Item 402 of SEC Regulation S-K.

Summary

We believe executive compensation is an important matter for our stockholders. A fundamental principle of our executive compensation philosophy and practice continues to be to pay for performance. An executive officer’s compensation package is comprised of two components: (i) a base salary, which reflects individual performance and expertise and (ii) equity incentive awards. We believe that this type of compensation program is consistent with our strategy, competitive practice, sound corporate governance principles, and stockholder interests and concerns. We urge you to read this Proxy Statement for additional details on our executive compensation, including our compensation philosophy and objectives and the fiscal 2020 compensation of the named executive officers.

This proposal, commonly known as a “say-on-pay” proposal, gives you as a stockholder the opportunity to endorse or not endorse our executive pay philosophy, policies, and procedures. This vote is intended to provide an overall assessment of our executive compensation program rather than focus on any specific item of compensation. Given the information provided above and elsewhere in this Proxy Statement, our Board asks you to approve the following resolution:

“RESOLVED, that the Company’s stockholders approve the compensation of the Company’s named executive officers described in the Proxy Statement under the section titled “Executive Compensation,” including the compensation tables and other narrative executive compensation disclosures therein, required by Item 402 of Regulation S-K.”

As an advisory vote, this proposal is non-binding on us. However, our Board and the Compensation Committee value the opinions of our stockholders and will consider the outcome of the vote when making future compensation decisions for our named executive officers.

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PROPOSAL 6 – RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

What Am I Voting On?

It is the responsibility of the Audit Committee to select and retain our independent registered public accounting firms. Our Audit Committee has appointed Marcum as our independent registered public accounting firm for our fiscal year ending December 31, 2021. Although stockholder ratification of the Audit Committee’s selection of our independent registered public accounting firm is not required by our Bylaws or otherwise, we are submitting the selection of Marcum to stockholder ratification so that our stockholders may participate in this important corporate decision. If not ratified, the Audit Committee will reconsider the selection, although the Audit Committee will not be required to select different independent registered public accounting firm for us.

Representatives of Marcum will be present at the Annual Meeting and will have an opportunity to make a statement and respond to questions from stockholders submitted prior to the Annual Meeting. See the section entitled “Instructions for the virtual Annual Meeting – Participating in the Virtual Annual Meeting” above for how to submit questions.

Voting Recommendation

FOR the ratification of the appointment of Marcum as our independent registered public accounting firm.

Audit Fees

The following table sets forth the aggregate fees billed and incurred to both us or our subsidiaries by our independent registered public accounting firm for the years ended December 31, 2020 and 2019 for professional services by Marcum.

Category	2020 (1)	2019 (2)
Audit Fees	$600,000	$1,223,979
Audit-related Fees	-	-
All Other Fees	-	-
Tax Fees	20,600	69,165
	$620,600	$1,293,144

(1)	These fees were incurred during fiscal 2020 and 2021 in connection with the audit fees related to the audit for our year ended December 31, 2020 and review of our financial statements for the fiscal 2020 interim periods, as well as tax fees for certain tax compliance services provided for fiscal 2020.
(2)	These fees were incurred during fiscal 2019 and 2020 in connection with the audit fees related to the audit for our year ended December 31, 2019 and review of our financial statements for certain of the fiscal 2019 interim periods, as well as tax fees for certain tax compliance services provided for fiscal 2019.

Audit Fees

We paid or incurred audit fees to Marcum of $600,000 and $1,223,979 for professional services rendered for the audit of our annual financial statements for the years ended December 31, 2020 and 2019, respectively, and for review of our financial statements included in the comprehensive Form 10-K we filed, which included the quarterly financial statements for fiscal 2019, and for review of our 2020 quarterly reports on Form 10-Q for the first, second, and third quarters of fiscal 2020.

Audit-related Fees

Marcum did not provide any services not disclosed in the table above during fiscal 2020 and 2019. As a result, there were no audit-related fees billed or paid during fiscal 2020 and 2019.

All Other Fees

Marcum did not provide any services not disclosed in the table above during fiscal 2020 and 2019. As a result, there were no other fees billed or paid during fiscal 2020 and 2019.

Tax Fees

Marcum provided professional services for tax compliance for fiscal 2020 and 2019 and was paid $20,600 and $69,165, respectively.

Pre-Approval Policies and Procedures

Our Audit Committee has considered the nature and amount of fees billed by our independent registered public accounting firms and believe that the provision of services for activities to the audit is in compliance with maintaining their respective independence.

All audit fees are approved by the Audit Committee of our Board. The Audit Committee reviews, and in its sole discretion pre-approves, our independent auditors’ annual engagement letter including proposed fees and all audit and non-audit services provided by the independent auditors. Accordingly, all services described under “Audit Fees,” “Audit-related Fees,” “All Other Fees,” and “Tax Fees,” as applicable, were pre-approved by our Audit Committee. The Audit Committee may not engage the independent auditors to perform the non-audit services proscribed by law or regulations.

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AUDIT COMMITTEE REPORT

We constitute the Audit Committee of the Board of Directors (the “Board”) of theMaven, Inc. (the “Company”). The Audit Committee’s responsibility is to provide assistance and guidance to the Board in fulfilling its oversight responsibilities to the Company’s stockholders with respect to the Company’s financial reporting, internal controls, and external audit functions. The Company’s management is responsible for preparing, presenting, and reporting the financial statements, including developing and managing the system of internal accounting controls. Management is responsible for designing procedures to comply with accounting standards, applicable laws and regulations, and the Company’s ethical standards. The Company does not have an internal audit team and the Audit Committee and management believe that the Company’s business complexity and size do not warrant an internal audit function at this time.

Our independent registered public accounting firm, Marcum LLP (“Marcum”), is responsible for planning and carrying out an audit of the Company’s financial statements in accordance with the standards of the Public Company Accounting Oversight Board (the “PCAOB”) and the Company’s internal control over financial reporting, and expressing an opinion on the conformity of the Company’s audited financial statements with generally accepted accounting principles (“GAAP”), as well as reviewing the Company’s quarterly financial statements prior to the filing of each quarterly report on Form 10-Q, and other procedures.

This Audit Committee Report is being submitted in conjunction with the Company’s audited financial statements for the year ended December 31, 2020.

Discussions with Management

In its oversight role, the Audit Committee reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2020 with the Company’s management prior to issuance.

Discussions with the Independent Registered Public Accounting Firm

The Audit Committee discussed with Marcum, the Company’s independent registered public accounting firm, the overall scope and plans for their audit. The Audit Committee met with Marcum, with and without management present, to discuss the Company’s financial reporting process and internal accounting controls in addition to other matters required to be discussed by the applicable requirements of the PCAOB and the Securities and Exchange Commission (“SEC”).

Written Disclosures from the Company’s Independent Registered Public Accounting Firm

Marcum delivered to the Audit Committee the letter and written disclosures required by applicable requirements of the PCAOB regarding Marcum’s communications with the Audit Committee concerning its independence. The Audit Committee has discussed Marcum’s independence with Marcum and the Company’s management.

Audit Committee Recommendations

Based on the review and discussions described above, the Audit Committee recommended to the Board, and the Board approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, for filing with the SEC.

Other Matters

The Audit Committee has the responsibility to select, compensate, and evaluate its independent registered public accounting firm and its independence, and, when appropriate, replace the audit firm. The Audit Committee has appointed Marcum to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021. Although the Audit Committee has sole authority to appoint the independent registered public accounting firm, the Audit Committee has recommended that the Board seek stockholder ratification of the appointment at the Annual Meeting as a matter of good governance.

In addition, the Audit Committee may from time to time engage its own outside advisors and experts as needed, apart from counsel or advisors hired by management.

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Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent registered public accounting firm. The Audit Committee serves a Board-level oversight role to provide advice, counsel, and direction to management and to the auditors based on the information it receives, discussions with management and the auditors, and the experience of the Audit Committee’s members in business, financial, and accounting matters. Members of the Audit Committee rely, without independent verification, on the information provided to them and on the representations made by management. Accordingly, the Audit Committee’s oversight does not currently provide an independent basis to determine that management has maintained procedures designed to assure compliance with accounting standards and applicable laws and regulations.

Independence of Committee Members

The Board determined that Peter Mills, the Chair of the Audit Committee, meets the independence criteria set forth in the applicable rules of the Nasdaq Stock Market, LLC and the SEC, and that Mr. Mills qualifies as an “audit committee financial expert” as defined by SEC rules.

Approval of Services and Fees

The Audit Committee approves the type and scope of services and fees to be rendered during the year by Marcum, in advance of performing such services. When directed by the Audit Committee, the Audit Committee Chair may approve engagements that are outside the scope of the services and fees approved by the Audit Committee, and later present them to the Audit Committee.

Audit Committee Charter

The Audit Committee operates under a written charter adopted by the Board. The Company intends to make its Audit Committee Charter available on the Company’s website in the Investor Relations section. If not available on the Company’s website, the Charter is available in the Company’s proxy statement. Any future changes in the Audit Committee Chair will also be reflected on the website.

Members of the Audit Committee

Peter Mills, Chairman

John Fichthorn

Todd Sims

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OTHER BUSINESS

Our Board is not aware of any other business to be considered or acted upon at the Annual Meeting other than that for which notice is provided in this Proxy Statement and the accompanying notice. In the event any other matters properly come before the Annual Meeting, it is expected that the shares represented by proxy will be voted with respect thereto in accordance with the judgment of the persons voting them.

2020 ANNUAL REPORT ON FORM 10-K

Copies of our Annual Report for fiscal 2020, which contains our Form 10-K for the fiscal year ended December 31, 2020, and consolidated financial statements, as filed with the SEC, have been included with the proxy materials. A copy may be obtained without charge to stockholders upon written request to Investor Relations at the address for our principal offices as set forth in our then-most recent filing with the SEC. In addition, copies of this document, the Annual Report and all other documents filed electronically by us may be reviewed and printed from the SEC’s website at: http://www.sec.gov.

By Order of the Board of Directors,

John Fichthorn

Executive Chairman
New York, New York
September 13, 2021

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EXHIBIT A TO THE PROXY STATEMENT

9. ~~At the election of directors of the Corporation, each holder of stock or of any class or classes or of a series or series thereof shall be entitled to as many votes as shall equal the number of votes which (except for such provision as to cumulative voting) he would be entitled to cast for the election of directors with respect to his shares of stock multiplied by the number of directors to be elected by him, and he may cast all of such votes for a single director or may distribute them among the number to be voted for, or for any two or more of them as he may see fit.~~ No cumulative voting will be permitted in the election of directors or for any other purpose.

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EXHIBIT B TO THE PROXY STATEMENT

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

THEMAVEN, INC.

(Pursuant to Sections 242 and 245 of the General Corporation Law of the State of Delaware)

theMaven, Inc., a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware,

DOES HEREBY CERTIFY:

1.	The name of this corporation is theMaven, Inc., and this corporation was initially incorporated pursuant to a Certificate of Incorporation filed with the Secretary of State of the State of Delaware on October 1, 1990, and amended and restated thereafter (the “Original Certificate”).

2.	That, pursuant to Sections 141(f), 242, and 245 of the General Corporation Law of the State of Delaware, the Board of Directors of the Corporation and the stockholders have duly adopted resolutions approving the amendment and restatement of the Original Certificate in its entirety as follows:

“ARTICLE I

NAME

The name of the Corporation is theMaven, Inc. (the “Corporation”).

ARTICLE II

REGISTERED AGENT

The address of the registered office of the Corporation in the State of Delaware is 251 Little Falls Drive, Wilmington, DE, County of New Castle, 19808. The name of the registered agent of the Corporation at such address is Corporation Service Company.

ARTICLE III

PURPOSE

The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of the State of Delaware (the “DGCL”).

ARTICLE IV

CAPITAL STOCK

The total number of shares of capital stock that the Corporation shall have authority to issue is 1,001,000,000, of which 1,000,000,000 shares shall be common stock having a par value of $0.01 per share (the “Common Stock”), and 1,000,000 shares shall be preferred stock having a par value of $0.01 per share (the “Preferred Stock”). The Preferred Stock authorized by this Amended and Restated Certificate of Incorporation has previously been designated into series as provided herein: 1,800 shares of Preferred Stock have been designated as “Series G Convertible Preferred Stock,” 23,000 shares of Preferred Stock have been designated as “Series H Convertible Preferred Stock,” and 600,000 shares of Preferred Stock have been designated as “Series L Junior Participating Preferred Stock”.

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A. COMMON STOCK. Except as otherwise required by law, as provided in this Amended and Restated Certificate of Incorporation, or as otherwise provided in the resolution or resolutions, if any, adopted by the board of directors of the Corporation (the “Board of Directors”) with respect to any series of the Preferred Stock, the holders of the Common Stock shall exclusively possess all voting power. Each holder of shares of Common Stock shall be entitled to one vote for each share held by such holder. No cumulative voting shall be permitted in the election of directors or for any other purpose. Subject to the rights of holders of any series of outstanding Preferred Stock, holders of shares of Common Stock shall have equal rights of participation in the dividends and other distributions in cash, stock, or property of the Corporation when, as and if declared thereon by the Board of Directors from time to time out of assets or funds of the Corporation legally available therefor and shall have equal rights to receive the assets and funds of the Corporation available for distribution to stockholders in the event of any liquidation, dissolution, or winding up of the affairs of the Corporation, whether voluntary or involuntary.

B. PREFERRED STOCK.

(1) Authority to Issue in Series. The Board of Directors is authorized, subject to limitations prescribed by the DGCL, to provide for the issuance of the Preferred Shares in series, and by filing a certificate pursuant to the DGCL, to establish from time to time the number of shares to be included in such series, and to fix the designations, powers, preferences and relative, participating or other special rights of the shares of each such series, and the qualifications, limitations or restrictions thereof.

(2) Terms. The authority of the Board of Directors with respect to each series of Preferred Stock shall include, but not be limited to, determination of the following:

(a) The number of shares constituting that series and the distinctive designation of that series and the stated value thereof, if any, if different from the par value thereof;

(b) The dividends, if any, payable on the shares of that series, whether dividends shall be cumulative, and, if so, from which date or dates, and the preference, if any, or relation which such dividends shall bear to the dividends payable on any shares of stock of any other class or any other series of any class;

(c) Whether that series shall have voting rights or power, in addition to the voting rights provided by law, and, if so, the terms of such voting rights;

(d) Whether or not that series shall have conversion or exchange privileges, and, if so, the terms and conditions of such conversion, including provision for adjustment of the conversion rate in such events as the Board of Directors shall determine;

(e) Whether or not the shares of that series shall be redeemable, and, if so, the terms and conditions of such redemption, including the date upon or date after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

(f) Whether that series shall have a sinking fund for the redemption or purchase of shares of that series, and, if so, the terms and amount of such sinking fund;

(g) The rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution, distribution of assets or winding up of the Corporation, and the relative rights of priority, if any, of payment of the shares of that series;

(h) The limitations and restrictions, if any, to be effective while any shares of such series are outstanding upon the payment of dividends or the making of other distributions on, and upon the purchase, redemption or other acquisition by the Corporation of, the Common Stock or shares of stock of any other class or any other series of this class;

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(i) The conditions or restrictions, if any, upon the creation of indebtedness of the Corporation or upon the issue of any additional stock, including additional shares of such series or of any other series of this class or of any other class of capital stock; and

(j) Any other voting powers, designations, preferences, and relative, participating optional or other special rights, or qualifications, limitations or restrictions thereof, of the shares of such series; in each case, to the full extent now or hereafter permitted by the DGCL.

(3)  Specific Designations. Pursuant to the authority conferred by this Article IV, the following series of Preferred Stock have been designated, each series consisting of such number of shares, with such voting powers and with such designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof as are stated and expressed in the exhibit with respect to such series attached hereto as specified below and incorporated herein by reference:

Exhibit A	Series G Preferred Stock
Exhibit B	Series H Preferred Stock
Exhibit C	Series L Junior Participating Preferred Stock

ARTICLE V

DIRECTORS

A. NUMBER OF DIRECTORS. The business and affairs of the Corporation shall be managed by, or under the direction of, the Board of Directors. Subject to any rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, the number of directors of the Corporation which shall constituted the entire Board of Directors shall consist of not less than three and not more than fifteen as fixed from time to time in accordance with the Bylaws of the Corporation (the “Bylaws”).

B. NEWLY CREATED DIRECTORSHIPS AND VACANCIES. Except as otherwise required by law and subject to any rights of the holders of any series of Preferred Stock to elect directors under specific circumstances, any newly created directorships resulting from an increase in the authorized number of directors and any vacancies occurring in the Board of Directors (whether by death, resignation, retirement, disqualification, removal from office or otherwise), shall be filled solely by the affirmative votes of a majority of the remaining members of the Board of Directors, although less than a quorum, or by a sole remaining director, and not by the stockholders. A director elected to fill a vacancy or a newly created directorship shall hold office until the earlier of the expiration of the term of office of the director whom he or she has replaced, a successor is duly elected and qualified, or the earlier of such director’s death, disability, resignation, or removal.

ARTICLE VI

LIMITATION OF LIABILITY; INDEMNIFICATION

A. LIMITATION OF LIABILITY. To the fullest extent permitted by the DGCL as it presently exists or may hereafter be amended, a director of the Corporation shall not be personally liable to the Corporation or to its stockholders for monetary damages for any breach of fiduciary duty as a director. No amendment to, modification of, or repeal of this paragraph shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment.

B. INDEMNIFICATION. The Corporation shall indemnify to the fullest extent permitted by law as it presently exists or may hereafter be amended any person made or threatened to be made a party to an action or proceeding, whether criminal, civil, administrative, or investigative, by reason of the fact that he, his testator, or intestate is or was a director or officer of the Corporation or any predecessor of the Corporation, or serves or served at any other enterprise as a director, officer, employee, or agent at the request of the Corporation or any predecessor to the Corporation. Any amendment, repeal, or modification of this paragraph shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification.

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ARTICLE VII

STOCKHOLDER ACTION

Subject to the rights of the holders of any series of Preferred Stock, any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly constituted annual or special meeting of the stockholders of the Corporation, and the taking of any action by written consent of the stockholders of the Corporation is specifically denied.

ARTICLE VIII

AMENDMENT OF BYLAWS

In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to adopt, amend, alter, or repeal the Bylaws or adopt new Bylaws without any action on the part of the stockholders; provided, that any Bylaw adopted or amended by the Board of Directors, and any powers thereby conferred, may be amended, altered, or repealed by the stockholders as set forth therein.

ARTICLE IX

AMENDMENT OF CERTIFICATE OF INCORPORATION

The Corporation reserves the right to amend or repeal any provision contained in this Amended and Restated Certificate of Incorporation, in any manner now or hereafter prescribed by the DGCL and this Amended and Restated Certificate of Incorporation, and all rights and powers of any kind conferred upon a stockholder of the Corporation by the Amended and Restated Certificate of Incorporation or any amendment thereof are subject to this reservation. Whenever any vote of the holders of capital stock of the Corporation is required to amend or repeal any provision of this Amended and Restated Certificate of Incorporation, and in addition to any other vote of holders of capital stock that is required by this Amended and Restated Certificate or by law, such amendment or repeal shall require the affirmative vote of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of the outstanding shares entitled to vote on such amendment or repeal, and the affirmative vote of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of the outstanding shares of each class entitled to vote thereon as a class, at a duly constituted meeting of stockholders called expressly for such purpose; provided, however, that if the Board of Directors recommends that stockholders approve such amendment or repeal at such meeting of stockholders, such amendment or repeal shall only require the affirmative vote of the majority of the voting power of the outstanding shares of capital stock entitled to vote on such amendment or repeal, and the affirmative vote of the majority of the voting power of the outstanding shares of each class entitled to vote thereon as a class, at a duly constituted meeting of stockholders called expressly for such purpose.”

[Remainder of the page intentionally left blank; signature page follows.]

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The undersigned further declares under penalty of perjury under the laws of the State of Delaware that the matters set forth in this Amended and Restated Certificate of Incorporation are true and correct of his own knowledge.

Dated: [●], 2021

By:
Name:
Title:

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Exhibit A to Amended and Restated Certificate of Incorporation

CERTIFICATE OF DESIGNATIONS,

PREFERENCES AND RIGHTS OF

SERIES G CONVERTIBLE PREFERRED STOCK OF

INTEGRATED SURGICAL SYSTEMS, INC.

PURSUANT TO SECTION 151 OF THE DELAWARE

GENERAL CORPORATION LAW

Integrated Surgical Systems, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (hereinafter the “Corporation”), in accordance with the provisions of Section 151(g) thereof, DOES HEREBY CERTIFY that by written consent in lieu of a meeting of the Board of Directors of the Corporation dated as of May 22, 2000:

FIRST: The following resolution was duly adopted by the Board of Directors of the Corporation:

“RESOLVED: That pursuant to the authority vested in the Board of Directors of the Corporation by Article 4 of the Corporation’s restated certificate of incorporation, as amended (the “Certificate of Incorporation”), a series of Preferred Stock of the Corporation be, and it hereby is, created out of the authorized but unissued shares of the capital stock of the Corporation, such series to be designated Series G Convertible Preferred Stock (the “Series G Convertible Preferred Stock”), to consist of 1,800 shares, par value $0.01 per share, of which the preferences and relative and other rights, and the qualifications, limitations or restrictions thereof, shall be as set forth in the Certificate of Designations annexed hereto:

1. Number of Shares of Series G Convertible Preferred Stock. Of the 987,730 shares of authorized but unissued Preferred Stock, $0.01 par value (“Preferred Stock”) of the Corporation, one thousand eight hundred (1,800) shares shall be designated and known as Series G Convertible Preferred Stock, par value $0.01 per share (“Series G Convertible Preferred Stock”).

2. Voting.

(a) Unless required by law, no holder of any shares of Series G Convertible Preferred Stock shall be entitled to vote at any meeting of stockholders of the Corporation (or any written actions of stockholders in lieu of meetings) with respect to any matters presented to the stockholders of the Corporation for their action or consideration. Notwithstanding the foregoing, the Corporation shall provide each holder of record of Series G Convertible Preferred Stock with timely notice of every meeting of stockholders of the Corporation and shall provide each holder with copies of all proxy materials distributed in connection therewith.

(b) So long as shares of Series G Convertible Preferred Stock are outstanding, the Corporation shall not, without first obtaining the approval (by vote or written consent, as provided by the Delaware General Corporation Law) of the holders of at least 85% of the then outstanding shares of Series G Convertible Preferred Stock:

(i) alter or change the rights, preferences or privileges of the Series G Convertible Preferred Stock;

(ii) create any new class or series of capital stock ranking on a parity with (“Pari Passu Securities”) or a preference over the Series G Convertible Preferred Stock as to distribution of assets upon liquidation, dissolution or winding up of the Corporation (“Senior Securities”) or alter or change the rights, preferences or privileges of any Senior Securities so as to affect adversely the Series G Convertible Preferred Stock;

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(iii) increase the authorized number of shares of Series G Convertible Preferred Stock; or

(iv) do any act or thing not authorized or contemplated by this Certificate of Designations which would result in taxation of the holders of shares of the Series G Convertible Preferred Stock under Section 305 of the Internal Revenue Code of 1986, as amended (or any comparable provision of the Internal Revenue Code as hereafter from time to time amended).

In the event holders of at least 85% of the then outstanding shares of Series G Convertible Preferred Stock agree to allow the Corporation to alter or change the rights, preferences or privileges of the shares of Series G Convertible Preferred Stock, pursuant to subsection (b) above, so as to affect the Series G Convertible Preferred Stock, then the Corporation will deliver notice of such approved change to the holders of the Series G Convertible Preferred Stock that did not agree to such alteration or change (the ‘Dissenting Holders”) and Dissenting Holders shall have the right for a period of thirty (30) days to convert any and all shares of then held Series G Convertible Preferred Stock pursuant to the terms of this Certificate of Designations as in effect prior to such alteration or change, or else to continue to hold their shares of Series G Convertible Preferred Stock.

3. Dividends. No holder of any shares of Series G Convertible Preferred Stock shall be entitled to receive any dividends.

4. Liquidation.

(a) If the Corporation shall commence a voluntary case under the Federal Bankruptcy laws or any other applicable Federal or state bankruptcy, insolvency or similar law, or consent to the entry of an order for relief in an involuntary case under any law or to the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Corporation or of any substantial part of its property, or make an assignment for the benefit of its creditors, or admit in writing its inability to pay its debts generally as they become due, or if a decree or order for relief in respect of the Corporation shall be entered by a court having jurisdiction in the premises in an involuntary case under the Federal bankruptcy laws or any other applicable Federal or state bankruptcy, insolvency or similar law resulting in the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Corporation or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and any such decree or order shall be unstayed and in effect for a period of thirty (30) consecutive days and, on account of any such event, the Corporation shall liquidate, dissolve or wind up, or if the Corporation shall otherwise liquidate, dissolve or wind up (each such event being considered a “Liquidating Event”), no distribution shall be made to the holders of any shares of capital stock of the Corporation upon liquidation, dissolution or winding up unless prior thereto, the holders of shares of Series G Convertible Preferred Stock shall have received the Liquidation Preference (as defined in Paragraph 4(c)) with respect to each share. If upon the occurrence of a Liquidation Event, the assets and funds available for distribution among the holders of the Series G Convertible Preferred Stock and holders of Pari Passu Securities shall be insufficient to permit the payment to such holders of the preferential amounts payable thereon, then the entire assets and funds of the Corporation legally available for distribution to the Series G Convertible Preferred Stock and the Pari Passu Securities shall be distributed ratably among such shares in proportion to the ratio that that Liquidation Preference payable on each such share bears to the aggregate Liquidation Preference payable on all such shares.

(b) At the option of each holder of the Series G Convertible Preferred Stock, the sale, conveyance of disposition of all or substantially all of the assets of the Corporation, the effectuation by the Corporation of a transaction or series or related transactions in which more than 50% of the voting power of the Corporation is disposed of, or the consolidation, merger or other business combination of the Corporation with or into any other Person or Persons when the Corporation is not the survivor shall be deemed to be a liquidation, dissolution or winding up of the Corporation pursuant to which the Corporation shall be required to distribute, upon consummation of and as a condition to such transaction an amount equal to the Liquidation Preference with respect to each outstanding share of Series G Convertible Preferred Stock held by such Holder in accordance with and subject to the terms of this Article 4.

(c) The Liquidation Preference shall be the Stated Value of $1,000 per share of Series G Convertible Preferred Stock.

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(d) The Series G Convertible Preferred Stock shall rank on a parity with the Corporation’s Series F Convertible Preferred Stock as to the distribution of the assets of the Corporation upon liquidation, dissolution or winding up of the Corporation.

5. Optional Conversion. The holders of shares of Series G Convertible Preferred Stock shall have the following conversion rights:

(a) Right to Convert: Conversion Price. Subject to the terms, conditions, and restrictions of this Paragraph 5, commencing on the earlier of the Effective Date (as hereinafter defined) or 90 days after the Original Issuance Date (as hereinafter defined), the holder of any shares of Series G Convertible Preferred Stock shall have the right to convert each such share of Series G Convertible Preferred Stock (except that upon any liquidation of the Corporation, the right of conversion shall terminate at the close of business on the business day fixed for payment of the amount distributable on the Series G Convertible Preferred Stock) into a number of shares of Common Stock equal to the Stated Value of such share or shares of Series G Convertible Preferred Stock divided by (i) the lowest price at which a trade of the Common Stock is executed, as reported by Bloomberg L.P., on the principal market for the Corporation’s Common Stock (the “Principal Market”) during the period of five Trading Days ending with the last Trading Day prior to the date of conversion (the “Market Price”), after (ii) discounting the Market Price by 15% to determine the conversion price (the “Conversion Price”). To illustrate, if the Market Price as of the Conversion Date is $1.35 and 100 shares of Series G Convertible Preferred Stock are being converted, the Stated Value for which would be $100,000, then the Conversion Price shall be $1.15 per share of Common Stock ($1.35 x .85), whereupon the Stated Value of $100,000 of Series G Convertible Preferred Stock would entitle the holder thereof to convert the 100 shares of Series G Convertible Preferred Stock into 86,957 shares of Common Stock ($100,000 divided by 1.15 equals 86,957). However, in no event shall the Conversion Price be greater than 130% of the lowest price at which a trade of the Common Stock is executed, as reported by Bloomberg L.P. on the Principal Market during the period of five Trading Days ending with the last Trading Day prior to the Original Issuance Date (the “Maximum Conversion Price”). The right of each holder to convert shares of Series G Convertible Preferred Stock into shares of Common Stock is subject to the limitations set forth in Paragraph 5(b) below, and for the purpose of complying with the limitation set forth in Paragraph 5(b)(ii), shall be prorated among the original purchasers of the shares of Series G Convertible Preferred Stock (the “Initial Holders”) and their subsequent transferees, if any, based upon the number of shares of Series G Convertible Preferred Stock purchased by the Initial Purchasers. In addition, instead of issuing shares of Common Stock upon conversion, upon prior written notice to the holder, the Corporation may elect to pay the holder an amount in cash equal to (i) the closing sale price on the Principal Market on the day prior to the date of conversion (the “Conversion Date”) multiplied by (ii) the number of shares of Common Stock which would otherwise be issuable to the holder upon such conversion, or any combination of cash and shares of Common Stock. If notice of the Corporation’s election to pay the holder in cash is not received by the holder prior to the receipt by the Corporation of a Conversion Notice, the Corporation shall pay the holder in shares of Common Stock. As used herein, “Effective Date” means the date a registration statement for the resale of the shares of Common Stock that may be acquired upon conversion of the Series G Convertible Preferred Stock is declared effective by the Securities and Exchange Commission; and “Original Issuance Date” means the date upon which shares of Series G Convertible Preferred Stock are initially issued.

(b) Numerical Limitations.

(i) No shares of Series G Convertible Preferred Stock may be converted into Common Stock, to the extent that, after giving effect to the conversion and issuance of the Common Stock to be issued pursuant to the applicable Conversion Notice (as defined in Paragraph 5(c) below), the total number of shares of Common Stock deemed beneficially owned by the holder requesting conversion (other than by virtue of the ownership of unconverted shares of Series G Convertible Preferred Stock or the ownership of other securities that have limitations on a holder’s rights to exchange, convert or exercise similar to those limitations set forth herein), together with all shares of Common Stock deemed beneficially owned by such holder’s Affiliates (as defined in Rule 405 of the Securities Act of 1933, as amended) that would be aggregated for purposes of determining whether a group under Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder, would exceed 5% of the total issued and outstanding shares of Common Stock. If any court of competent jurisdiction shall determine that the foregoing limitation is ineffective to prevent a holder from being deemed the beneficial owner of more than 5% of the then outstanding shares of Common Stock, then the Corporation shall redeem so many of such holder’s shares of Series G Convertible Preferred Stock pursuant to Paragraph 7(a) hereof as are necessary to cause such holder to be deemed the beneficial owner of not more than 5% of the then outstanding shares of Common Stock.

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(ii) Unless the Corporation shall have obtained the approval of its voting stockholders to such issuance, if required in accordance with the rules of the Principal Market, the Corporation shall not issue shares of Common Stock upon conversion of any shares of Series G Convertible Preferred Stock if such issuance of Common Stock, when added to the number of shares of Common Stock previously issued by the Corporation upon conversion of shares of the Series G Convertible Preferred Stock, together with shares of Common Stock issued and issuable upon exercise of warrants issued in connection with the sale of shares of Series G Convertible Preferred Stock, would result in the issuance of more than 19.9% of the number of shares of Common Stock which were issued and outstanding on the Original Issuance Date. To the extent the number of shares of Common Stock issuable upon conversion would but for the limitation set forth in this Paragraph 5(b)(ii) exceed such limit, the Corporation shall redeem promptly (but not later than the fifth Trading Day after receipt of the applicable Conversion Notice) the shares of Series G Convertible Preferred Stock that may not be converted into shares of Common Stock as a result of such limitation for an amount in cash equal to the greater of (i) $1,500 per share of Series G Convertible Preferred Stock and (ii) an amount equal to the product of the closing sale price of a share of Common Stock on the Trading Date immediately preceding the date of the Conversion Notice and the number of shares of Common Stock into which such shares of Series G Convertible Preferred Stock could have been converted but for such limitation on the date of the Conversion Notice, and the holders of the Series G Convertible Preferred Stock shall be creditors of the Corporation with respect to that amount.

(c) Notice of Conversion. The right of conversion shall be exercised by the holder thereof by giving written notice (the “Conversion Notice”) to the Corporation, by facsimile or by registered mail or overnight delivery service, as designated by the Corporation from time to time, that the holder elects to convert a specified number of shares of Series G Convertible Preferred Stock representing a specified Stated Value thereof into Common Stock and, if such conversion will result in the conversion of all of such holder’s shares of Series G Convertible Preferred Stock, by surrender of a certificate or certificates for the shares so to be converted to the Corporation at its principal office (or such other office or agency of the Corporation as the Corporation may designate by notice in writing to the holders of the Series G Convertible Preferred Stock) at any time during its usual business hours on the date set forth in the Conversion Notice, together with a statement of the name or names (with address) in which the certificate or certificates for shares of Common Stock shall be issued. The Conversion Notice shall include therein the Stated Value of shares of Series G Convertible Preferred Stock to be converted, and a calculation (i) of the Market Price, (ii) the Conversion Price, and (iii) the number of shares of Common Stock to be issued in connection with such conversion.

(d) Issuance of Certificates; Time Conversion Effected.

(i) Promptly, but in no event more than three business days, after the receipt of the Conversion Notice referred to in Subparagraph 5(c) (and surrender of the certificate or certificates for the share or shares of Series G Convertible Preferred Stock to be converted within three business days after the receipt of the Conversion Notice, if requested), the Corporation shall issue and deliver, or cause to be issued and delivered, to the holder, registered in such name or names as such holder may direct, a certificate or certificates for the number of whole shares of Common Stock into which such shares of Series G Convertible Preferred Stock are converted. To the extent permitted by law, such conversion shall be deemed to have been effected on the date on which such Conversion Notice shall have been received by the Corporation and at the time specified stated in such Conversion Notice, which must be during the calendar day of such notice, and at such time the rights of the holder of such share or shares of Series G Convertible Preferred Stock shall cease, and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares represented thereby. Issuance of shares of Common Stock issuable upon conversion which are requested to be registered in a name other than that of the registered holder shall be subject to compliance with all applicable federal and state securities laws.

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(ii) The Corporation understands that a delay in the issuance of the shares of Common Stock beyond three business days could result in economic loss to the holder. As compensation to the holder for such loss, the Corporation agrees to pay late payments to the holder for late issuance of shares of Common Stock upon conversion in accordance with the following schedule (where “No. Business Days Late” is defined as the number of business days beyond three (3) business days from the date of receipt of the Conversion Notice):

Late Payment For Each $5,000 of Liquidation Preference
No. Business Days Late	Amount Being Converted

1	$100
2	$200
3	$300
4	$400
5	$500
6	$600
7	$700
8	$800
9	$900
10	$1,000
>10	$1,000 + $200 for each Business Day Late beyond 10 days

The Corporation shall pay any payments incurred under this Paragraph in immediately available funds upon demand. Nothing herein shall limit holder’s right to pursue injunctive relief and/or actual damages for the Corporation’s failure to issue and deliver Common Stock to the holder. Furthermore, in addition to any other remedies which may be available to the holder, in the event that the Corporation fails for any reason to effect delivery of such shares of Common Stock within five business days the date of receipt of the Conversion Notice, the holder will be entitled to revoke the relevant Conversion Notice by delivering a notice to such effect to the Corporation whereupon the Corporation and the holder shall each be restored to their respective positions immediately prior to delivery of such Conversion Notice.

(iii) If, at any time (a) the Corporation challenges, disputes or denies the right of the holder to effect the conversion of the Series G Convertible Preferred Stock into Common Shares or otherwise dishonors or rejects any Conversion Notice delivered in accordance with this Paragraph 5 or (b) any third party who is not and has never been an Affiliate of the holder commences any lawsuit or proceeding or otherwise asserts any claim before any court or public or governmental authority which seeks to challenge, deny, enjoin, limit, modify, delay or dispute the right of the holder hereof to effect the conversion of the Series G Convertible Preferred Stock into Common Stock, then the holder shall have the right, by written notice to the Corporation, to require the Corporation to promptly (but not later than the fifth Trading Day after receipt of such notice) redeem the Series G Convertible Preferred Stock for cash at a redemption price equal to one hundred thirty-five percent (135%) of the Stated Value thereof (the “Mandatory Purchase Amount”). Under any of the circumstances set forth above, the Corporation shall be responsible for the payment of all costs and expenses of the holder, including reasonable legal fees and expenses, as and when incurred in disputing any such action or pursuing its rights hereunder (in addition to any other rights of the holder).

(iv) The holder shall be entitled to exercise its conversion privilege notwithstanding the commencement of any case under 11 U.S.C. § 101 et seq. (the “Bankruptcy Code”). In the event the Corporation is a debtor under the Bankruptcy Code, the Corporation hereby waives to the fullest extent permitted any rights to relief it may have under 11 U.S.C. § 362 in respect of the holder’s conversion privilege. The Corporation hereby waives to the fullest extent permitted any rights to relief it may have under 11 U.S.C. § 362 in respect of the conversion of the Series G Convertible Preferred Stock. The Corporation agrees, without cost or expense to the holder, to take or consent to any end all action necessary to effectuate relief under 11 U.S.C. § 362.

(e) Fractional Shares. No fractional shares shall be issued upon conversion of Series G Convertible Preferred Stock into Common Stock. All fractional shares shall be rounded up to the nearest whole share.

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(f) Reorganization or Reclassification. If any capital reorganization or reclassification of the capital stock of the Corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, or, in the case of any consolidation, merger or mandatory share exchange of the Corporation into any other company, then, as a condition of such reorganization, reclassification or exchange, lawful and adequate provisions shall be made whereby each holder of a share or shares of Series G Convertible Preferred Stock shall thereupon have the right to receive, upon the basis and upon the terms and conditions specified herein and in lieu of the shares of’ Common Stock immediately theretofore receivable upon the conversion of such share or shares of Series G Convertible Preferred Stock, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such Common Stock immediately theretofore receivable upon such conversion had such reorganization, reclassification or exchange not taken place, and in any such case appropriate provisions shall be made with respect to the rights and interests of such holder to the end that the provisions hereof (including without limitation provisions for adjustments of the conversion rights) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise of such conversion rights.

(g) Adjustments for Splits, Combinations, etc. The Conversion Price and the number of shares of Common Stock into which the Series G Convertible Preferred Stock shall be convertible shall be adjusted for stock splits, combinations, or other similar events. Additionally, an adjustment will be made in the case of an exchange of Common Stock, consolidation or merger of the Corporation with or into another corporation or sale of all or substantially all of the assets of the Corporation in order to enable the holder of Series G Convertible Preferred Stock to acquire the kind and the number of shares of stock or other securities or property receivable in such event by a holder of the number of shares of Common Stock that might otherwise have been issued upon the conversion of the Series G Convertible Preferred Stock. No adjustment to the Conversion Price will be made for dividends (other than stock dividends), if any, paid on the Common Stock or for securities issued pursuant to exercise for fair value of options, warrants, or restricted stock.

(h) Adjustments to Conversion Ratio. For so long as any shares of Series G Convertible Preferred Stock are outstanding, but no later than one year from the effective date of a registration statement registering for resale by the holders the shares of Common Stock issuable upon conversion of the Series G Convertible Preferred Stock, if the Corporation (i) issues and sells pursuant to an exemption from registration under the Securities Act (A) Common Stock at a purchase price on the date of issuance thereof that is lower than the Conversion Price at such date (other than shares of Common Stock issued in connection with an equity line of credit or upon exercise of warrants issued in connection with an equity line of credit, shares of Common Stock issued upon conversion of the Corporation’s convertible preferred stock outstanding on the Original Issuance Date, or shares of Common Stock issued in connection with the exercise of any warrants or options outstanding on the Original Issuance Date or pursuant to the Corporation’s 1998 Employee Stock Purchase Plan), (B) warrants or options with an exercise price on the date of issuance oldie warrants or options that is lower than the Conversion Price on such date (other than options and stock awards granted pursuant to the Corporation’s 1995 and 1998 Stock Option Plans or warrants issued in connection with an equity line of credit), or (C) convertible, exchangeable or exercisable securities with a tight to convert, exchange or exercise at a price or rate lower than the Conversion Price on the date of issuance or conversion, as applicable, of such convertible, exchangeable or exercisable securities (other than the options and stock awards granted pursuant to the Corporation’s 1995 and 1998 Stock Option Plans); and (ii) grants the right to the purchaser(s) thereof to demand that the Corporation register under the Securities Act such Common Stock issued or the Common Stock for which such warrants or options may be exercised or such convertible, exchangeable or exercisable securities may be converted, exercised or exchanged, then the Conversion Price shall be reduced to a rate equal to the lowest of any lower rates since the most recently received Conversion Notice, and such Adjusted Conversion Price shall apply to any future Conversion Notices received by the Corporation, unless the unadjusted Conversion Price would be lower than the Adjusted Conversion Price. The Adjusted Conversion Price as it may exist front time to time shall not apply retroactively to any shares of Series G Convertible Preferred Stock converted prior to the implementation of such Adjusted Conversion Price. Notwithstanding the foregoing, the Corporation may issue up to an aggregate total of Three Hundred Thousand (300,000) shares of Common Stock (subject to adjustment only for stock splits, stock dividends and reverse stock splits) at any price determined by the Board of Directors, after the Original Issuance Date, without causing an Adjusted Conversion Price.

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6. Mandatory Conversion.

(a) Mandatory Conversion Date. If on or after the third anniversary of the Original Issuance Date (such date as selected by the Corporation being the “Mandatory Conversion Date”), there remain issued and outstanding any shares of Series G Convertible Preferred Stock, then the Corporation shall be entitled to require all (but not less than all) holden of shares of Series G Convertible Preferred Stock then outstanding to convert their shares of Series G Convertible Preferred Stock into shares of Common Stock or, at the option of the Corporation, to buy out all such holders in cash, at the price set forth in Paragraph 5(a). The Corporation shall provide written notice (the “Mandatory Conversion Notice”) to the holders of shares of Series G Convertible Preferred Stock of such mandatory conversion or such mandatory buy-out. The Mandatory Conversion Notice shall include (i) the Stated Value of the shares of Series G Convertible Preferred Stock to be converted or bought out, (ii) the Conversion Price at the Mandatory Conversion Date, and (iii) the number of shares of the Corporation’s Common Stock to be issued (or the amount of cash to be paid in the event of a buy-out) upon such mandatary conversion or such mandatory buy-out at the then applicable Conversion Price. Notwithstanding the foregoing, in no event shall the Corporation convert that portion of the Series G Convertible Preferred Stock to the extent that the issuance of Common Stock upon the conversion of such Series G Convertible Preferred Stock, when combined with shares of Common Stock received upon other conversions of Series G Convertible Preferred Stock and exercise of the warrants issued in connection with the purchase of Series G Convertible Preferred Stock by such holder and any other holders of Series G Convertible Preferred Stock, would exceed 19.99% of the number of shares of Common Stock outstanding on the Original Issuance Date, or as to any individual holder, make such holder the beneficial owner of more than 5% of the Corporation’s then outstanding Common Stock.

(b) Surrender of Certificates. On or before the Mandatory Conversion Date, each holder of shares of Series G Convertible Preferred Stock shall surrender his or its certificate or certificates for all such shares to the Corporation at the place designated in such Mandatory Conversion Notice (or an affidavit of lost certificate in form and content reasonably satisfactory to the Corporation), and shall thereafter receive certificates for the number of shares of Common Stock to which such holder is entitled or, in the event of a buy-out by the Corporation, the amount of cash to which such holder is entitled within three business days. On the Mandatory Conversion Date, all rights with respect to the Series G Convertible Preferred Stock so converted will terminate. All certificates evidencing shares of Series G Convertible Preferred Stock that arc required to be surrendered for conversion in accordance with the provisions hereof, from and after the Mandatory Conversion Date, shall be deemed to have been retired and canceled, notwithstanding the failure of the holder or holders thereof to surrender such certificates on or prior to such date. The Corporation may thereafter take such appropriate action as may be necessary to reduce the authorized Series G Convertible Preferred Stock accordingly.

7. Redemption of Series G Convertible Preferred Stock.

(a) Right to Redeem Series G Convertible Preferred Stock. At any time, and from time to time, on and after the expiration of the earlier of (i) six months from the Original Issuance Date, or (ii) the closing of a registered firm commitment underwritten secondary offering of equity securities by the Corporation for cash, the Corporation may, in its sole discretion, but shall not be obligated to, redeem, in whole or in part, the then issued and outstanding shares of Series G Convertible Preferred Stock, at a price (the “Redemption Price”) equal to the greater of (x) $1,500 per share of such Series G Convertible Preferred Stock and (y) an amount equal to the product of the closing sale price of a share of Common Stock on the Principal Market on the Trading Day prior to the date of the Redemption Notice (as hereinafter defined) and the number of shares of Common Stock into which such shares of Series G Convertible Preferred Stock could be convened on the date of the Redemption Notice.

(b) Notice of Redemption. The Corporation shall provide each holder of record of the Series G Convertible Preferred Stock being redeemed with written notice of redemption (the “Redemption Notice”) not less than 30 days prior to any date stipulated by the Corporation for the redemption of the Series G Convertible Preferred Stock (the “Redemption Date”). The Redemption Notice shall contain (i) the Redemption Date, (ii) the number of shares of Series G Convertible Preferred Stock to be redeemed from the holder to whom the Redemption Notice is delivered, (iii) instructions for surrender to the Corporation of the certificate or certificates representing the shares of Series G Convertible Preferred Stock to be redeemed, and (iv) a procedure for the holder to specify the number of shares of Series G Convertible Preferred Stock to be converted into Common Stock pursuant to Paragraph 5.

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(c) Right to Convert Series G Convertible Preferred Stock upon Receipt of Redemption Notice. Upon receipt of the Redemption Notice, the recipient thereof shall have the option, at its sole election, to specify what portion of the Series G Convertible Preferred Stock called for redemption in the Redemption Notice shall be redeemed as provided in this Paragraph 7 or converted into Common Stock in the manner provided in Paragraph 5. If the holder of the Series G Convertible Preferred Stock called for redemption elects to convert any of such shares, then such conversion shall take place on the Conversion Date specified by the holder, but in no event after the Redemption Date, in accordance with the terms of Paragraph 5.

(d) Surrender of Certificates; Payment of Redemption Price. On or before the Redemption Date, each holder of the shares of Series G Convertible Preferred Stock to be redeemed shall surrender the required certificate or certificates representing such shares to the Corporation, in the manner and at the place designated in the Redemption Notice, and upon payment to the holder of the Redemption Price, each such surrendered certificate shall be canceled and retired. If payment of such redemption price is not made in full by the Redemption Date, the holder shall again have the right to convert the Series G Convertible Preferred Stock as provided in Paragraph 5 hereof and the Corporation’s right of redemption under this Paragraph 7 shall cease to exist from and after the Redemption Date. If a certificate is surrendered and all the shares evidenced thereby are not being redeemed, the Corporation shall issue new certificates to be registered in the names of the person(s) whose name(s) appear(s) as the owners on the respective surrendered certificates and deliver such certificate to such person(s).

8. Notices. In case at any time:

(a) the Corporation shall declare any dividend upon its Common Stock payable in cash or stock or make any other pro rata distribution to the holders of its Common Stock; or

(b) the Corporation shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or other rights; or

(c) there shall be any capital reorganization or reclassification of the capital stock of the Corporation, or a consolidation or merger of the Corporation with or into, or a sale of all or substantially all its assets to, another entity or entities; or

(d) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Corporation;

then; in any one or more of said cases, the Corporation shall give, by first class mail, postage prepaid, or by telex or facsimile or by recognized overnight delivery service to non-U.S. residents, addressed to each holder of any shares of Series G Convertible Preferred Stock at the address of such holder as shown on the books of the Corporation, (i) at least 10 days’ prior written notice of the date on which the books of the Corporation shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up and (ii) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, at least 10 days’ prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause (1) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto and (ii) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be.

9. Stock to be Reserved. The Corporation, upon the effective date of this Certificate of Designations, has a sufficient number of shares of Common Stock available to reserve for issuance upon the conversion of all outstanding shares of Series G Convertible Preferred Stock, The Corporation will at all times reserve and keep available out of its authorized Common Stock, solely for the purpose of issuance upon the conversion of Series G Convertible Preferred Stock as herein provided, such number of shares of Common Stock as shall then be issuable upon the conversion of all outstanding shares of Series G Convertible Preferred The Corporation covenants that all shares of Common Stock which shall be so issued shall be duly and validly issued, fully paid and non-assessable. The Corporation will take all such action as may be so taken without violation of any applicable law or regulation, or of any requirement of any national securities exchange upon which the Common Stock may be listed to have a sufficient number of authorized but unissued shares of Common Stock to issue upon conversion of the Series G Convertible Preferred Stock. The Corporation will not take any action which results in any adjustment of the conversion rights if the total number of shares of Common Stock issued and issuable after such action upon conversion of the Series G Convertible Preferred Stock would exceed the total number of shares of Common Stock then authorized by the Corporation’s Restated Certificate of Incorporation, as amended.

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10. No Reissuance of Series G Convertible Preferred Stock. Shares of Series G Convertible Preferred Stock which are convened into shares of Common Stock as provided herein shall not be reissued.

11. Issue Tax. The issuance of certificates for shares of Common Stock upon conversion of Series G Convertible Preferred Stock shall be made without charge to the holder for any United States issuance tax in respect thereof, provided that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the holder of the Series G Convertible Preferred Stock which is being converted.

12. Closing of Books. The Corporation will at no time close its transfer books against the transfer of any Series G Convertible Preferred Stock or of any shares of Common Stock issued or issuable upon the conversion of any shares of Series G Convertible Preferred Stock in any manner which interferes with the timely conversion of such Series G Convertible Preferred Stock, except as may otherwise be required to comply with applicable securities laws.

13. Definitions. As used in this Certificate of Designations, the term “Common Stock” shall mean and include the Corporation’s authorized Common Stock, $0.01 par value, as constituted on the date of filing of this Certificate of Designations authorizing the issuance of the Series G Convertible Preferred Stock, and shall also include any capital stock of any class of the Corporation thereafter authorized which shall neither be limited to a fixed sum or percentage of par value in respect of the rights of the holders thereof to participate in dividends nor entitled to a preference in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation; provided that the shares of Common Stock receivable upon conversion of shares of Series G Convertible Preferred Stock shall include only shares designated as Common Stock of the Corporation on the date of filing of this instrument, or in case of any reorganization, reclassification, or stock split of the outstanding shares thereof, the stock, securities or assets provided for in Subparagraph 5(f) and (g). Any capitalized terms used in this Certificate of Designations but not defined herein shall have the meanings set forth in that certain Preferred Stock Purchase Agreement among the Corporation and the other persons signatory thereto relating to the issuance and sale of the Series G Convertible Preferred Stock to the holders of the Series G Convertible Preferred Stock on the Original Issuance Date, a copy of which will be provided to any stockholder of the Corporation upon request to the Secretary of the Corporation, without charge.

14. Loss, Theft, Destruction of Preferred Stock. Upon receipt of evidence satisfactory to the Corporation of the loss, theft, destruction or mutilation of certificates representing shares of Series G Convertible Preferred Stock and, in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Corporation (which shall not include the posting of any bond), or, in the case of any such mutilation, upon surrender and cancellation of the Series G Convertible Preferred Stock certificate, the Corporation shall make, issue and deliver, in lieu of such lost, stolen, destroyed or mutilated certificates for Series G Convertible Preferred Stock, new certificates for Series G Convertible Preferred Stock of like tenor.

15. Who Deemed Absolute Owner. The Corporation may deem the person in whose name the Series G Convertible Preferred Stock shall be registered upon the registry books of the Corporation to be, and may treat it as, the absolute owner of the Series G Convertible Preferred Stock for the purpose of conversion of the Series G Convertible Preferred Stock and for all other purposes, and the Corporation shall not be affected by any notice to the contrary. All such payments and such conversion shall be valid and effectual to satisfy and discharge the liability upon the Series G Convertible Preferred Stock to the extent of the sum or sums so paid or the conversion so made.

16. Register. The Corporation shall keep at its principal office a register in which the Corporation shall provide for the registration of the Series G Convertible Preferred Stock. Upon any transfer of the Series G Convertible Preferred Stock in accordance with the provisions hereof; the Corporation shall register such transfer on the Series G Convertible Preferred Stock register.

17. Withholding. To the extent required by applicable law, the Corporation may withhold amounts for or on account of any taxes imposed or levied by or on behalf of any taxing authority in the United States having jurisdiction over the Corporation from any payments made pursuant to the Series G Convertible Preferred Stock.

18. Headings. The headings of the Sections of this Certificate of Designations are inserted for convenience only and do not constitute a part of this Certificate of Designations.

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IN WITNESS WHEREOF, Louis Kirchner, Chief Financial Officer of the Corporation, under penalties of perjury, does hereby declare and certify that this is the act and deed of the Corporation and the facts stated herein are true and accordingly has signed this Certificate of Designations as of this 22nd day of May, 2000.

INTEGRATED SURGICAL SYSTEMS, INC.

By:	/s/ Louis Kirchner
Louis Kirchner
Chief Financial Officer

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Exhibit B to Amended and Restated Certificate of Incorporation

THEMAVEN, INC.

CERTIFICATE OF DESIGNATION OF PREFERENCES,
RIGHTS AND LIMITATIONS
OF
SERIES H CONVERTIBLE PREFERRED STOCK

PURSUANT TO SECTION 151 OF THE
DELAWARE GENERAL CORPORATION LAW

The undersigned, Joshua Jacobs and Martin Heimbigner, do hereby certify that:

1.	They are the President and Secretary, respectively, of TheMaven, Inc., a Delaware corporation (the “Corporation”).

2.	The Corporation is authorized to issue 1,000,000 shares of preferred stock, 168 of which have been issued and are outstanding.

3.	The following resolutions were duly adopted by the board of directors of the Corporation (the “Board of Directors”):

WHEREAS, the certificate of incorporation of the Corporation provides for a class of its authorized stock known as preferred stock, consisting of 1,000,000 shares, $.01 par value per share, issuable from time to time in one or more series;

WHEREAS, the Board of Directors is authorized to fix the dividend rights, dividend rate, voting rights, conversion rights, rights and terms of redemption and liquidation preferences of any wholly unissued series of preferred stock and the number of shares constituting any series and the designation thereof, of any of them; and

WHEREAS, it is the desire of the Board of Directors, pursuant to its authority as aforesaid, to fix the rights, preferences, restrictions and other matters relating to a series of the preferred stock, which shall consist of 23,000 shares of Series H Convertible Preferred Stock, which the Corporation has the authority to issue, as follows:

NOW, THEREFORE, BE IT RESOLVED, that the Board of Directors does hereby provide for the issuance of a series of preferred stock for cash or exchange of other securities, rights or property and does hereby fix and determine the rights, preferences, restrictions and other matters relating to such series of preferred stock as follows:

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TERMS OF PREFERRED STOCK

Section 1. Definitions. For the purposes hereof, the following terms shall have the following meanings:

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 of the Securities Act.

“Alternate Consideration” shall have the meaning set forth in Section 7(e).

“Bankruptcy Event” means any of the following events: (a) the Corporation or any Significant Subsidiary (as such term is defined in Rule 1-02(w) of Regulation S-X) thereof commences a case or other proceeding under any bankruptcy, reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction relating to the Corporation or any Significant Subsidiary thereof, (b) there is commenced against the Corporation or any Significant Subsidiary thereof any such case or proceeding that is not dismissed within 60 days after commencement, (c) the Corporation or any Significant Subsidiary thereof is adjudicated insolvent or bankrupt or any order of relief or other order approving any such case or proceeding is entered, (d) the Corporation or any Significant Subsidiary thereof suffers any appointment of any custodian or the like for it or any substantial part of its property that is not discharged or stayed within 60 calendar days after such appointment, (e) the Corporation or any Significant Subsidiary thereof makes a general assignment for the benefit of creditors, (f) the Corporation or any Significant Subsidiary thereof calls a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts, or (g) the Corporation or any Significant Subsidiary thereof, by any act or failure to act, expressly indicates its consent to, approval of or acquiescence in any of the foregoing or takes any corporate or other action for the purpose of effecting any of the foregoing.

“Beneficial Ownership Limitation” shall have the meaning set forth in Section 6(e).

“Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Buy-In” shall have the meaning set forth in Section 6(d)(iv).

“Change of Control Transaction” means the occurrence after the date hereof of any of (a) an acquisition after the date hereof by an individual or legal entity or “group” (as described in Rule 13d-5(b)(1) promulgated under the Exchange Act) of effective control (whether through legal or beneficial ownership of capital stock of the Corporation, by contract or otherwise) of in excess of 50% of the voting securities of the Corporation (other than by means of conversion or exercise of Preferred Stock and the Securities issued together with the Preferred Stock), (b) the Corporation merges into or consolidates with any other Person, or any Person merges into or consolidates with the Corporation and, after giving effect to such transaction, the stockholders of the Corporation immediately prior to such transaction own less than 50% of the aggregate voting power of the Corporation or the successor entity of such transaction, (c) the Corporation sells or transfers all or substantially all of its assets to another Person and the stockholders of the Corporation immediately prior to such transaction own less than 50% of the aggregate voting power of the acquiring entity immediately after the transaction, (d) a replacement at one time or within a one year period of more than one-half of the members of the Board of Directors which is not approved by a majority of those individuals who are members of the Board of Directors on the Original Issue Date (or by those individuals who are serving as members of the Board of Directors on any date whose nomination to the Board of Directors was approved by a majority of the members of the Board of Directors who are members on the Original Issue Date); provided a change in the Board of Directors that is in connection with an uplisting to a national market or exchange will not be considered a Change of Control Transaction hereunder, or (e) the execution by the Corporation of an agreement to which the Corporation is a party or by which it is bound, providing for any of the events set forth in clauses (a) through (d) above.

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“Closing” means the closing of the purchase and sale of the Securities pursuant to Section 2.1 of the Purchase Agreement.

“Closing Date” means the Trading Day on which all of the Transaction Documents have been executed and delivered by the applicable parties thereto and all conditions precedent to (i) each Holder’s obligations to pay the Subscription Amount and (ii) the Corporation’s obligations to deliver the Securities have been satisfied or waived.

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” means the Corporation’s common stock, par value $0.01 per share, and stock of any other class of securities into which such securities may hereafter be reclassified or changed.

“Common Stock Equivalents” means any securities of the Corporation or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Conversion Amount” means the sum of the Stated Value at issue.

“Conversion Date” shall have the meaning set forth in Section 6(a).

“Conversion Price” shall have the meaning set forth in Section 6(b).

“Conversion Shares” means, collectively, the shares of Common Stock issuable upon conversion of the shares of Preferred Stock in accordance with the terms hereof.

“Effective Date” means the date that the Registration Statement filed by the Corporation pursuant to the Registration Rights Agreement is first declared effective by the Commission.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Exempt Issuance” means the issuance of (a) shares of Common Stock or options to employees, officers or directors of the Corporation pursuant to any stock or option plan duly adopted by a majority of the non-employee members of the Board of Directors of the Corporation or a majority of the members of a committee of non-employee directors established for such purpose, (b) securities upon the exercise or exchange of or conversion of any securities issued pursuant to the Purchase Agreement and/or other securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date of the Purchase Agreement, provided that such securities have not been amended since the date of the Purchase Agreement to increase the number of such securities or to decrease the exercise price, exchange price or conversion price of any such securities or to extend the term of such securities and (c) securities issued pursuant to acquisitions or strategic transactions approved by a majority of the disinterested directors of the Corporation, provided that such securities are issued as “restricted securities” (as defined in Rule 144) and carry no registration rights that require or permit the filing of any registration statement in connection therewith and provided that any such issuance shall only be to a Person (or to the equity holders of a Person) which is, itself or through its subsidiaries, an operating company or an owner of an asset in a business synergistic with the business of the Corporation and shall provide to the Corporation additional benefits in addition to the investment of funds, but shall not include a transaction in which the Corporation is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities.

“Fundamental Transaction” shall have the meaning set forth in Section 7(e).

“GAAP” means United States generally accepted accounting principles.

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“Holder” shall have the meaning given such term in Section 2.

“Indebtedness” means (a) any liabilities for borrowed money or amounts owed in excess of $50,000 (other than trade accounts payable incurred in the ordinary course of business), (b) all guaranties, endorsements and other contingent obligations in respect of indebtedness of others, whether or not the same are or should be reflected in the Corporation’s balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business, and (c) the present value of any lease payments in excess of $50,000 due under leases required to be capitalized in accordance with GAAP.

“Junior Securities” means the Common Stock and all other Common Stock Equivalents of the Corporation other than those securities which are explicitly senior or pari passu to the Preferred Stock in dividend rights or liquidation preference.

“Liens” means a lien, charge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

“Liquidation” shall have the meaning set forth in Section 5.

“New York Courts” shall have the meaning set forth in Section 11(d).

“Notice of Conversion” shall have the meaning set forth in Section 6(a).

“Original Issue Date” means the date of the first issuance of any shares of the Preferred Stock regardless of the number of transfers of any particular shares of Preferred Stock and regardless of the number of certificates which may be issued to evidence such Preferred Stock.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Preferred Stock” shall have the meaning set forth in Section 2.

“Purchase Agreement” means the Securities Purchase Agreement, dated as of the Original Issue Date, among the Corporation and the original Holders, as amended, modified or supplemented from time to time in accordance with its terms.

“Registration Rights Agreement” means the Registration Rights Agreement, dated as of the date of the Purchase Agreement, among the Corporation and the original Holders, in the form of Exhibit B attached to the Purchase Agreement.

“Registration Statement” means a registration statement meeting the requirements set forth in the Registration Rights Agreement and covering the resale of the Underlying Shares by each Holder as provided for in the Registration Rights Agreement.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Securities” means the Preferred Stock and the Underlying Shares.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Share Delivery Date” shall have the meaning set forth in Section 6(d).

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“Stated Value” shall have the meaning set forth in Section 2, as the same may be increased pursuant to Section 3.

“Subscription Amount” shall mean, as to each Holder, the aggregate amount to be paid for the Preferred Stock purchased pursuant to the Purchase Agreement as specified below such Holder’s name on the signature page of the Purchase Agreement and next to the heading “Subscription Amount,” in United States dollars and in immediately available funds.

“Subsidiary” means any subsidiary of the Corporation as set forth on Schedule 3.1(a) of the Purchase Agreement and shall, where applicable, also include any direct or indirect subsidiary of the Corporation formed or acquired after the date of the Purchase Agreement.

“Successor Entity” shall have the meaning set forth in Section 7(e).

“Trading Day” means a day on which the principal Trading Market is open for business.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange, OTCQB or OTCQX (or any successors to any of the foregoing).

“Transaction Documents” means this Certificate of Designation, the Purchase Agreement, the Registration Rights Agreement, all exhibits and schedules thereto and hereto and any other documents or agreements executed in connection with the transactions contemplated pursuant to the Purchase Agreement.

“Transfer Agent” means American Stock Transfer and Trust Company, the current transfer agent of the Company and any successor transfer agent of the Company.

“Underlying Shares” means the shares of Common Stock issued and issuable upon conversion of the Preferred Stock in accordance with the terms of this Certificate of Designation.

“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if OTCQB or OTCQX is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on OTCQB or OTCQX as applicable, (c) if the Common Stock is not then listed or quoted for trading on OTCQB or OTCQX and if prices for the Common Stock are then reported in the “Pink Sheets” published by OTC Markets, Inc. (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Purchasers of a majority in interest of the Securities then outstanding and reasonably acceptable to the Corporation, the fees and expenses of which shall be paid by the Corporation.

Section 2. Designation, Amount and Par Value. The series of preferred stock shall be designated as its Series H Convertible Preferred Stock (the “Preferred Stock”) and the number of shares so designated shall be 23,000 (which shall not be subject to increase without the written consent of a majority of the holders of the Preferred Stock (each, a “Holder” and collectively, the “Holders”)) then outstanding. Each share of Preferred Stock shall have a par value of $0.01 per share and a stated value equal to $1,000, subject to increase set forth in Section 3 below (the “Stated Value”).

Section 3. Dividends. Except for stock dividends or distributions for which adjustments are to be made pursuant to Section 7, Holders shall be entitled to receive, and the Corporation shall pay, dividends on shares of Preferred Stock equal (on an as-if-converted-to-Common-Stock basis) to and in the same form as dividends actually paid on shares of the Common Stock when, as and if such dividends are paid on shares of the Common Stock. No other dividends shall be paid on shares of Preferred Stock.

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Section 4. Voting Rights. The Preferred Stock shall vote on an as-if-converted-to-Common-Stock-basis, subject to the Beneficial Ownership Limitation set forth in Section 6(e). Additionally, as long as any shares of Preferred Stock are outstanding, the Corporation shall not, without the affirmative vote of the Holders of a majority of the then outstanding shares of the Preferred Stock, (a) alter or change adversely the powers, preferences or rights given to the Preferred Stock or alter or amend this Certificate of Designation, (b) authorize or create any class of stock ranking as to dividends, redemption or distribution of assets upon a Liquidation (as defined in Section 5) senior to, or otherwise pari passu with, the Preferred Stock, (c) amend its certificate of incorporation or other charter documents in any manner that adversely affects any rights of the Holders, (d) increase the number of authorized shares of Preferred Stock, or (e) enter into any agreement with respect to any of the foregoing.

Section 5. Liquidation. Upon any liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary (a “Liquidation”), Bankruptcy Event, Change of Control Transaction or Fundamental Transaction, the Holders shall be entitled to receive out of the assets, whether capital or surplus, of the Corporation an amount equal to the Stated Value for each share of Preferred Stock before any distribution or payment shall be made to the holders of any Junior Securities, and if the assets of the Corporation shall be insufficient to pay in full such amounts, then the entire assets to be distributed to the Holders shall be ratably distributed among the Holders in accordance with the respective amounts that would be payable on such shares if all amounts payable thereon were paid in full. Notwithstanding anything herein to the contrary, until such time as the Preferred Stock is paid in full hereunder, the Holder shall have the right to convert the Preferred Stock pursuant to the terms of this Certificate of Designation.

Section 6. Conversion.

a) Conversions at Option of Holder. Each share of Preferred Stock shall be convertible, at any time and from time to time from and after the Original Issue Date at the option of the Holder thereof, into that number of shares of Common Stock (subject to the limitations set forth in Section 6(e)) determined by dividing the Stated Value of such share of Preferred Stock by the Conversion Price. Holders shall effect conversions by providing the Corporation with the form of conversion notice attached hereto as Annex A (a “Notice of Conversion”). Each Notice of Conversion shall specify the number of shares of Preferred Stock to be converted, the number of shares of Preferred Stock owned prior to the conversion at issue, the number of shares of Preferred Stock owned subsequent to the conversion at issue and the date on which such conversion is to be effected, which date may not be prior to the date the applicable Holder delivers by facsimile such Notice of Conversion to the Corporation (such date, the “Conversion Date”). If no Conversion Date is specified in a Notice of Conversion, the Conversion Date shall be the date that such Notice of Conversion to the Corporation is deemed delivered hereunder. No ink-original Notice of Conversion shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Conversion form be required. The calculations and entries set forth in the Notice of Conversion shall control in the absence of manifest or mathematical error. To effect conversions of shares of Preferred Stock, a Holder shall not be required to surrender the certificate(s) representing the shares of Preferred Stock to the Corporation unless all of the shares of Preferred Stock represented thereby are so converted, in which case such Holder shall deliver the certificate representing such shares of Preferred Stock promptly following the Conversion Date at issue. Shares of Preferred Stock converted into Common Stock or redeemed in accordance with the terms hereof shall be canceled and shall not be reissued.

b) Mandatory Conversion. Notwithstanding anything to the contrary herein, each outstanding share of Preferred Stock shall convert automatically on the fifth anniversary of the Original Issue Date, through no further action on the part of the Corporation or the Holder, into that number of shares of Common Stock determined by dividing the Stated Value of such share of Preferred Stock by the Conversion Price. Shares of Preferred Stock converted into Common Stock or redeemed in accordance with the terms hereof shall be canceled and shall not be reissued.

c) Conversion Price. The conversion price for the Preferred Stock shall equal $0.33, subject to adjustment herein (the “Conversion Price”).

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d) Mechanics of Conversion.

i. Delivery of Conversion Shares Upon Conversion. Not later than the two (2) Trading Days after each Conversion Date (the “Share Delivery Date”), the Corporation shall deliver, or cause to be delivered, to the converting Holder the number of Conversion Shares being acquired upon the conversion of the Preferred Stock which, on or after the earlier of (i) the six month anniversary of the Original Issue Date or (ii) the Effective Date, shall be free of restrictive legends and trading restrictions (other than those which may then be required by the Purchase Agreement). On or after the earlier of (i) the six month anniversary of the Original Issue Date or (ii) the Effective Date, the Corporation shall deliver the Conversion Shares required to be delivered by the Corporation under this Section 6 electronically through the Depository Trust Company or another established clearing corporation performing similar functions. As used herein, “Standard Settlement Period” means the standard settlement period, expressed in a number of Trading Days, on the Corporation’s primary Trading Market with respect to the Common Stock as in effect on the date of delivery of the Notice of Conversion.

ii. Failure to Deliver Conversion Shares. If, in the case of any Notice of Conversion, such Conversion Shares are not delivered to or as directed by the applicable Holder by the Share Delivery Date, the Holder shall be entitled to elect by written notice to the Corporation at any time on or before its receipt of such Conversion Shares, to rescind such Conversion, in which event the Corporation shall promptly return to the Holder any original Preferred Stock certificate delivered to the Corporation and the Holder shall promptly return to the Corporation the Conversion Shares issued to such Holder pursuant to the rescinded Notice of Conversion.

iii. Obligation Absolute; Partial Liquidated Damages. The Corporation’s obligation to issue and deliver the Conversion Shares upon conversion of Preferred Stock in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by a Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by such Holder or any other Person of any obligation to the Corporation or any violation or alleged violation of law by such Holder or any other person, and irrespective of any other circumstance which might otherwise limit such obligation of the Corporation to such Holder in connection with the issuance of such Conversion Shares; provided, however, that such delivery shall not operate as a waiver by the Corporation of any such action that the Corporation may have against such Holder. In the event a Holder shall elect to convert any or all of the Stated Value of its Preferred Stock, the Corporation may not refuse conversion based on any claim that such Holder or any one associated or affiliated with such Holder has been engaged in any violation of law, agreement or for any other reason, unless an injunction from a court, on notice to Holder, restraining and/or enjoining conversion of all or part of the Preferred Stock of such Holder shall have been sought and obtained, and the Corporation posts a surety bond for the benefit of such Holder in the amount of 150% of the Stated Value of Preferred Stock which is subject to the injunction, which bond shall remain in effect until the completion of arbitration/litigation of the underlying dispute and the proceeds of which shall be payable to such Holder to the extent it obtains judgment. In the absence of such injunction, the Corporation shall issue Conversion Shares and, if applicable, cash, upon a properly noticed conversion. If the Corporation fails to deliver to a Holder such Conversion Shares pursuant to Section 6(d)(i) by the Share Delivery Date applicable to such conversion, the Corporation shall pay to such Holder, in cash, as liquidated damages and not as a penalty, for each $5,000 of Stated Value of Preferred Stock being converted, $50 per Trading Day (increasing to $100 per Trading Day on the third Trading Day and increasing to $200 per Trading Day on the sixth Trading Day after such damages begin to accrue) for each Trading Day after the Share Delivery Date until such Conversion Shares are delivered or Holder rescinds such conversion. Nothing herein shall limit a Holder’s right to pursue actual damages or declare a Triggering Event pursuant to Section 10 hereof for the Corporation’s failure to deliver Conversion Shares within the period specified herein and such Holder shall have the right to pursue all remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief. The exercise of any such rights shall not prohibit a Holder from seeking to enforce damages pursuant to any other Section hereof or under applicable law.

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iv. Compensation for Buy-In on Failure to Timely Deliver Conversion Shares Upon Conversion. In addition to any other rights available to the Holder, if the Corporation fails for any reason to deliver to a Holder the applicable Conversion Shares by the Share Delivery Date pursuant to Section 6(d)(i), and if after such Share Delivery Date such Holder is required by its brokerage firm to purchase (in an open market transaction or otherwise), or the Holder’s brokerage firm otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by such Holder of the Conversion Shares which such Holder was entitled to receive upon the conversion relating to such Share Delivery Date (a “Buy-In”), then the Corporation shall (A) pay in cash to such Holder (in addition to any other remedies available to or elected by such Holder) the amount, if any, by which (x) such Holder’s total purchase price (including any brokerage commissions) for the Common Stock so purchased exceeds (y) the product of (1) the aggregate number of shares of Common Stock that such Holder was entitled to receive from the conversion at issue multiplied by (2) the actual sale price at which the sell order giving rise to such purchase obligation was executed (including any brokerage commissions) and (B) at the option of such Holder, either reissue (if surrendered) the shares of Preferred Stock equal to the number of shares of Preferred Stock submitted for conversion (in which case, such conversion shall be deemed rescinded) or deliver to such Holder the number of shares of Common Stock that would have been issued if the Corporation had timely complied with its delivery requirements under Section 6(d)(i). For example, if a Holder purchases shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of shares of Preferred Stock with respect to which the actual sale price of the Conversion Shares (including any brokerage commissions) giving rise to such purchase obligation was a total of $10,000 under clause (A) of the immediately preceding sentence, the Corporation shall be required to pay such Holder $1,000. The Holder shall provide the Corporation written notice indicating the amounts payable to such Holder in respect of the Buy-In and, upon request of the Corporation, evidence of the amount of such loss. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Corporation’s failure to timely deliver the Conversion Shares upon conversion of the shares of Preferred Stock as required pursuant to the terms hereof.

v. Reservation of Shares Issuable Upon Conversion. The Corporation covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock for the sole purpose of issuance upon conversion of the Preferred Stock free from preemptive rights or any other actual contingent purchase rights of Persons other than the Holder (and the other holders of the Preferred Stock), not less than such aggregate number of shares of the Common Stock as shall (subject to the terms and conditions set forth in the Purchase Agreement) be issuable (taking into account the adjustments and restrictions of Section 7) upon the conversion of the then outstanding shares of Preferred Stock. The Corporation covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly authorized, validly issued, fully paid and nonassessable and, if the Registration Statement is then effective under the Securities Act, shall be registered for public resale in accordance with such Registration Statement (subject to such Holder’s compliance with its obligations under the Registration Rights Agreement).

vi. Fractional Shares. No fractional shares or scrip representing fractional shares shall be issued upon the conversion of the Preferred Stock. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such conversion, the Corporation shall at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Conversion Price or round up to the next whole share. Notwithstanding anything to the contrary contained herein, but consistent with the provisions of this subsection with respect to fractional Conversion Shares, nothing shall prevent any Holder from converting fractional shares of Preferred Stock.

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vii. Transfer Taxes and Expenses. The issuance of Conversion Shares on conversion of this Preferred Stock shall be made without charge to any Holder for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such Conversion Shares, provided that the Corporation shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such Conversion Shares upon conversion in a name other than that of the Holders of such shares of Preferred Stock and the Corporation shall not be required to issue or deliver such Conversion Shares unless or until the Person or Persons requesting the issuance thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid. The Corporation shall pay all Transfer Agent fees required for same-day processing of any Notice of Conversion and all fees to the Depository Trust Company (or another established clearing corporation performing similar functions) required for same-day electronic delivery of the Conversion Shares.

e) Beneficial Ownership Limitation. The Corporation shall not effect any conversion of the Preferred Stock, and a Holder shall not have the right to convert any portion of the Preferred Stock, to the extent that, after giving effect to the conversion set forth on the applicable Notice of Conversion, such Holder (together with such Holder’s Affiliates, and any Persons acting as a group together with such Holder or any of such Holder’s Affiliates (such Persons, “Attribution Parties”)) would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by such Holder and its Affiliates and Attribution Parties shall include the number of shares of Common Stock issuable upon conversion of the Preferred Stock with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which are issuable upon (i) conversion of the remaining, unconverted Stated Value of Preferred Stock beneficially owned by such Holder or any of its Affiliates or Attribution Parties and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Corporation subject to a limitation on conversion or exercise analogous to the limitation contained herein (including, without limitation, the Preferred Stock) beneficially owned by such Holder or any of its Affiliates or Attribution Parties. Except as set forth in the preceding sentence, for purposes of this Section 6(e), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. To the extent that the limitation contained in this Section 6(e) applies, the determination of whether the Preferred Stock is convertible (in relation to other securities owned by such Holder together with any Affiliates and Attribution Parties) and of how many shares of Preferred Stock are convertible shall be in the sole discretion of such Holder, and the submission of a Notice of Conversion shall be deemed to be such Holder’s determination of whether the shares of Preferred Stock may be converted (in relation to other securities owned by such Holder together with any Affiliates and Attribution Parties) and how many shares of the Preferred Stock are convertible, in each case subject to the Beneficial Ownership Limitation. To ensure compliance with this restriction, each Holder will be deemed to represent to the Corporation each time it delivers a Notice of Conversion that such Notice of Conversion has not violated the restrictions set forth in this paragraph and the Corporation shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 6(e), in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as stated in the most recent of the following: (i) the Corporation’s most recent periodic or annual report filed with the Commission, as the case may be, (ii) a more recent public announcement by the Corporation or (iii) a more recent written notice by the Corporation or the Transfer Agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of a Holder, the Corporation shall within one Trading Day confirm orally and in writing to such Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Corporation, including the Preferred Stock, by such Holder or its Affiliates or Attribution Parties since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be 4.99% (or, upon election by a Holder prior to the issuance of any shares of Preferred Stock, 9.99%) of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon conversion of Preferred Stock held by the applicable Holder. A Holder, upon notice to the Corporation, may increase or decrease the Beneficial Ownership Limitation provisions of this Section 6(e) applicable to its Preferred Stock provided that the Beneficial Ownership Limitation in no event exceeds 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon conversion of this Preferred Stock held by the Holder and the provisions of this Section 6(e) shall continue to apply. Any such increase in the Beneficial Ownership Limitation will not be effective until the 61’ day after such notice is delivered to the Corporation and shall only apply to such Holder and no other Holder. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 6(e) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation contained herein or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of Preferred Stock.

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Section 7. Certain Adjustments.

a) Stock Dividends and Stock Splits. If the Corporation, at any time while this Preferred Stock is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions payable in shares of Common Stock on shares of Common Stock or any other Common Stock Equivalents (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Corporation upon conversion of, or payment of a dividend on, this Preferred Stock), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of a reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (iv) issues, in the event of a reclassification of shares of the Common Stock, any shares of capital stock of the Corporation, then the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding any treasury shares of the Corporation) outstanding immediately before such event, and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to this Section 7(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

b) Subsequent Equity Sales. If, at any time while this Preferred Stock is outstanding and prior to the 9-month anniversary of the Closing Date, the Corporation or any Subsidiary, as applicable sells or grants any option to purchase or sells or grants any right to reprice, or otherwise disposes of or issues (or announces any sale, grant or any option to purchase or other disposition), any Common Stock or Common Stock Equivalents with net proceeds in excess of, in the aggregate, $1 million, entitling any Person to acquire shares of Common Stock at an effective price per share that is lower than the then Conversion Price (such lower price, the “Base Conversion Price” and such issuances, collectively, a “Dilutive Issuance”) (if the holder of the Common Stock or Common Stock Equivalents so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights per share which are issued in connection with such issuance, be entitled to receive shares of Common Stock at an effective price per share that is lower than the Conversion Price, such issuance shall be deemed to have occurred for less than the Conversion Price on such date of the Dilutive Issuance), then the Conversion Price shall be reduced to equal the Base Conversion Price. Such adjustment shall be made whenever such Common Stock or Common Stock Equivalents are issued. Notwithstanding the foregoing, no adjustment will be made under this Section 7(b) in respect of an Exempt Issuance. The Corporation shall notify the Holders in writing, no later than the Trading Day following the issuance of any Common Stock or Common Stock Equivalents subject to this Section 7(b), indicating therein the applicable issuance price, or applicable reset price, exchange price, conversion price and other pricing terms (such notice, the “Dilutive Issuance Notice”). For purposes of clarification, whether or not the Corporation provides a Dilutive Issuance Notice pursuant to this Section 7(b), upon the occurrence of any Dilutive Issuance, the Holders are entitled to receive a number of Conversion Shares based upon the Base Conversion Price on or after the date of such Dilutive Issuance, regardless of whether a Holder accurately refers to the Base Conversion Price in the Notice of Conversion.

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c) Subsequent Rights Offerings. In addition to any adjustments pursuant to Section 7(a) above, if at any time the Corporation grants, issues or sells any Common Stock Equivalents or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Common Stock (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete conversion of such Holder’s Preferred Stock (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights (provided, however, that, to the extent that the Holder’s right to participate in any such Purchase Right would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Purchase Right to such extent (or beneficial ownership of such shares of Common Stock as a result of such Purchase Right to such extent) and such Purchase Right to such extent shall be held in abeyance for the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).

d) Pro Rata Distributions. Other than as provided in Section 7(a), during such time as this Preferred Stock is outstanding, if the Corporation declares or makes any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a “Distribution”), at any time after the issuance of this Preferred Stock, then, in each such case, the Holder shall be entitled to participate in such Distribution to the same extent that the Holder would have participated therein if the Holder had held the number of shares of Common Stock acquirable upon complete conversion of this Preferred Stock (without regard to any limitations on conversion hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date of which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the participation in such Distribution (provided, however, to the extent that the Holder’s right to participate in any such Distribution would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Distribution to such extent (or in the beneficial ownership of any shares of Common Stock as a result of such Distribution to such extent) and the portion of such Distribution shall be held in abeyance for the benefit of the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).

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e) Fundamental Transaction. If, at any time while this Preferred Stock is outstanding, (i) the Corporation, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Corporation with or into another Person, (ii) the Corporation, directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Corporation or another Person) is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of 50% or more of the outstanding Common Stock, (iv) the Corporation, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property, or (v) the Corporation, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person whereby such other Person acquires more than 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination) (each a “Fundamental Transaction”), then, upon any subsequent conversion of this Preferred Stock, the Holder shall have the right to receive, for each Conversion Share that would have been issuable upon such conversion immediately prior to the occurrence of such Fundamental Transaction (without regard to any limitation in Section 6(e) on the conversion of this Preferred Stock), the number of shares of Common Stock of the successor or acquiring corporation or of the Corporation, if it is the surviving corporation, and any additional consideration (the “Alternate Consideration”) receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which this Preferred Stock is convertible immediately prior to such Fundamental Transaction (without regard to any limitation in Section 6(e) on the conversion of this Preferred Stock). For purposes of any such conversion, the determination of the Conversion Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Corporation shall apportion the Conversion Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any conversion of this Preferred Stock following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Corporation or surviving entity in such Fundamental Transaction shall file a new Certificate of Designation with the same terms and conditions and issue to the Holders new preferred stock consistent with the foregoing provisions and evidencing the Holders’ right to convert such preferred stock into Alternate Consideration. The Corporation shall cause any successor entity in a Fundamental Transaction in which the Corporation is not the survivor (the “Successor Entity”) to assume in writing all of the obligations of the Corporation under this Certificate of Designation and the other Transaction Documents (as defined in the Purchase Agreement) in accordance with the provisions of this Section 7(e) pursuant to written agreements in form and substance reasonably satisfactory to the Holder and approved by the Holder (without unreasonable delay) prior to such Fundamental Transaction and shall, at the option of the holder of this Preferred Stock, deliver to the Holder in exchange for this Preferred Stock a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Preferred Stock which is convertible for a corresponding number of shares of capital stock of such Successor Entity (or its parent entity) equivalent to the shares of Common Stock acquirable and receivable upon conversion of this Preferred Stock (without regard to any limitations on the conversion of this Preferred Stock) prior to such Fundamental Transaction, and with a conversion price which applies the conversion price hereunder to such shares of capital stock (but taking into account the relative value of the shares of Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such number of shares of capital stock and such conversion price being for the purpose of protecting the economic value of this Preferred Stock immediately prior to the consummation of such Fundamental Transaction), and which is reasonably satisfactory in form and substance to the Holder. Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Certificate of Designation and the other Transaction Documents referring to the “Corporation” shall refer instead to the Successor Entity), and may exercise every right and power of the Corporation and shall assume all of the obligations of the Corporation under this Certificate of Designation and the other Transaction Documents with the same effect as if such Successor Entity had been named as the Corporation herein.

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f) Calculations. All calculations under this Section 7 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 7, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding any treasury shares of the Corporation) issued and outstanding.

g) Notice to the Holders.

i. Adjustment to Conversion Price. Whenever the Conversion Price is adjusted pursuant to any provision of this Section 7, the Corporation shall promptly deliver to each Holder by facsimile or email a notice setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

ii. Notice to Allow Conversion by Holder. If (A) the Corporation shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Corporation shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Corporation shall authorize the granting to all holders of the Common Stock of rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Corporation shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Corporation is a party, any sale or transfer of all or substantially all of the assets of the Corporation, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property or (E) the Corporation shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Corporation, then, in each case, the Corporation shall cause to be filed at each office or agency maintained for the purpose of conversion of this Preferred Stock, and shall cause to be delivered by facsimile or email to each Holder at its last facsimile number or email address as it shall appear upon the stock books of the Corporation, at least twenty (20) calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange, provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice. To the extent that any notice provided hereunder constitutes, or contains, material, non-public information regarding the Corporation or any of the Subsidiaries, the Corporation shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K. The Holder shall remain entitled to convert the Conversion Amount of this Preferred Stock (or any part hereof) during the 20-day period commencing on the date of such notice through the effective date of the event triggering such notice except as may otherwise be expressly set forth herein.

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Section 8. [RESERVED]

Section 9. [RESERVED]

Section 10. [RESERVED]

Section 11. Miscellaneous.

a) Notices. Any and all notices or other communications or deliveries to be provided by the Holders hereunder including, without limitation, any Notice of Conversion, shall be in writing and delivered personally, by facsimile or e-mail attachment, or sent by a nationally recognized overnight courier service, addressed to the Corporation, at the address set forth above Attention: General Counsel, e-mail address rscott@maven.io, or such other facsimile number, e-mail address or address as the Corporation may specify for such purposes by notice to the Holders delivered in accordance with this Section 11. Any and all notices or other communications or deliveries to be provided by the Corporation hereunder shall be in writing and delivered personally, by facsimile or e-mail attachment, or sent by a nationally recognized overnight courier service addressed to each Holder at the facsimile number, e-mail address or address of such Holder appearing on the books of the Corporation, or if no such facsimile number, e-mail address or address appears on the books of the Corporation, at the principal place of business of such Holder, as set forth in the Purchase Agreement. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number or e-mail attachment at the e-mail address set forth in this Section prior to 5:30 p.m. (New York City time) on any date, (ii) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number or e-mail attachment at the e-mail address set forth in this Section on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (iii) the second Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.

b) Absolute Obligation. Except as expressly provided herein, no provision of this Certificate of Designation shall alter or impair the obligation of the Corporation, which is absolute and unconditional, to pay liquidated damages, on the shares of Preferred Stock at the time, place, and rate, and in the coin or currency, herein prescribed.

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c) Lost or Mutilated Preferred Stock Certificate. If a Holder’s Preferred Stock certificate shall be mutilated, lost, stolen or destroyed, the Corporation shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated certificate, or in lieu of or in substitution for a lost, stolen or destroyed certificate, a new certificate for the shares of Preferred Stock so mutilated, lost, stolen or destroyed, but only upon receipt of evidence of such loss, theft or destruction of such certificate, and of the ownership hereof reasonably satisfactory to the Corporation.

d) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Certificate of Designation shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware, without regard to the principles of conflict of laws thereof. All legal proceedings concerning the interpretation, enforcement and defense of the transactions contemplated by any of the Transaction Documents (whether brought against a party hereto or its respective Affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the state and federal courts sifting in the City of New York, Borough of Manhattan (the “New York Courts”). The Corporation and each Holder hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such New York Courts, or such New York Courts are improper or inconvenient venue for such proceeding. The Corporation and each Holder hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Certificate of Designation and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by applicable law. The Corporation and each Holder hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Certificate of Designation or the transactions contemplated hereby. If the Corporation or any Holder shall commence an action or proceeding to enforce any provisions of this Certificate of Designation, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys’ fees and other costs and expenses incurred in the investigation, preparation and prosecution of such action or proceeding.

e) Waiver. Any waiver by the Corporation or a Holder of a breach of any provision of this Certificate of Designation shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Certificate of Designation or a waiver by any other Holders. The failure of the Corporation or a Holder to insist upon strict adherence to any term of this Certificate of Designation on one or more occasions shall not be considered a waiver or deprive that party (or any other Holder) of the right thereafter to insist upon strict adherence to that term or any other term of this Certificate of Designation on any other occasion. Any waiver by the Corporation or a Holder must be in writing.

f) Severability. If any provision of this Certificate of Designation is invalid, illegal or unenforceable, the balance of this Certificate of Designation shall remain in effect, and if any provision is inapplicable to any Person or circumstance, it shall nevertheless remain applicable to all other Persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder violates the applicable law governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum rate of interest permitted under applicable law.

g) Next Business Day. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

h) Headings. The headings contained herein are for convenience only, do not constitute a part of this Certificate of Designation and shall not be deemed to limit or affect any of the provisions hereof.

i) Status of Converted or Redeemed Preferred Stock. Shares of Preferred Stock may only be issued pursuant to the Purchase Agreement. If any shares of Preferred Stock shall be converted, redeemed or reacquired by the Corporation, such shares shall resume the status of authorized but unissued shares of preferred stock and shall no longer be designated as Series H Convertible Preferred Stock.

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RESOLVED, FURTHER, that the Chairman, the president or any vice-president, and the secretary or any assistant secretary, of the Corporation be and they hereby are authorized and directed to prepare and file this Certificate of Designation of Preferences, Rights and Limitations in accordance with the foregoing resolution and the provisions of Delaware law.

IN WITNESS WHEREOF, the undersigned have executed this Certificate this 8th day of August 2018.

/s/ Joshua Jacobs		/s/ Martin Heimbigner
Name:	Joshua Jacobs	Name:	Martin Heimbigner
Title:	President	Title:	Secretary

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ANNEX A

NOTICE OF CONVERSION

(TO BE EXECUTED BY THE REGISTERED HOLDER IN ORDER TO CONVERT SHARES OF PREFERRED STOCK)

The undersigned hereby elects to convert the number of shares of Series H Convertible Preferred Stock indicated below into shares of common stock, par value $0.01 per share (the “Common Stock”), of TheMaven, Inc., a Delaware corporation (the “Corporation”), according to the conditions hereof, as of the date written below. If shares of Common Stock are to be issued in the name of a Person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as may be required by the Corporation in accordance with the Purchase Agreement. No fee will be charged to the Holders for any conversion, except for any such transfer taxes.

Conversion calculations:

Date to Effect Conversion: ____________________________________________________

Number of shares of Preferred Stock owned prior to Conversion: ______________________

Number of shares of Preferred Stock to be Converted: ______________________________

Stated Value of shares of Preferred Stock to be Converted: __________________________

Number of shares of Common Stock to be Issued: _________________________________

Applicable Conversion Price: _________________________________________________

Number of shares of Preferred Stock subsequent to Conversion: ______________________

Address for Delivery: ________________________________________________________

or
DWAC Instructions:
Broker no:_______
Account no:_________

[HOLDER]

By:
Name:
Title:

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Exhibit C to Amended and Restated Certificate of Incorporation

CERTIFICATE OF DESIGNATIONS

OF

SERIES L JUNIOR PARTICIPATING PREFERRED STOCK

OF

THEMAVEN, Inc.

(Pursuant to Section 151 of the Delaware General Corporation Law)

In accordance with Section 151 of the Delaware General Corporation Law, the undersigned corporation, hereby certifies that the following resolution was adopted by the Special Finance & Governance Committee (the “Special Committee”) of the Board of Directors (the “Board”) of TheMaven, Inc., a Delaware corporation (the “Corporation”) at a meeting of the Special Committee duly called and held on May 2, 2021:

RESOLVED, that pursuant to the authority granted to and vested in the Special Committee in accordance with the provisions of the Amended and Restated Certificate of Incorporation, the Special Committee hereby creates a series of Preferred Stock, par value $0.01 per share, of the Corporation (the “Preferred Stock”), and hereby states the designation and number of shares, and fixes the relative rights, preferences, and limitations thereof as follows:

Series L Junior Participating Preferred Stock:

(1) Designation and Amount. The shares of such series shall be designated as “Series L Junior Participating Preferred Stock” (the “Series L Preferred Stock”) and the number of shares constituting the Series L Preferred Stock shall be 600,000. Such number of shares may be increased or decreased by resolution of the Board; provided, that no decrease shall reduce the number of shares of Series L Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation convertible into Series L Preferred Stock.

(2) Dividends and Distributions.

(a) Subject to the rights of the holders of any shares of any series of Preferred Stock (or any similar stock) ranking prior and superior to the Series L Preferred Stock with respect to dividends, the holders of shares of Series L Preferred Stock, in preference to the holders of common stock, par value $0.01 per share (the “Common Stock”), of the Corporation, and of any other junior stock, shall be entitled to receive, when, as and if declared by the Board out of funds legally available for the purpose, quarterly dividends payable in cash on the first day of March, June, September and December in each year (each such date being referred to herein as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series L Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (1) $1.00 or (2) subject to the provision for adjustment hereinafter set forth, 1,000 times the aggregate per share amount of all-cash dividends, and 1,000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions, other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series L Preferred Stock. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount to which holders of shares of Series L Preferred Stock were entitled immediately prior to such event under clause (2) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

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(b) The Corporation shall declare a dividend or distribution on the Series L Preferred Stock as provided in paragraph (a) of this subsection immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided, that in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $1.00 per share on the Series L Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

(c) Dividends shall begin to accrue and be cumulative on outstanding shares of Series L Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series L Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series L Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board may fix a record date for the determination of holders of shares of Series L Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than sixty (60) days prior to the date fixed for the payment thereof.

(4) Voting Rights. The holders of shares of Series L Preferred Stock shall have the following voting rights:

(a) Subject to the provision for adjustment hereinafter set forth, each share of Series L Preferred Stock shall entitle the holder thereof to 1,000 votes on all matters submitted to a vote of the stockholders of the Corporation. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the number of votes per share to which holders of shares of Series L Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(b) Except as otherwise provided herein, in any other certificate of designations creating a series of Preferred Stock or any similar stock, or by law, the holders of shares of Series L Preferred Stock and the holders of shares of Common Stock and any other capital stock of the Corporation having general voting rights shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

(c) Except as set forth herein, or as otherwise provided by law, holders of Series L Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

(5) Certain Restrictions.

(a) Whenever quarterly dividends or other dividends or distributions payable on the Series L Preferred Stock as provided in Section (2) are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series L Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

(1) declare or pay dividends, or make any other distributions, on any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series L Preferred Stock;

(2) declare or pay dividends, or make any other distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series L Preferred Stock, except dividends paid ratably on the Series L Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

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(3) redeem or purchase or otherwise acquire for consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series L Preferred Stock other than (A) such redemptions or purchases that may be deemed to occur upon the exercise of stock options, warrants or similar rights or grant, vesting or lapse of restrictions on the grant of any other performance shares, restricted stock, restricted stock units or other equity awards to the extent that such shares represent all or a portion of (x) the exercise or purchase price of such options, warrants or similar rights or other equity awards and (y) the amount of withholding taxes owed by the recipient of such award in respect of such grant, exercise, vesting or lapse of restrictions; (B) the repurchase, redemption, or other acquisition or retirement for value of any such shares from employees, former employees, directors, former directors, consultants or former consultants of the Corporation or their respective estate, spouse, former spouse or family member, pursuant to the terms of the agreements pursuant to which such shares were acquired, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series L Preferred Stock; or

(4) redeem or purchase or otherwise acquire for consideration any shares of Series L Preferred Stock, or any shares of stock ranking on a parity with the Series L Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board) to all holders of such shares upon such terms as the Board, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith shall result in fair and equitable treatment among the respective series or classes.

(b) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (a) of this Section (4), purchase or otherwise acquire such shares at such time and in such manner.

(5) Reacquired Shares. Any shares of Series L Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock subject to the conditions and restrictions on issuance set forth herein, in the Certificate of Incorporation, or in any other certificate of designations creating a series of Preferred Stock or any similar stock or as otherwise required by law.

(6) Liquidation, Dissolution or Winding Up. Upon any liquidation, dissolution or winding up of the Corporation, voluntary or otherwise, no distribution shall be made (1) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series L Preferred Stock unless, prior thereto, the holders of shares of Series L Preferred Stock shall have received the greater of (A) $1,000 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, and (B) an amount, subject to the provision for adjustment hereinafter set forth, equal to 1,000 times the aggregate amount to be distributed per share to holders of shares of Common Stock, or (2) to the holders of shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series L Preferred Stock, except distributions made ratably on the Series L Preferred Stock and all such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the aggregate amount to which holders of shares of Series L Preferred Stock were entitled immediately prior to such event under the proviso in clause (1) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

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(7) Consolidation, Merger, Etc. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Series L Preferred Stock shall at the same time be similarly exchanged or changed into an amount per share, subject to the provision for adjustment hereinafter set forth, equal to 1,000 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series L Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(8) No Redemption. The shares of Series L Preferred Stock shall not be redeemable.

(9) Rank. The Series L Preferred Stock shall rank, with respect to the payment of dividends and the distribution of assets, junior to all series of any other class of the Corporation’s Preferred Stock, and shall rank senior to the Common Stock as to such matters.

(10) Amendment. The Amended and Restated Certificate of Incorporation of the Corporation shall not be amended in any manner which would materially alter or change the powers, preferences or special rights of the Series L Preferred Stock so as to affect them adversely without the affirmative vote of the holders of at least two-thirds of the outstanding shares of Series L Preferred Stock, voting together as a single class.

(11) Fractional Shares. The Series L Preferred Stock may be issued in fractions of a share, which fractions shall entitle the holder, in proportion to such holder’s fractional shares, to exercise voting rights, receive dividends, participate in distributions, and to have the benefit of all other rights of holders of Series L Preferred Stock.

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IN WITNESS WHEREOF, TheMaven, Inc. has caused this Certificate to be executed by its duly authorized officer this 4th day of May, 2021.

THEMAVEN, Inc.

By:	/s/ Doug Smith
Name:	Doug Smith
Title:	Chief Financial Officer

[Signature Page to Certificate of Designations]

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EXHIBIT C TO THE PROXY STATEMENT

10. Meeting of stockholders may be held within or without the State of Delaware, as the Bylaws may provide. The books of the Corporation may be kept (subject to any provisions contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of the Corporation. Subject to the rights of the holders of any series of Preferred Stock, any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly constituted annual or special meeting of the stockholders of the Corporation, and the taking of any action by written consent of the stockholders of the Corporation is specifically denied.

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EXHIBIT D TO THE PROXY STATEMENT

13. ~~The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Restated Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.~~

The Corporation reserves the right to amend or repeal any provision contained in this Restated Certificate, in any manner now or hereafter prescribed by the DGCL and this Restated Certificate, and all rights and powers of any kind conferred upon a stockholder of the Corporation by the Restated Certificate or any amendment thereof are subject to this reservation. Whenever any vote of the holders of capital stock of the Corporation is required to amend or repeal any provision of this Restated Certificate, and in addition to any other vote of holders of capital stock that is required by this Restated Certificate or by law, such amendment or repeal shall require the affirmative vote of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of the outstanding shares entitled to vote on such amendment or repeal, and the affirmative vote of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of the outstanding shares of each class entitled to vote thereon as a class, at a duly constituted meeting of stockholders called expressly for such purpose; provided, however, that if the Board of Directors recommends that stockholders approve such amendment or repeal at such meeting of stockholders, such amendment or repeal shall only require the affirmative vote of the majority of the voting power of the outstanding shares of capital stock entitled to vote on such amendment or repeal, and the affirmative vote of the majority of the voting power of the outstanding shares of each class entitled to vote thereon as a class, at a duly constituted meeting of stockholders called expressly for such purpose.

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EXHIBIT E TO THE PROXY STATEMENT

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

THEMAVEN, INC.

(Pursuant to Sections 242 and 245 of the General Corporation Law of the State of Delaware)

theMaven, Inc., a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware,

DOES HEREBY CERTIFY:

1.	The name of this corporation is theMaven, Inc., and this corporation was initially incorporated pursuant to a Certificate of Incorporation filed with the Secretary of State of the State of Delaware on October 1, 1990, and amended and restated thereafter (the “Original Certificate”).

2.	That, pursuant to Sections 141(f), 242, and 245 of the General Corporation Law of the State of Delaware, the Board of Directors of the Corporation and the stockholders have duly adopted resolutions approving the amendment and restatement of the Original Certificate in its entirety as follows:

“ARTICLE I

NAME

The name of the Corporation is theMaven, Inc. (the “Corporation”).

ARTICLE II

REGISTERED AGENT

The address of the registered office of the Corporation in the State of Delaware is 251 Little Falls Drive, Wilmington, DE, County of New Castle, 19808. The name of the registered agent of the Corporation at such address is Corporation Service Company.

ARTICLE III

PURPOSE

The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of the State of Delaware (the “DGCL”).

ARTICLE IV

CAPITAL STOCK

The total number of shares of capital stock that the Corporation shall have authority to issue is 1,001,000,000, of which 1,000,000,000 shares shall be common stock having a par value of $0.01 per share (the “Common Stock”), and 1,000,000 shares shall be preferred stock having a par value of $0.01 per share (the “Preferred Stock”). The Preferred Stock authorized by this Amended and Restated Certificate of Incorporation has previously been designated into series as provided herein: 1,800 shares of Preferred Stock have been designated as “Series G Convertible Preferred Stock,” 23,000 shares of Preferred Stock have been designated as “Series H Convertible Preferred Stock,” and 600,000 shares of Preferred Stock have been designated as “Series L Junior Participating Preferred Stock”.

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A. COMMON STOCK. Except as otherwise required by law, as provided in this Amended and Restated Certificate of Incorporation, or as otherwise provided in the resolution or resolutions, if any, adopted by the board of directors of the Corporation (the “Board of Directors”) with respect to any series of the Preferred Stock, the holders of the Common Stock shall exclusively possess all voting power. Each holder of shares of Common Stock shall be entitled to one vote for each share held by such holder.

At the election of directors of the Corporation, each holder of stock or of any class or classes or of a series or series thereof shall be entitled to as many votes as shall equal the number of votes which (except for such provision as to cumulative voting) he would be entitled to cast for the election of directors with respect to his shares of stock multiplied by the number of directors to be elected by him, and he may cast all of such votes for a single director or may distribute them among the number to be voted for, or for any two or more of them as he may see fit.

Subject to the rights of holders of any series of outstanding Preferred Stock, holders of shares of Common Stock shall have equal rights of participation in the dividends and other distributions in cash, stock, or property of the Corporation when, as and if declared thereon by the Board of Directors from time to time out of assets or funds of the Corporation legally available therefor and shall have equal rights to receive the assets and funds of the Corporation available for distribution to stockholders in the event of any liquidation, dissolution, or winding up of the affairs of the Corporation, whether voluntary or involuntary.

B. PREFERRED STOCK.

(1) Authority to Issue in Series. The Board of Directors is authorized, subject to limitations prescribed by the DGCL, to provide for the issuance of the Preferred Shares in series, and by filing a certificate pursuant to the DGCL, to establish from time to time the number of shares to be included in such series, and to fix the designations, powers, preferences and relative, participating or other special rights of the shares of each such series, and the qualifications, limitations or restrictions thereof.

(2) Terms. The authority of the Board of Directors with respect to each series of Preferred Stock shall include, but not be limited to, determination of the following:

(a) The number of shares constituting that series and the distinctive designation of that series and the stated value thereof, if any, if different from the par value thereof;

(b) The dividends, if any, payable on the shares of that series, whether dividends shall be cumulative, and, if so, from which date or dates, and the preference, if any, or relation which such dividends shall bear to the dividends payable on any shares of stock of any other class or any other series of any class;

(c) Whether that series shall have voting rights or power, in addition to the voting rights provided by law, and, if so, the terms of such voting rights;

(d) Whether or not that series shall have conversion or exchange privileges, and, if so, the terms and conditions of such conversion, including provision for adjustment of the conversion rate in such events as the Board of Directors shall determine;

(e) Whether or not the shares of that series shall be redeemable, and, if so, the terms and conditions of such redemption, including the date upon or date after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

(f) Whether that series shall have a sinking fund for the redemption or purchase of shares of that series, and, if so, the terms and amount of such sinking fund;

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(g) The rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution, distribution of assets or winding up of the Corporation, and the relative rights of priority, if any, of payment of the shares of that series;

(h) The limitations and restrictions, if any, to be effective while any shares of such series are outstanding upon the payment of dividends or the making of other distributions on, and upon the purchase, redemption or other acquisition by the Corporation of, the Common Stock or shares of stock of any other class or any other series of this class;

(i) The conditions or restrictions, if any, upon the creation of indebtedness of the Corporation or upon the issue of any additional stock, including additional shares of such series or of any other series of this class or of any other class of capital stock; and

(j) Any other voting powers, designations, preferences, and relative, participating optional or other special rights, or qualifications, limitations or restrictions thereof, of the shares of such series; in each case, to the full extent now or hereafter permitted by the DGCL.

(3) Specific Designations. Pursuant to the authority conferred by this Article IV, the following series of Preferred Stock have been designated, each series consisting of such number of shares, with such voting powers and with such designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof as are stated and expressed in the exhibit with respect to such series attached hereto as specified below and incorporated herein by reference:

Exhibit A	Series G Preferred Stock
Exhibit B	Series H Preferred Stock
Exhibit C	Series L Junior Participating Preferred Stock

ARTICLE V

DIRECTORS

A. NUMBER OF DIRECTORS. The business and affairs of the Corporation shall be managed by, or under the direction of, the Board of Directors. Subject to any rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, the number of directors of the Corporation which shall constituted the entire Board of Directors shall consist of not less than three and not more than fifteen as fixed from time to time in accordance with the Bylaws of the Corporation (the “Bylaws”).

B. NEWLY CREATED DIRECTORSHIPS AND VACANCIES. Except as otherwise required by law and subject to any rights of the holders of any series of Preferred Stock to elect directors under specific circumstances, any newly created directorships resulting from an increase in the authorized number of directors and any vacancies occurring in the Board of Directors (whether by death, resignation, retirement, disqualification, removal from office or otherwise), shall be filled solely by the affirmative votes of a majority of the remaining members of the Board of Directors, although less than a quorum, or by a sole remaining director, and not by the stockholders. A director elected to fill a vacancy, or a newly created directorship shall hold office until the earlier of the expiration of the term of office of the director whom he or she has replaced, a successor is duly elected and qualified, or the earlier of such director’s death, disability, resignation, or removal.

ARTICLE VI

LIMITATION OF LIABILITY; INDEMNIFICATION

A. LIMITATION OF LIABILITY. To the fullest extent permitted by the DGCL as it presently exists or may hereafter be amended, a director of the Corporation shall not be personally liable to the Corporation or to its stockholders for monetary damages for any breach of fiduciary duty as a director. No amendment to, modification of, or repeal of this paragraph shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment.

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B. INDEMNIFICATION. The Corporation shall indemnify to the fullest extent permitted by law as it presently exists or may hereafter be amended any person made or threatened to be made a party to an action or proceeding, whether criminal, civil, administrative, or investigative, by reason of the fact that he, his testator, or intestate is or was a director or officer of the Corporation or any predecessor of the Corporation, or serves or served at any other enterprise as a director, officer, employee, or agent at the request of the Corporation or any predecessor to the Corporation. Any amendment, repeal, or modification of this paragraph shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification.

ARTICLE VII

AMENDMENT OF BYLAWS

In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to adopt, amend, alter, or repeal the Bylaws or adopt new Bylaws without any action on the part of the stockholders; provided, that any Bylaw adopted or amended by the Board of Directors, and any powers thereby conferred, may be amended, altered, or repealed by the stockholders as set forth therein.

ARTICLE VIII

AMENDMENT OF CERTIFICATE OF INCORPORATION

The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Amended and Restated Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.”

[Remainder of the page intentionally left blank; signature page follows.]

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The undersigned further declares under penalty of perjury under the laws of the State of Delaware that the matters set forth in this Amended and Restated Certificate of Incorporation are true and correct of his own knowledge.

Dated: [●], 2021

By:
Name:
Title:

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Exhibit A to Amended and Restated Certificate of Incorporation

CERTIFICATE OF DESIGNATIONS,

PREFERENCES AND RIGHTS OF

SERIES G CONVERTIBLE PREFERRED STOCK OF

INTEGRATED SURGICAL SYSTEMS, INC.

PURSUANT TO SECTION 151 OF THE DELAWARE

GENERAL CORPORATION LAW

Integrated Surgical Systems, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (hereinafter the “Corporation”), in accordance with the provisions of Section 151(g) thereof, DOES HEREBY CERTIFY that by written consent in lieu of a meeting of the Board of Directors of the Corporation dated as of May 22, 2000:

FIRST: The following resolution was duly adopted by the Board of Directors of the Corporation:

“RESOLVED: That pursuant to the authority vested in the Board of Directors of the Corporation by Article 4 of the Corporation’s restated certificate of incorporation, as amended (the “Certificate of Incorporation”), a series of Preferred Stock of the Corporation be, and it hereby is, created out of the authorized but unissued shares of the capital stock of the Corporation, such series to be designated Series G Convertible Preferred Stock (the “Series G Convertible Preferred Stock”), to consist of 1,800 shares, par value $0.01 per share, of which the preferences and relative and other rights, and the qualifications, limitations or restrictions thereof, shall be as set forth in the Certificate of Designations annexed hereto:

1. Number of Shares of Series G Convertible Preferred Stock. Of the 987,730 shares of authorized but unissued Preferred Stock, $0.01 par value (“Preferred Stock”) of the Corporation, one thousand eight hundred (1,800) shares shall be designated and known as Series G Convertible Preferred Stock, par value $0.01 per share (“Series G Convertible Preferred Stock”).

2. Voting.

(a) Unless required by law, no holder of any shares of Series G Convertible Preferred Stock shall be entitled to vote at any meeting of stockholders of the Corporation (or any written actions of stockholders in lieu of meetings) with respect to any matters presented to the stockholders of the Corporation for their action or consideration. Notwithstanding the foregoing, the Corporation shall provide each holder of record of Series G Convertible Preferred Stock with timely notice of every meeting of stockholders of the Corporation and shall provide each holder with copies of all proxy materials distributed in connection therewith.

(b) So long as shares of Series G Convertible Preferred Stock are outstanding, the Corporation shall not, without first obtaining the approval (by vote or written consent, as provided by the Delaware General Corporation Law) of the holders of at least 85% of the then outstanding shares of Series G Convertible Preferred Stock:

(i) alter or change the rights, preferences or privileges of the Series G Convertible Preferred Stock;

(ii) create any new class or series of capital stock ranking on a parity with (“Pari Passu Securities”) or a preference over the Series G Convertible Preferred Stock as to distribution of assets upon liquidation, dissolution or winding up of the Corporation (“Senior Securities”) or alter or change the rights, preferences or privileges of any Senior Securities so as to affect adversely the Series G Convertible Preferred Stock;

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(iii) increase the authorized number of shares of Series G Convertible Preferred Stock; or

(iv) do any act or thing not authorized or contemplated by this Certificate of Designations which would result in taxation of the holders of shares of the Series G Convertible Preferred Stock under Section 305 of the Internal Revenue Code of 1986, as amended (or any comparable provision of the Internal Revenue Code as hereafter from time to time amended).

In the event holders of at least 85% of the then outstanding shares of Series G Convertible Preferred Stock agree to allow the Corporation to alter or change the rights, preferences or privileges of the shares of Series G Convertible Preferred Stock, pursuant to subsection (b) above, so as to affect the Series G Convertible Preferred Stock, then the Corporation will deliver notice of such approved change to the holders of the Series G Convertible Preferred Stock that did not agree to such alteration or change (the ‘Dissenting Holders”) and Dissenting Holders shall have the right for a period of thirty (30) days to convert any and all shares of then held Series G Convertible Preferred Stock pursuant to the terms of this Certificate of Designations as in effect prior to such alteration or change, or else to continue to hold their shares of Series G Convertible Preferred Stock.

3. Dividends. No holder of any shares of Series G Convertible Preferred Stock shall be entitled to receive any dividends.

4. Liquidation.

(a) If the Corporation shall commence a voluntary case under the Federal Bankruptcy laws or any other applicable Federal or state bankruptcy, insolvency or similar law, or consent to the entry of an order for relief in an involuntary case under any law or to the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Corporation or of any substantial part of its property, or make an assignment for the benefit of its creditors, or admit in writing its inability to pay its debts generally as they become due, or if a decree or order for relief in respect of the Corporation shall be entered by a court having jurisdiction in the premises in an involuntary case under the Federal bankruptcy laws or any other applicable Federal or state bankruptcy, insolvency or similar law resulting in the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Corporation or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and any such decree or order shall be unstayed and in effect for a period of thirty (30) consecutive days and, on account of any such event, the Corporation shall liquidate, dissolve or wind up, or if the Corporation shall otherwise liquidate, dissolve or wind up (each such event being considered a “Liquidating Event”), no distribution shall be made to the holders of any shares of capital stock of the Corporation upon liquidation, dissolution or winding up unless prior thereto, the holders of shares of Series G Convertible Preferred Stock shall have received the Liquidation Preference (as defined in Paragraph 4(c)) with respect to each share. If upon the occurrence of a Liquidation Event, the assets and funds available for distribution among the holders of the Series G Convertible Preferred Stock and holders of Pari Passu Securities shall be insufficient to permit the payment to such holders of the preferential amounts payable thereon, then the entire assets and funds of the Corporation legally available for distribution to the Series G Convertible Preferred Stock and the Pari Passu Securities shall be distributed ratably among such shares in proportion to the ratio that that Liquidation Preference payable on each such share bears to the aggregate Liquidation Preference payable on all such shares.

(b) At the option of each holder of the Series G Convertible Preferred Stock, the sale, conveyance of disposition of all or substantially all of the assets of the Corporation, the effectuation by the Corporation of a transaction or series or related transactions in which more than 50% of the voting power of the Corporation is disposed of, or the consolidation, merger or other business combination of the Corporation with or into any other Person or Persons when the Corporation is not the survivor shall be deemed to be a liquidation, dissolution or winding up of the Corporation pursuant to which the Corporation shall be required to distribute, upon consummation of and as a condition to such transaction an amount equal to the Liquidation Preference with respect to each outstanding share of Series G Convertible Preferred Stock held by such Holder in accordance with and subject to the terms of this Article 4.

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(c) The Liquidation Preference shall be the Stated Value of $1,000 per share of Series G Convertible Preferred Stock.

(d) The Series G Convertible Preferred Stock shall rank on a parity with the Corporation’s Series F Convertible Preferred Stock as to the distribution of the assets of the Corporation upon liquidation, dissolution or winding up of the Corporation.

5. Optional Conversion. The holders of shares of Series G Convertible Preferred Stock shall have the following conversion rights:

(a) Right to Convert: Conversion Price. Subject to the terms, conditions, and restrictions of this Paragraph 5, commencing on the earlier of the Effective Date (as hereinafter defined) or 90 days after the Original Issuance Date (as hereinafter defined), the holder of any shares of Series G Convertible Preferred Stock shall have the right to convert each such share of Series G Convertible Preferred Stock (except that upon any liquidation of the Corporation, the right of conversion shall terminate at the close of business on the business day fixed for payment of the amount distributable on the Series G Convertible Preferred Stock) into a number of shares of Common Stock equal to the Stated Value of such share or shares of Series G Convertible Preferred Stock divided by (i) the lowest price at which a trade of the Common Stock is executed, as reported by Bloomberg L.P., on the principal market for the Corporation’s Common Stock (the “Principal Market”) during the period of five Trading Days ending with the last Trading Day prior to the date of conversion (the “Market Price”), after (ii) discounting the Market Price by 15% to determine the conversion price (the “Conversion Price”). To illustrate, if the Market Price as of the Conversion Date is $1.35 and 100 shares of Series G Convertible Preferred Stock are being converted, the Stated Value for which would be $100,000, then the Conversion Price shall be $1.15 per share of Common Stock ($1.35 x .85), whereupon the Stated Value of $100,000 of Series G Convertible Preferred Stock would entitle the holder thereof to convert the 100 shares of Series G Convertible Preferred Stock into 86,957 shares of Common Stock ($100,000 divided by 1.15 equals 86,957). However, in no event shall the Conversion Price be greater than 130% of the lowest price at which a trade of the Common Stock is executed, as reported by Bloomberg L.P. on the Principal Market during the period of five Trading Days ending with the last Trading Day prior to the Original Issuance Date (the “Maximum Conversion Price”). The right of each holder to convert shares of Series G Convertible Preferred Stock into shares of Common Stock is subject to the limitations set forth in Paragraph 5(b) below, and for the purpose of complying with the limitation set forth in Paragraph 5(b)(ii), shall be prorated among the original purchasers of the shares of Series G Convertible Preferred Stock (the “Initial Holders”) and their subsequent transferees, if any, based upon the number of shares of Series G Convertible Preferred Stock purchased by the Initial Purchasers. In addition, instead of issuing shares of Common Stock upon conversion, upon prior written notice to the holder, the Corporation may elect to pay the holder an amount in cash equal to (i) the closing sale price on the Principal Market on the day prior to the date of conversion (the “Conversion Date”) multiplied by (ii) the number of shares of Common Stock which would otherwise be issuable to the holder upon such conversion, or any combination of cash and shares of Common Stock. If notice of the Corporation’s election to pay the holder in cash is not received by the holder prior to the receipt by the Corporation of a Conversion Notice, the Corporation shall pay the holder in shares of Common Stock. As used herein, “Effective Date” means the date a registration statement for the resale of the shares of Common Stock that may be acquired upon conversion of the Series G Convertible Preferred Stock is declared effective by the Securities and Exchange Commission; and “Original Issuance Date” means the date upon which shares of Series G Convertible Preferred Stock are initially issued.

(b) Numerical Limitations.

(i) No shares of Series G Convertible Preferred Stock may be converted into Common Stock, to the extent that, after giving effect to the conversion and issuance of the Common Stock to be issued pursuant to the applicable Conversion Notice (as defined in Paragraph 5(c) below), the total number of shares of Common Stock deemed beneficially owned by the holder requesting conversion (other than by virtue of the ownership of unconverted shares of Series G Convertible Preferred Stock or the ownership of other securities that have limitations on a holder’s rights to exchange, convert or exercise similar to those limitations set forth herein), together with all shares of Common Stock deemed beneficially owned by such holder’s Affiliates (as defined in Rule 405 of the Securities Act of 1933, as amended) that would be aggregated for purposes of determining whether a group under Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder, would exceed 5% of the total issued and outstanding shares of Common Stock. If any court of competent jurisdiction shall determine that the foregoing limitation is ineffective to prevent a holder from being deemed the beneficial owner of more than 5% of the then outstanding shares of Common Stock, then the Corporation shall redeem so many of such holder’s shares of Series G Convertible Preferred Stock pursuant to Paragraph 7(a) hereof as are necessary to cause such holder to be deemed the beneficial owner of not more than 5% of the then outstanding shares of Common Stock.

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(ii) Unless the Corporation shall have obtained the approval of its voting stockholders to such issuance, if required in accordance with the rules of the Principal Market, the Corporation shall not issue shares of Common Stock upon conversion of any shares of Series G Convertible Preferred Stock if such issuance of Common Stock, when added to the number of shares of Common Stock previously issued by the Corporation upon conversion of shares of the Series G Convertible Preferred Stock, together with shares of Common Stock issued and issuable upon exercise of warrants issued in connection with the sale of shares of Series G Convertible Preferred Stock, would result in the issuance of more than 19.9% of the number of shares of Common Stock which were issued and outstanding on the Original Issuance Date. To the extent the number of shares of Common Stock issuable upon conversion would but for the limitation set forth in this Paragraph 5(b)(ii) exceed such limit, the Corporation shall redeem promptly (but not later than the fifth Trading Day after receipt of the applicable Conversion Notice) the shares of Series G Convertible Preferred Stock that may not be converted into shares of Common Stock as a result of such limitation for an amount in cash equal to the greater of (i) $1,500 per share of Series G Convertible Preferred Stock and (ii) an amount equal to the product of the closing sale price of a share of Common Stock on the Trading Date immediately preceding the date of the Conversion Notice and the number of shares of Common Stock into which such shares of Series G Convertible Preferred Stock could have been converted but for such limitation on the date of the Conversion Notice, and the holders of the Series G Convertible Preferred Stock shall be creditors of the Corporation with respect to that amount.

(c) Notice of Conversion. The right of conversion shall be exercised by the holder thereof by giving written notice (the “Conversion Notice”) to the Corporation, by facsimile or by registered mail or overnight delivery service, as designated by the Corporation from time to time, that the holder elects to convert a specified number of shares of Series G Convertible Preferred Stock representing a specified Stated Value thereof into Common Stock and, if such conversion will result in the conversion of all of such holder’s shares of Series G Convertible Preferred Stock, by surrender of a certificate or certificates for the shares so to be converted to the Corporation at its principal office (or such other office or agency of the Corporation as the Corporation may designate by notice in writing to the holders of the Series G Convertible Preferred Stock) at any time during its usual business hours on the date set forth in the Conversion Notice, together with a statement of the name or names (with address) in which the certificate or certificates for shares of Common Stock shall be issued. The Conversion Notice shall include therein the Stated Value of shares of Series G Convertible Preferred Stock to be converted, and a calculation (i) of the Market Price, (ii) the Conversion Price, and (iii) the number of shares of Common Stock to be issued in connection with such conversion.

(d) Issuance of Certificates; Time Conversion Effected.

(i) Promptly, but in no event more than three business days, after the receipt of the Conversion Notice referred to in Subparagraph 5(c) (and surrender of the certificate or certificates for the share or shares of Series G Convertible Preferred Stock to be converted within three business days after the receipt of the Conversion Notice, if requested), the Corporation shall issue and deliver, or cause to be issued and delivered, to the holder, registered in such name or names as such holder may direct, a certificate or certificates for the number of whole shares of Common Stock into which such shares of Series G Convertible Preferred Stock are converted. To the extent permitted by law, such conversion shall be deemed to have been effected on the date on which such Conversion Notice shall have been received by the Corporation and at the time specified stated in such Conversion Notice, which must be during the calendar day of such notice, and at such time the rights of the holder of such share or shares of Series G Convertible Preferred Stock shall cease, and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares represented thereby. Issuance of shares of Common Stock issuable upon conversion which are requested to be registered in a name other than that of the registered holder shall be subject to compliance with all applicable federal and state securities laws.

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(ii) The Corporation understands that a delay in the issuance of the shares of Common Stock beyond three business days could result in economic loss to the holder. As compensation to the holder for such loss, the Corporation agrees to pay late payments to the holder for late issuance of shares of Common Stock upon conversion in accordance with the following schedule (where “No. Business Days Late” is defined as the number of business days beyond three (3) business days from the date of receipt of the Conversion Notice):

Late Payment For Each $5,000 of Liquidation Preference
No. Business Days Late	Amount Being Converted

1	$100
2	$200
3	$300
4	$400
5	$500
6	$600
7	$700
8	$800
9	$900
10	$1,000
>10	$1,000 + $200 for each Business Day Late beyond 10 days

The Corporation shall pay any payments incurred under this Paragraph in immediately available funds upon demand. Nothing herein shall limit holder’s right to pursue injunctive relief and/or actual damages for the Corporation’s failure to issue and deliver Common Stock to the holder. Furthermore, in addition to any other remedies which may be available to the holder, in the event that the Corporation fails for any reason to effect delivery of such shares of Common Stock within five business days the date of receipt of the Conversion Notice, the holder will be entitled to revoke the relevant Conversion Notice by delivering a notice to such effect to the Corporation whereupon the Corporation and the holder shall each be restored to their respective positions immediately prior to delivery of such Conversion Notice.

(iii) If, at any time (a) the Corporation challenges, disputes or denies the right of the holder to effect the conversion of the Series G Convertible Preferred Stock into Common Shares or otherwise dishonors or rejects any Conversion Notice delivered in accordance with this Paragraph 5 or (b) any third party who is not and has never been an Affiliate of the holder commences any lawsuit or proceeding or otherwise asserts any claim before any court or public or governmental authority which seeks to challenge, deny, enjoin, limit, modify, delay or dispute the right of the holder hereof to effect the conversion of the Series G Convertible Preferred Stock into Common Stock, then the holder shall have the right, by written notice to the Corporation, to require the Corporation to promptly (but not later than the fifth Trading Day after receipt of such notice) redeem the Series G Convertible Preferred Stock for cash at a redemption price equal to one hundred thirty-five percent (135%) of the Stated Value thereof (the “Mandatory Purchase Amount”). Under any of the circumstances set forth above, the Corporation shall be responsible for the payment of all costs and expenses of the holder, including reasonable legal fees and expenses, as and when incurred in disputing any such action or pursuing its rights hereunder (in addition to any other rights of the holder).

(iv) The holder shall be entitled to exercise its conversion privilege notwithstanding the commencement of any case under 11 U.S.C. § 101 et seq. (the “Bankruptcy Code”). In the event the Corporation is a debtor under the Bankruptcy Code, the Corporation hereby waives to the fullest extent permitted any rights to relief it may have under 11 U.S.C. § 362 in respect of the holder’s conversion privilege. The Corporation hereby waives to the fullest extent permitted any rights to relief it may have under 11 U.S.C. § 362 in respect of the conversion of the Series G Convertible Preferred Stock. The Corporation agrees, without cost or expense to the holder, to take or consent to any end all action necessary to effectuate relief under 11 U.S.C. § 362.

(e) Fractional Shares. No fractional shares shall be issued upon conversion of Series G Convertible Preferred Stock into Common Stock. All fractional shares shall be rounded up to the nearest whole share.

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(f) Reorganization or Reclassification. If any capital reorganization or reclassification of the capital stock of the Corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, or, in the case of any consolidation, merger or mandatory share exchange of the Corporation into any other company, then, as a condition of such reorganization, reclassification or exchange, lawful and adequate provisions shall be made whereby each holder of a share or shares of Series G Convertible Preferred Stock shall thereupon have the right to receive, upon the basis and upon the terms and conditions specified herein and in lieu of the shares of’ Common Stock immediately theretofore receivable upon the conversion of such share or shares of Series G Convertible Preferred Stock, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such Common Stock immediately theretofore receivable upon such conversion had such reorganization, reclassification or exchange not taken place, and in any such case appropriate provisions shall be made with respect to the rights and interests of such holder to the end that the provisions hereof (including without limitation provisions for adjustments of the conversion rights) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise of such conversion rights.

(g) Adjustments for Splits, Combinations, etc. The Conversion Price and the number of shares of Common Stock into which the Series G Convertible Preferred Stock shall be convertible shall be adjusted for stock splits, combinations, or other similar events. Additionally, an adjustment will be made in the case of an exchange of Common Stock, consolidation or merger of the Corporation with or into another corporation or sale of all or substantially all of the assets of the Corporation in order to enable the holder of Series G Convertible Preferred Stock to acquire the kind and the number of shares of stock or other securities or property receivable in such event by a holder of the number of shares of Common Stock that might otherwise have been issued upon the conversion of the Series G Convertible Preferred Stock. No adjustment to the Conversion Price will be made for dividends (other than stock dividends), if any, paid on the Common Stock or for securities issued pursuant to exercise for fair value of options, warrants, or restricted stock.

(h) Adjustments to Conversion Ratio. For so long as any shares of Series G Convertible Preferred Stock are outstanding, but no later than one year from the effective date of a registration statement registering for resale by the holders the shares of Common Stock issuable upon conversion of the Series G Convertible Preferred Stock, if the Corporation (i) issues and sells pursuant to an exemption from registration under the Securities Act (A) Common Stock at a purchase price on the date of issuance thereof that is lower than the Conversion Price at such date (other than shares of Common Stock issued in connection with an equity line of credit or upon exercise of warrants issued in connection with an equity line of credit, shares of Common Stock issued upon conversion of the Corporation’s convertible preferred stock outstanding on the Original Issuance Date, or shares of Common Stock issued in connection with the exercise of any warrants or options outstanding on the Original Issuance Date or pursuant to the Corporation’s 1998 Employee Stock Purchase Plan), (B) warrants or options with an exercise price on the date of issuance oldie warrants or options that is lower than the Conversion Price on such date (other than options and stock awards granted pursuant to the Corporation’s 1995 and 1998 Stock Option Plans or warrants issued in connection with an equity line of credit), or (C) convertible, exchangeable or exercisable securities with a tight to convert, exchange or exercise at a price or rate lower than the Conversion Price on the date of issuance or conversion, as applicable, of such convertible, exchangeable or exercisable securities (other than the options and stock awards granted pursuant to the Corporation’s 1995 and 1998 Stock Option Plans); and (ii) grants the right to the purchaser(s) thereof to demand that the Corporation register under the Securities Act such Common Stock issued or the Common Stock for which such warrants or options may be exercised or such convertible, exchangeable or exercisable securities may be converted, exercised or exchanged, then the Conversion Price shall be reduced to a rate equal to the lowest of any lower rates since the most recently received Conversion Notice, and such Adjusted Conversion Price shall apply to any future Conversion Notices received by the Corporation, unless the unadjusted Conversion Price would be lower than the Adjusted Conversion Price. The Adjusted Conversion Price as it may exist front time to time shall not apply retroactively to any shares of Series G Convertible Preferred Stock converted prior to the implementation of such Adjusted Conversion Price. Notwithstanding the foregoing, the Corporation may issue up to an aggregate total of Three Hundred Thousand (300,000) shares of Common Stock (subject to adjustment only for stock splits, stock dividends and reverse stock splits) at any price determined by the Board of Directors, after the Original Issuance Date, without causing an Adjusted Conversion Price.

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6. Mandatory Conversion.

(a) Mandatory Conversion Date. If on or after the third anniversary of the Original Issuance Date (such date as selected by the Corporation being the “Mandatory Conversion Date”), there remain issued and outstanding any shares of Series G Convertible Preferred Stock, then the Corporation shall be entitled to require all (but not less than all) holden of shares of Series G Convertible Preferred Stock then outstanding to convert their shares of Series G Convertible Preferred Stock into shares of Common Stock or, at the option of the Corporation, to buy out all such holders in cash, at the price set forth in Paragraph 5(a). The Corporation shall provide written notice (the “Mandatory Conversion Notice”) to the holders of shares of Series G Convertible Preferred Stock of such mandatory conversion or such mandatory buy-out. The Mandatory Conversion Notice shall include (i) the Stated Value of the shares of Series G Convertible Preferred Stock to be converted or bought out, (ii) the Conversion Price at the Mandatory Conversion Date, and (iii) the number of shares of the Corporation’s Common Stock to be issued (or the amount of cash to be paid in the event of a buy-out) upon such mandatary conversion or such mandatory buy-out at the then applicable Conversion Price. Notwithstanding the foregoing, in no event shall the Corporation convert that portion of the Series G Convertible Preferred Stock to the extent that the issuance of Common Stock upon the conversion of such Series G Convertible Preferred Stock, when combined with shares of Common Stock received upon other conversions of Series G Convertible Preferred Stock and exercise of the warrants issued in connection with the purchase of Series G Convertible Preferred Stock by such holder and any other holders of Series G Convertible Preferred Stock, would exceed 19.99% of the number of shares of Common Stock outstanding on the Original Issuance Date, or as to any individual holder, make such holder the beneficial owner of more than 5% of the Corporation’s then outstanding Common Stock.

(b) Surrender of Certificates. On or before the Mandatory Conversion Date, each holder of shares of Series G Convertible Preferred Stock shall surrender his or its certificate or certificates for all such shares to the Corporation at the place designated in such Mandatory Conversion Notice (or an affidavit of lost certificate in form and content reasonably satisfactory to the Corporation), and shall thereafter receive certificates for the number of shares of Common Stock to which such holder is entitled or, in the event of a buy-out by the Corporation, the amount of cash to which such holder is entitled within three business days. On the Mandatory Conversion Date, all rights with respect to the Series G Convertible Preferred Stock so converted will terminate. All certificates evidencing shares of Series G Convertible Preferred Stock that arc required to be surrendered for conversion in accordance with the provisions hereof, from and after the Mandatory Conversion Date, shall be deemed to have been retired and canceled, notwithstanding the failure of the holder or holders thereof to surrender such certificates on or prior to such date. The Corporation may thereafter take such appropriate action as may be necessary to reduce the authorized Series G Convertible Preferred Stock accordingly.

7. Redemption of Series G Convertible Preferred Stock.

(a) Right to Redeem Series G Convertible Preferred Stock. At any time, and from time to time, on and after the expiration of the earlier of (i) six months from the Original Issuance Date, or (ii) the closing of a registered firm commitment underwritten secondary offering of equity securities by the Corporation for cash, the Corporation may, in its sole discretion, but shall not be obligated to, redeem, in whole or in part, the then issued and outstanding shares of Series G Convertible Preferred Stock, at a price (the “Redemption Price”) equal to the greater of (x) $1,500 per share of such Series G Convertible Preferred Stock and (y) an amount equal to the product of the closing sale price of a share of Common Stock on the Principal Market on the Trading Day prior to the date of the Redemption Notice (as hereinafter defined) and the number of shares of Common Stock into which such shares of Series G Convertible Preferred Stock could be convened on the date of the Redemption Notice.

(b) Notice of Redemption. The Corporation shall provide each holder of record of the Series G Convertible Preferred Stock being redeemed with written notice of redemption (the “Redemption Notice”) not less than 30 days prior to any date stipulated by the Corporation for the redemption of the Series G Convertible Preferred Stock (the “Redemption Date”). The Redemption Notice shall contain (i) the Redemption Date, (ii) the number of shares of Series G Convertible Preferred Stock to be redeemed from the holder to whom the Redemption Notice is delivered, (iii) instructions for surrender to the Corporation of the certificate or certificates representing the shares of Series G Convertible Preferred Stock to be redeemed, and (iv) a procedure for the holder to specify the number of shares of Series G Convertible Preferred Stock to be converted into Common Stock pursuant to Paragraph 5.

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(c) Right to Convert Series G Convertible Preferred Stock upon Receipt of Redemption Notice. Upon receipt of the Redemption Notice, the recipient thereof shall have the option, at its sole election, to specify what portion of the Series G Convertible Preferred Stock called for redemption in the Redemption Notice shall be redeemed as provided in this Paragraph 7 or converted into Common Stock in the manner provided in Paragraph 5. If the holder of the Series G Convertible Preferred Stock called for redemption elects to convert any of such shares, then such conversion shall take place on the Conversion Date specified by the holder, but in no event after the Redemption Date, in accordance with the terms of Paragraph 5.

(d) Surrender of Certificates; Payment of Redemption Price. On or before the Redemption Date, each holder of the shares of Series G Convertible Preferred Stock to be redeemed shall surrender the required certificate or certificates representing such shares to the Corporation, in the manner and at the place designated in the Redemption Notice, and upon payment to the holder of the Redemption Price, each such surrendered certificate shall be canceled and retired. If payment of such redemption price is not made in full by the Redemption Date, the holder shall again have the right to convert the Series G Convertible Preferred Stock as provided in Paragraph 5 hereof and the Corporation’s right of redemption under this Paragraph 7 shall cease to exist from and after the Redemption Date. If a certificate is surrendered and all the shares evidenced thereby are not being redeemed, the Corporation shall issue new certificates to be registered in the names of the person(s) whose name(s) appear(s) as the owners on The respective surrendered certificates and deliver such certificate to such person(s).

8. Notices. In case at any time:

(a) the Corporation shall declare any dividend upon its Common Stock payable in cash or stock or make any other pro rata distribution to the holders of its Common Stock; or

(b) the Corporation shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or other rights; or

(c) there shall be any capital reorganization or reclassification of the capital stock of the Corporation, or a consolidation or merger of the Corporation with or into, or a sale of all or substantially all its assets to, another entity or entities; or

(d) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Corporation;

then; in any one or more of said cases, the Corporation shall give, by first class mail, postage prepaid, or by telex or facsimile or by recognized overnight delivery service to non-U.S. residents, addressed to each holder of any shares of Series G Convertible Preferred Stock at the address of such holder as shown on the books of the Corporation, (i) at least 10 days’ prior written notice of the date on which the books of the Corporation shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up and (ii) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, at least 10 days’ prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause (1) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto and (ii) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be.

9. Stock to be Reserved. The Corporation, upon the effective date of this Certificate of Designations, has a sufficient number of shares of Common Stock available to reserve for issuance upon the conversion of all outstanding shares of Series G Convertible Preferred Stock, The Corporation will at all times reserve and keep available out of its authorized Common Stock, solely for the purpose of issuance upon the conversion of Series G Convertible Preferred Stock as herein provided, such number of shares of Common Stock as shall then be issuable upon the conversion of all outstanding shares of Series G Convertible Preferred The Corporation covenants that all shares of Common Stock which shall be so issued shall be duly and validly issued, fully paid and non-assessable. The Corporation will take all such action as may be so taken without violation of any applicable law or regulation, or of any requirement of any national securities exchange upon which the Common Stock may be listed to have a sufficient number of authorized but unissued shares of Common Stock to issue upon conversion of the Series G Convertible Preferred Stock. The Corporation will not take any action which results in any adjustment of the conversion rights if the total number of shares of Common Stock issued and issuable after such action upon conversion of the Series G Convertible Preferred Stock would exceed the total number of shares of Common Stock then authorized by the Corporation’s Restated Certificate of Incorporation, as amended.

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10. No Reissuance of Series G Convertible Preferred Stock. Shares of Series G Convertible Preferred Stock which are convened into shares of Common Stock as provided herein shall not be reissued.

11. Issue Tax. The issuance of certificates for shares of Common Stock upon conversion of Series G Convertible Preferred Stock shall be made without charge to the holder for any United States issuance tax in respect thereof, provided that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the holder of the Series G Convertible Preferred Stock which is being converted.

12. Closing of Books. The Corporation will at no time close its transfer books against the transfer of any Series G Convertible Preferred Stock or of any shares of Common Stock issued or issuable upon the conversion of any shares of Series G Convertible Preferred Stock in any manner which interferes with the timely conversion of such Series G Convertible Preferred Stock, except as may otherwise be required to comply with applicable securities laws.

13. Definitions. As used in this Certificate of Designations, the term “Common Stock” shall mean and include the Corporation’s authorized Common Stock, $0.01 par value, as constituted on the date of filing of this Certificate of Designations authorizing the issuance of the Series G Convertible Preferred Stock, and shall also include any capital stock of any class of the Corporation thereafter authorized which shall neither be limited to a fixed sum or percentage of par value in respect of the rights of the holders thereof to participate in dividends nor entitled to a preference in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation; provided that the shares of Common Stock receivable upon conversion of shares of Series G Convertible Preferred Stock shall include only shares designated as Common Stock of the Corporation on the date of filing of this instrument, or in case of any reorganization, reclassification, or stock split of the outstanding shares thereof, the stock, securities or assets provided for in Subparagraph 5(f) and (g). Any capitalized terms used in this Certificate of Designations but not defined herein shall have the meanings set forth in that certain Preferred Stock Purchase Agreement among the Corporation and the other persons signatory thereto relating to the issuance and sale of the Series G Convertible Preferred Stock to the holders of the Series G Convertible Preferred Stock on the Original Issuance Date, a copy of which will be provided to any stockholder of the Corporation upon request to the Secretary of the Corporation, without charge.

14. Loss, Theft, Destruction of Preferred Stock. Upon receipt of evidence satisfactory to the Corporation of the loss, theft, destruction or mutilation of certificates representing shares of Series G Convertible Preferred Stock and, in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Corporation (which shall not include the posting of any bond), or, in the case of any such mutilation, upon surrender and cancellation of the Series G Convertible Preferred Stock certificate, the Corporation shall make, issue and deliver, in lieu of such lost, stolen, destroyed or mutilated certificates for Series G Convertible Preferred Stock, new certificates for Series G Convertible Preferred Stock of like tenor.

15. Who Deemed Absolute Owner. The Corporation may deem the person in whose name the Series G Convertible Preferred Stock shall be registered upon the registry books of the Corporation to be, and may treat it as, the absolute owner of the Series G Convertible Preferred Stock for the purpose of conversion of the Series G Convertible Preferred Stock and for all other purposes, and the Corporation shall not be affected by any notice to the contrary. All such payments and such conversion shall be valid and effectual to satisfy and discharge the liability upon the Series G Convertible Preferred Stock to the extent of the sum or sums so paid or the conversion so made.

16. Register. The Corporation shall keep at its principal office a register in which the Corporation shall provide for the registration of the Series G Convertible Preferred Stock. Upon any transfer of the Series G Convertible Preferred Stock in accordance with the provisions hereof; the Corporation shall register such transfer on the Series G Convertible Preferred Stock register.

17. Withholding. To the extent required by applicable law, the Corporation may withhold amounts for or on account of any taxes imposed or levied by or on behalf of any taxing authority in the United States having jurisdiction over the Corporation from any payments made pursuant to the Series G Convertible Preferred Stock.

18. Headings. The headings of the Sections of this Certificate of Designations are inserted for convenience only and do not constitute a part of this Certificate of Designations.

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IN WITNESS WHEREOF, Louis Kirchner, Chief Financial Officer of the Corporation, under penalties of perjury, does hereby declare and certify that this is the act and deed of the Corporation and the facts stated herein are true and accordingly has signed this Certificate of Designations as of this 22nd day of May, 2000.

INTEGRATED SURGICAL SYSTEMS, INC.

By:	/s/ Louis Kirchner
Louis Kirchner
Chief Financial Officer

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Exhibit B to Amended and Restated Certificate of Incorporation

THEMAVEN, INC.

CERTIFICATE OF DESIGNATION OF PREFERENCES,
RIGHTS AND LIMITATIONS
OF
SERIES H CONVERTIBLE PREFERRED STOCK

PURSUANT TO SECTION 151 OF THE
DELAWARE GENERAL CORPORATION LAW

The undersigned, Joshua Jacobs and Martin Heimbigner, do hereby certify that:

1.	They are the President and Secretary, respectively, of TheMaven, Inc., a Delaware corporation (the “Corporation”).

2.	The Corporation is authorized to issue 1,000,000 shares of preferred stock, 168 of which have been issued and are outstanding.

3.	The following resolutions were duly adopted by the board of directors of the Corporation (the “Board of Directors”):

WHEREAS, the certificate of incorporation of the Corporation provides for a class of its authorized stock known as preferred stock, consisting of 1,000,000 shares, $.01 par value per share, issuable from time to time in one or more series;

WHEREAS, the Board of Directors is authorized to fix the dividend rights, dividend rate, voting rights, conversion rights, rights and terms of redemption and liquidation preferences of any wholly unissued series of preferred stock and the number of shares constituting any series and the designation thereof, of any of them; and

WHEREAS, it is the desire of the Board of Directors, pursuant to its authority as aforesaid, to fix the rights, preferences, restrictions and other matters relating to a series of the preferred stock, which shall consist of 23,000 shares of Series H Convertible Preferred Stock, which the Corporation has the authority to issue, as follows:

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NOW, THEREFORE, BE IT RESOLVED, that the Board of Directors does hereby provide for the issuance of a series of preferred stock for cash or exchange of other securities, rights or property and does hereby fix and determine the rights, preferences, restrictions and other matters relating to such series of preferred stock as follows:

TERMS OF PREFERRED STOCK

Section 1. Definitions. For the purposes hereof, the following terms shall have the following meanings:

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 of the Securities Act.

“Alternate Consideration” shall have the meaning set forth in Section 7(e).

“Bankruptcy Event” means any of the following events: (a) the Corporation or any Significant Subsidiary (as such term is defined in Rule 1-02(w) of Regulation S-X) thereof commences a case or other proceeding under any bankruptcy, reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction relating to the Corporation or any Significant Subsidiary thereof, (b) there is commenced against the Corporation or any Significant Subsidiary thereof any such case or proceeding that is not dismissed within 60 days after commencement, (c) the Corporation or any Significant Subsidiary thereof is adjudicated insolvent or bankrupt or any order of relief or other order approving any such case or proceeding is entered, (d) the Corporation or any Significant Subsidiary thereof suffers any appointment of any custodian or the like for it or any substantial part of its property that is not discharged or stayed within 60 calendar days after such appointment, (e) the Corporation or any Significant Subsidiary thereof makes a general assignment for the benefit of creditors, (f) the Corporation or any Significant Subsidiary thereof calls a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts, or (g) the Corporation or any Significant Subsidiary thereof, by any act or failure to act, expressly indicates its consent to, approval of or acquiescence in any of the foregoing or takes any corporate or other action for the purpose of effecting any of the foregoing.

“Beneficial Ownership Limitation” shall have the meaning set forth in Section 6(e).

“Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Buy-In” shall have the meaning set forth in Section 6(d)(iv).

“Change of Control Transaction” means the occurrence after the date hereof of any of (a) an acquisition after the date hereof by an individual or legal entity or “group” (as described in Rule 13d-5(b)(1) promulgated under the Exchange Act) of effective control (whether through legal or beneficial ownership of capital stock of the Corporation, by contract or otherwise) of in excess of 50% of the voting securities of the Corporation (other than by means of conversion or exercise of Preferred Stock and the Securities issued together with the Preferred Stock), (b) the Corporation merges into or consolidates with any other Person, or any Person merges into or consolidates with the Corporation and, after giving effect to such transaction, the stockholders of the Corporation immediately prior to such transaction own less than 50% of the aggregate voting power of the Corporation or the successor entity of such transaction, (c) the Corporation sells or transfers all or substantially all of its assets to another Person and the stockholders of the Corporation immediately prior to such transaction own less than 50% of the aggregate voting power of the acquiring entity immediately after the transaction, (d) a replacement at one time or within a one year period of more than one-half of the members of the Board of Directors which is not approved by a majority of those individuals who are members of the Board of Directors on the Original Issue Date (or by those individuals who are serving as members of the Board of Directors on any date whose nomination to the Board of Directors was approved by a majority of the members of the Board of Directors who are members on the Original Issue Date); provided a change in the Board of Directors that is in connection with an uplisting to a national market or exchange will not be considered a Change of Control Transaction hereunder, or (e) the execution by the Corporation of an agreement to which the Corporation is a party or by which it is bound, providing for any of the events set forth in clauses (a) through (d) above.

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“Closing” means the closing of the purchase and sale of the Securities pursuant to Section 2.1 of the Purchase Agreement.

“Closing Date” means the Trading Day on which all of the Transaction Documents have been executed and delivered by the applicable parties thereto and all conditions precedent to (i) each Holder’s obligations to pay the Subscription Amount and (ii) the Corporation’s obligations to deliver the Securities have been satisfied or waived.

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” means the Corporation’s common stock, par value $0.01 per share, and stock of any other class of securities into which such securities may hereafter be reclassified or changed.

“Common Stock Equivalents” means any securities of the Corporation or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Conversion Amount” means the sum of the Stated Value at issue.

“Conversion Date” shall have the meaning set forth in Section 6(a).

“Conversion Price” shall have the meaning set forth in Section 6(b).

“Conversion Shares” means, collectively, the shares of Common Stock issuable upon conversion of the shares of Preferred Stock in accordance with the terms hereof.

“Effective Date” means the date that the Registration Statement filed by the Corporation pursuant to the Registration Rights Agreement is first declared effective by the Commission.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Exempt Issuance” means the issuance of (a) shares of Common Stock or options to employees, officers or directors of the Corporation pursuant to any stock or option plan duly adopted by a majority of the non-employee members of the Board of Directors of the Corporation or a majority of the members of a committee of non-employee directors established for such purpose, (b) securities upon the exercise or exchange of or conversion of any securities issued pursuant to the Purchase Agreement and/or other securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date of the Purchase Agreement, provided that such securities have not been amended since the date of the Purchase Agreement to increase the number of such securities or to decrease the exercise price, exchange price or conversion price of any such securities or to extend the term of such securities and (c) securities issued pursuant to acquisitions or strategic transactions approved by a majority of the disinterested directors of the Corporation, provided that such securities are issued as “restricted securities” (as defined in Rule 144) and carry no registration rights that require or permit the filing of any registration statement in connection therewith and provided that any such issuance shall only be to a Person (or to the equity holders of a Person) which is, itself or through its subsidiaries, an operating company or an owner of an asset in a business synergistic with the business of the Corporation and shall provide to the Corporation additional benefits in addition to the investment of funds, but shall not include a transaction in which the Corporation is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities.

“Fundamental Transaction” shall have the meaning set forth in Section 7(e).

“GAAP” means United States generally accepted accounting principles.

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“Holder” shall have the meaning given such term in Section 2.

“Indebtedness” means (a) any liabilities for borrowed money or amounts owed in excess of $50,000 (other than trade accounts payable incurred in the ordinary course of business), (b) all guaranties, endorsements and other contingent obligations in respect of indebtedness of others, whether or not the same are or should be reflected in the Corporation’s balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business, and (c) the present value of any lease payments in excess of $50,000 due under leases required to be capitalized in accordance with GAAP.

“Junior Securities” means the Common Stock and all other Common Stock Equivalents of the Corporation other than those securities which are explicitly senior or pari passu to the Preferred Stock in dividend rights or liquidation preference.

“Liens” means a lien, charge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

“Liquidation” shall have the meaning set forth in Section 5.

“New York Courts” shall have the meaning set forth in Section 11(d).

“Notice of Conversion” shall have the meaning set forth in Section 6(a).

“Original Issue Date” means the date of the first issuance of any shares of the Preferred Stock regardless of the number of transfers of any particular shares of Preferred Stock and regardless of the number of certificates which may be issued to evidence such Preferred Stock.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Preferred Stock” shall have the meaning set forth in Section 2.

“Purchase Agreement” means the Securities Purchase Agreement, dated as of the Original Issue Date, among the Corporation and the original Holders, as amended, modified or supplemented from time to time in accordance with its terms.

“Registration Rights Agreement” means the Registration Rights Agreement, dated as of the date of the Purchase Agreement, among the Corporation and the original Holders, in the form of Exhibit B attached to the Purchase Agreement.

“Registration Statement” means a registration statement meeting the requirements set forth in the Registration Rights Agreement and covering the resale of the Underlying Shares by each Holder as provided for in the Registration Rights Agreement.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Securities” means the Preferred Stock and the Underlying Shares.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Share Delivery Date” shall have the meaning set forth in Section 6(d).

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“Stated Value” shall have the meaning set forth in Section 2, as the same may be increased pursuant to Section 3.

“Subscription Amount” shall mean, as to each Holder, the aggregate amount to be paid for the Preferred Stock purchased pursuant to the Purchase Agreement as specified below such Holder’s name on the signature page of the Purchase Agreement and next to the heading “Subscription Amount,” in United States dollars and in immediately available funds.

“Subsidiary” means any subsidiary of the Corporation as set forth on Schedule 3.1(a) of the Purchase Agreement and shall, where applicable, also include any direct or indirect subsidiary of the Corporation formed or acquired after the date of the Purchase Agreement.

“Successor Entity” shall have the meaning set forth in Section 7(e).

“Trading Day” means a day on which the principal Trading Market is open for business.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange, OTCQB or OTCQX (or any successors to any of the foregoing).

“Transaction Documents” means this Certificate of Designation, the Purchase Agreement, the Registration Rights Agreement, all exhibits and schedules thereto and hereto and any other documents or agreements executed in connection with the transactions contemplated pursuant to the Purchase Agreement.

“Transfer Agent” means American Stock Transfer and Trust Company, the current transfer agent of the Company and any successor transfer agent of the Company.

“Underlying Shares” means the shares of Common Stock issued and issuable upon conversion of the Preferred Stock in accordance with the terms of this Certificate of Designation.

“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if OTCQB or OTCQX is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on OTCQB or OTCQX as applicable, (c) if the Common Stock is not then listed or quoted for trading on OTCQB or OTCQX and if prices for the Common Stock are then reported in the “Pink Sheets” published by OTC Markets, Inc. (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Purchasers of a majority in interest of the Securities then outstanding and reasonably acceptable to the Corporation, the fees and expenses of which shall be paid by the Corporation.

Section 2. Designation, Amount and Par Value. The series of preferred stock shall be designated as its Series H Convertible Preferred Stock (the “Preferred Stock”) and the number of shares so designated shall be 23,000 (which shall not be subject to increase without the written consent of a majority of the holders of the Preferred Stock (each, a “Holder” and collectively, the “Holders”)) then outstanding. Each share of Preferred Stock shall have a par value of $0.01 per share and a stated value equal to $1,000, subject to increase set forth in Section 3 below (the “Stated Value”).

Section 3. Dividends. Except for stock dividends or distributions for which adjustments are to be made pursuant to Section 7, Holders shall be entitled to receive, and the Corporation shall pay, dividends on shares of Preferred Stock equal (on an as-if-converted-to-Common-Stock basis) to and in the same form as dividends actually paid on shares of the Common Stock when, as and if such dividends are paid on shares of the Common Stock. No other dividends shall be paid on shares of Preferred Stock.

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Section 4. Voting Rights. The Preferred Stock shall vote on an as-if-converted-to-Common-Stock-basis, subject to the Beneficial Ownership Limitation set forth in Section 6(e). Additionally, as long as any shares of Preferred Stock are outstanding, the Corporation shall not, without the affirmative vote of the Holders of a majority of the then outstanding shares of the Preferred Stock, (a) alter or change adversely the powers, preferences or rights given to the Preferred Stock or alter or amend this Certificate of Designation, (b) authorize or create any class of stock ranking as to dividends, redemption or distribution of assets upon a Liquidation (as defined in Section 5) senior to, or otherwise pari passu with, the Preferred Stock, (c) amend its certificate of incorporation or other charter documents in any manner that adversely affects any rights of the Holders, (d) increase the number of authorized shares of Preferred Stock, or (e) enter into any agreement with respect to any of the foregoing.

Section 5. Liquidation. Upon any liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary (a “Liquidation”), Bankruptcy Event, Change of Control Transaction or Fundamental Transaction, the Holders shall be entitled to receive out of the assets, whether capital or surplus, of the Corporation an amount equal to the Stated Value for each share of Preferred Stock before any distribution or payment shall be made to the holders of any Junior Securities, and if the assets of the Corporation shall be insufficient to pay in full such amounts, then the entire assets to be distributed to the Holders shall be ratably distributed among the Holders in accordance with the respective amounts that would be payable on such shares if all amounts payable thereon were paid in full. Notwithstanding anything herein to the contrary, until such time as the Preferred Stock is paid in full hereunder, the Holder shall have the right to convert the Preferred Stock pursuant to the terms of this Certificate of Designation.

Section 6. Conversion.

a) Conversions at Option of Holder. Each share of Preferred Stock shall be convertible, at any time and from time to time from and after the Original Issue Date at the option of the Holder thereof, into that number of shares of Common Stock (subject to the limitations set forth in Section 6(e)) determined by dividing the Stated Value of such share of Preferred Stock by the Conversion Price. Holders shall effect conversions by providing the Corporation with the form of conversion notice attached hereto as Annex A (a “Notice of Conversion”). Each Notice of Conversion shall specify the number of shares of Preferred Stock to be converted, the number of shares of Preferred Stock owned prior to the conversion at issue, the number of shares of Preferred Stock owned subsequent to the conversion at issue and the date on which such conversion is to be effected, which date may not be prior to the date the applicable Holder delivers by facsimile such Notice of Conversion to the Corporation (such date, the “Conversion Date”). If no Conversion Date is specified in a Notice of Conversion, the Conversion Date shall be the date that such Notice of Conversion to the Corporation is deemed delivered hereunder. No ink-original Notice of Conversion shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Conversion form be required. The calculations and entries set forth in the Notice of Conversion shall control in the absence of manifest or mathematical error. To effect conversions of shares of Preferred Stock, a Holder shall not be required to surrender the certificate(s) representing the shares of Preferred Stock to the Corporation unless all of the shares of Preferred Stock represented thereby are so converted, in which case such Holder shall deliver the certificate representing such shares of Preferred Stock promptly following the Conversion Date at issue. Shares of Preferred Stock converted into Common Stock or redeemed in accordance with the terms hereof shall be canceled and shall not be reissued.

b) Mandatory Conversion. Notwithstanding anything to the contrary herein, each outstanding share of Preferred Stock shall convert automatically on the fifth anniversary of the Original Issue Date, through no further action on the part of the Corporation or the Holder, into that number of shares of Common Stock determined by dividing the Stated Value of such share of Preferred Stock by the Conversion Price. Shares of Preferred Stock converted into Common Stock or redeemed in accordance with the terms hereof shall be canceled and shall not be reissued.

c) Conversion Price. The conversion price for the Preferred Stock shall equal $0.33, subject to adjustment herein (the “Conversion Price”).

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d) Mechanics of Conversion.

i. Delivery of Conversion Shares Upon Conversion. Not later than the two (2) Trading Days after each Conversion Date (the “Share Delivery Date”), the Corporation shall deliver, or cause to be delivered, to the converting Holder the number of Conversion Shares being acquired upon the conversion of the Preferred Stock which, on or after the earlier of (i) the six month anniversary of the Original Issue Date or (ii) the Effective Date, shall be free of restrictive legends and trading restrictions (other than those which may then be required by the Purchase Agreement). On or after the earlier of (i) the six month anniversary of the Original Issue Date or (ii) the Effective Date, the Corporation shall deliver the Conversion Shares required to be delivered by the Corporation under this Section 6 electronically through the Depository Trust Company or another established clearing corporation performing similar functions. As used herein, “Standard Settlement Period” means the standard settlement period, expressed in a number of Trading Days, on the Corporation’s primary Trading Market with respect to the Common Stock as in effect on the date of delivery of the Notice of Conversion.

ii. Failure to Deliver Conversion Shares. If, in the case of any Notice of Conversion, such Conversion Shares are not delivered to or as directed by the applicable Holder by the Share Delivery Date, the Holder shall be entitled to elect by written notice to the Corporation at any time on or before its receipt of such Conversion Shares, to rescind such Conversion, in which event the Corporation shall promptly return to the Holder any original Preferred Stock certificate delivered to the Corporation and the Holder shall promptly return to the Corporation the Conversion Shares issued to such Holder pursuant to the rescinded Notice of Conversion.

iii. Obligation Absolute; Partial Liquidated Damages. The Corporation’s obligation to issue and deliver the Conversion Shares upon conversion of Preferred Stock in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by a Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by such Holder or any other Person of any obligation to the Corporation or any violation or alleged violation of law by such Holder or any other person, and irrespective of any other circumstance which might otherwise limit such obligation of the Corporation to such Holder in connection with the issuance of such Conversion Shares; provided, however, that such delivery shall not operate as a waiver by the Corporation of any such action that the Corporation may have against such Holder. In the event a Holder shall elect to convert any or all of the Stated Value of its Preferred Stock, the Corporation may not refuse conversion based on any claim that such Holder or any one associated or affiliated with such Holder has been engaged in any violation of law, agreement or for any other reason, unless an injunction from a court, on notice to Holder, restraining and/or enjoining conversion of all or part of the Preferred Stock of such Holder shall have been sought and obtained, and the Corporation posts a surety bond for the benefit of such Holder in the amount of 150% of the Stated Value of Preferred Stock which is subject to the injunction, which bond shall remain in effect until the completion of arbitration/litigation of the underlying dispute and the proceeds of which shall be payable to such Holder to the extent it obtains judgment. In the absence of such injunction, the Corporation shall issue Conversion Shares and, if applicable, cash, upon a properly noticed conversion. If the Corporation fails to deliver to a Holder such Conversion Shares pursuant to Section 6(d)(i) by the Share Delivery Date applicable to such conversion, the Corporation shall pay to such Holder, in cash, as liquidated damages and not as a penalty, for each $5,000 of Stated Value of Preferred Stock being converted, $50 per Trading Day (increasing to $100 per Trading Day on the third Trading Day and increasing to $200 per Trading Day on the sixth Trading Day after such damages begin to accrue) for each Trading Day after the Share Delivery Date until such Conversion Shares are delivered or Holder rescinds such conversion. Nothing herein shall limit a Holder’s right to pursue actual damages or declare a Triggering Event pursuant to Section 10 hereof for the Corporation’s failure to deliver Conversion Shares within the period specified herein and such Holder shall have the right to pursue all remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief. The exercise of any such rights shall not prohibit a Holder from seeking to enforce damages pursuant to any other Section hereof or under applicable law.

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iv. Compensation for Buy-In on Failure to Timely Deliver Conversion Shares Upon Conversion. In addition to any other rights available to the Holder, if the Corporation fails for any reason to deliver to a Holder the applicable Conversion Shares by the Share Delivery Date pursuant to Section 6(d)(i), and if after such Share Delivery Date such Holder is required by its brokerage firm to purchase (in an open market transaction or otherwise), or the Holder’s brokerage firm otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by such Holder of the Conversion Shares which such Holder was entitled to receive upon the conversion relating to such Share Delivery Date (a “Buy-In”), then the Corporation shall (A) pay in cash to such Holder (in addition to any other remedies available to or elected by such Holder) the amount, if any, by which (x) such Holder’s total purchase price (including any brokerage commissions) for the Common Stock so purchased exceeds (y) the product of (1) the aggregate number of shares of Common Stock that such Holder was entitled to receive from the conversion at issue multiplied by (2) the actual sale price at which the sell order giving rise to such purchase obligation was executed (including any brokerage commissions) and (B) at the option of such Holder, either reissue (if surrendered) the shares of Preferred Stock equal to the number of shares of Preferred Stock submitted for conversion (in which case, such conversion shall be deemed rescinded) or deliver to such Holder the number of shares of Common Stock that would have been issued if the Corporation had timely complied with its delivery requirements under Section 6(d)(i). For example, if a Holder purchases shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of shares of Preferred Stock with respect to which the actual sale price of the Conversion Shares (including any brokerage commissions) giving rise to such purchase obligation was a total of $10,000 under clause (A) of the immediately preceding sentence, the Corporation shall be required to pay such Holder $1,000. The Holder shall provide the Corporation written notice indicating the amounts payable to such Holder in respect of the Buy-In and, upon request of the Corporation, evidence of the amount of such loss. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Corporation’s failure to timely deliver the Conversion Shares upon conversion of the shares of Preferred Stock as required pursuant to the terms hereof.

v. Reservation of Shares Issuable Upon Conversion. The Corporation covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock for the sole purpose of issuance upon conversion of the Preferred Stock free from preemptive rights or any other actual contingent purchase rights of Persons other than the Holder (and the other holders of the Preferred Stock), not less than such aggregate number of shares of the Common Stock as shall (subject to the terms and conditions set forth in the Purchase Agreement) be issuable (taking into account the adjustments and restrictions of Section 7) upon the conversion of the then outstanding shares of Preferred Stock. The Corporation covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly authorized, validly issued, fully paid and nonassessable and, if the Registration Statement is then effective under the Securities Act, shall be registered for public resale in accordance with such Registration Statement (subject to such Holder’s compliance with its obligations under the Registration Rights Agreement).

vi. Fractional Shares. No fractional shares or scrip representing fractional shares shall be issued upon the conversion of the Preferred Stock. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such conversion, the Corporation shall at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Conversion Price or round up to the next whole share. Notwithstanding anything to the contrary contained herein, but consistent with the provisions of this subsection with respect to fractional Conversion Shares, nothing shall prevent any Holder from converting fractional shares of Preferred Stock.

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vii. Transfer Taxes and Expenses. The issuance of Conversion Shares on conversion of this Preferred Stock shall be made without charge to any Holder for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such Conversion Shares, provided that the Corporation shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such Conversion Shares upon conversion in a name other than that of the Holders of such shares of Preferred Stock and the Corporation shall not be required to issue or deliver such Conversion Shares unless or until the Person or Persons requesting the issuance thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid. The Corporation shall pay all Transfer Agent fees required for same-day processing of any Notice of Conversion and all fees to the Depository Trust Company (or another established clearing corporation performing similar functions) required for same-day electronic delivery of the Conversion Shares.

e) Beneficial Ownership Limitation. The Corporation shall not effect any conversion of the Preferred Stock, and a Holder shall not have the right to convert any portion of the Preferred Stock, to the extent that, after giving effect to the conversion set forth on the applicable Notice of Conversion, such Holder (together with such Holder’s Affiliates, and any Persons acting as a group together with such Holder or any of such Holder’s Affiliates (such Persons, “Attribution Parties”)) would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by such Holder and its Affiliates and Attribution Parties shall include the number of shares of Common Stock issuable upon conversion of the Preferred Stock with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which are issuable upon (i) conversion of the remaining, unconverted Stated Value of Preferred Stock beneficially owned by such Holder or any of its Affiliates or Attribution Parties and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Corporation subject to a limitation on conversion or exercise analogous to the limitation contained herein (including, without limitation, the Preferred Stock) beneficially owned by such Holder or any of its Affiliates or Attribution Parties. Except as set forth in the preceding sentence, for purposes of this Section 6(e), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. To the extent that the limitation contained in this Section 6(e) applies, the determination of whether the Preferred Stock is convertible (in relation to other securities owned by such Holder together with any Affiliates and Attribution Parties) and of how many shares of Preferred Stock are convertible shall be in the sole discretion of such Holder, and the submission of a Notice of Conversion shall be deemed to be such Holder’s determination of whether the shares of Preferred Stock may be converted (in relation to other securities owned by such Holder together with any Affiliates and Attribution Parties) and how many shares of the Preferred Stock are convertible, in each case subject to the Beneficial Ownership Limitation. To ensure compliance with this restriction, each Holder will be deemed to represent to the Corporation each time it delivers a Notice of Conversion that such Notice of Conversion has not violated the restrictions set forth in this paragraph and the Corporation shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 6(e), in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as stated in the most recent of the following: (i) the Corporation’s most recent periodic or annual report filed with the Commission, as the case may be, (ii) a more recent public announcement by the Corporation or (iii) a more recent written notice by the Corporation or the Transfer Agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of a Holder, the Corporation shall within one Trading Day confirm orally and in writing to such Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Corporation, including the Preferred Stock, by such Holder or its Affiliates or Attribution Parties since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be 4.99% (or, upon election by a Holder prior to the issuance of any shares of Preferred Stock, 9.99%) of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon conversion of Preferred Stock held by the applicable Holder. A Holder, upon notice to the Corporation, may increase or decrease the Beneficial Ownership Limitation provisions of this Section 6(e) applicable to its Preferred Stock provided that the Beneficial Ownership Limitation in no event exceeds 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon conversion of this Preferred Stock held by the Holder and the provisions of this Section 6(e) shall continue to apply. Any such increase in the Beneficial Ownership Limitation will not be effective until the 61’ day after such notice is delivered to the Corporation and shall only apply to such Holder and no other Holder. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 6(e) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation contained herein or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of Preferred Stock.

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Section 7. Certain Adjustments.

a) Stock Dividends and Stock Splits. If the Corporation, at any time while this Preferred Stock is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions payable in shares of Common Stock on shares of Common Stock or any other Common Stock Equivalents (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Corporation upon conversion of, or payment of a dividend on, this Preferred Stock), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of a reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (iv) issues, in the event of a reclassification of shares of the Common Stock, any shares of capital stock of the Corporation, then the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding any treasury shares of the Corporation) outstanding immediately before such event, and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to this Section 7(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

b) Subsequent Equity Sales. If, at any time while this Preferred Stock is outstanding and prior to the 9-month anniversary of the Closing Date, the Corporation or any Subsidiary, as applicable sells or grants any option to purchase or sells or grants any right to reprice, or otherwise disposes of or issues (or announces any sale, grant or any option to purchase or other disposition), any Common Stock or Common Stock Equivalents with net proceeds in excess of, in the aggregate, $1 million, entitling any Person to acquire shares of Common Stock at an effective price per share that is lower than the then Conversion Price (such lower price, the “Base Conversion Price” and such issuances, collectively, a “Dilutive Issuance”) (if the holder of the Common Stock or Common Stock Equivalents so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights per share which are issued in connection with such issuance, be entitled to receive shares of Common Stock at an effective price per share that is lower than the Conversion Price, such issuance shall be deemed to have occurred for less than the Conversion Price on such date of the Dilutive Issuance), then the Conversion Price shall be reduced to equal the Base Conversion Price. Such adjustment shall be made whenever such Common Stock or Common Stock Equivalents are issued. Notwithstanding the foregoing, no adjustment will be made under this Section 7(b) in respect of an Exempt Issuance. The Corporation shall notify the Holders in writing, no later than the Trading Day following the issuance of any Common Stock or Common Stock Equivalents subject to this Section 7(b), indicating therein the applicable issuance price, or applicable reset price, exchange price, conversion price and other pricing terms (such notice, the “Dilutive Issuance Notice”). For purposes of clarification, whether or not the Corporation provides a Dilutive Issuance Notice pursuant to this Section 7(b), upon the occurrence of any Dilutive Issuance, the Holders are entitled to receive a number of Conversion Shares based upon the Base Conversion Price on or after the date of such Dilutive Issuance, regardless of whether a Holder accurately refers to the Base Conversion Price in the Notice of Conversion.

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c) Subsequent Rights Offerings. In addition to any adjustments pursuant to Section 7(a) above, if at any time the Corporation grants, issues or sells any Common Stock Equivalents or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Common Stock (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete conversion of such Holder’s Preferred Stock (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights (provided, however, that, to the extent that the Holder’s right to participate in any such Purchase Right would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Purchase Right to such extent (or beneficial ownership of such shares of Common Stock as a result of such Purchase Right to such extent) and such Purchase Right to such extent shall be held in abeyance for the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).

d) Pro Rata Distributions. Other than as provided in Section 7(a), during such time as this Preferred Stock is outstanding, if the Corporation declares or makes any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a “Distribution”), at any time after the issuance of this Preferred Stock, then, in each such case, the Holder shall be entitled to participate in such Distribution to the same extent that the Holder would have participated therein if the Holder had held the number of shares of Common Stock acquirable upon complete conversion of this Preferred Stock (without regard to any limitations on conversion hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date of which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the participation in such Distribution (provided, however, to the extent that the Holder’s right to participate in any such Distribution would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Distribution to such extent (or in the beneficial ownership of any shares of Common Stock as a result of such Distribution to such extent) and the portion of such Distribution shall be held in abeyance for the benefit of the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).

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e) Fundamental Transaction. If, at any time while this Preferred Stock is outstanding, (i) the Corporation, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Corporation with or into another Person, (ii) the Corporation, directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Corporation or another Person) is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of 50% or more of the outstanding Common Stock, (iv) the Corporation, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property, or (v) the Corporation, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person whereby such other Person acquires more than 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination) (each a “Fundamental Transaction”), then, upon any subsequent conversion of this Preferred Stock, the Holder shall have the right to receive, for each Conversion Share that would have been issuable upon such conversion immediately prior to the occurrence of such Fundamental Transaction (without regard to any limitation in Section 6(e) on the conversion of this Preferred Stock), the number of shares of Common Stock of the successor or acquiring corporation or of the Corporation, if it is the surviving corporation, and any additional consideration (the “Alternate Consideration”) receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which this Preferred Stock is convertible immediately prior to such Fundamental Transaction (without regard to any limitation in Section 6(e) on the conversion of this Preferred Stock). For purposes of any such conversion, the determination of the Conversion Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Corporation shall apportion the Conversion Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any conversion of this Preferred Stock following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Corporation or surviving entity in such Fundamental Transaction shall file a new Certificate of Designation with the same terms and conditions and issue to the Holders new preferred stock consistent with the foregoing provisions and evidencing the Holders’ right to convert such preferred stock into Alternate Consideration. The Corporation shall cause any successor entity in a Fundamental Transaction in which the Corporation is not the survivor (the “Successor Entity”) to assume in writing all of the obligations of the Corporation under this Certificate of Designation and the other Transaction Documents (as defined in the Purchase Agreement) in accordance with the provisions of this Section 7(e) pursuant to written agreements in form and substance reasonably satisfactory to the Holder and approved by the Holder (without unreasonable delay) prior to such Fundamental Transaction and shall, at the option of the holder of this Preferred Stock, deliver to the Holder in exchange for this Preferred Stock a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Preferred Stock which is convertible for a corresponding number of shares of capital stock of such Successor Entity (or its parent entity) equivalent to the shares of Common Stock acquirable and receivable upon conversion of this Preferred Stock (without regard to any limitations on the conversion of this Preferred Stock) prior to such Fundamental Transaction, and with a conversion price which applies the conversion price hereunder to such shares of capital stock (but taking into account the relative value of the shares of Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such number of shares of capital stock and such conversion price being for the purpose of protecting the economic value of this Preferred Stock immediately prior to the consummation of such Fundamental Transaction), and which is reasonably satisfactory in form and substance to the Holder. Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Certificate of Designation and the other Transaction Documents referring to the “Corporation” shall refer instead to the Successor Entity), and may exercise every right and power of the Corporation and shall assume all of the obligations of the Corporation under this Certificate of Designation and the other Transaction Documents with the same effect as if such Successor Entity had been named as the Corporation herein.

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f) Calculations. All calculations under this Section 7 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 7, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding any treasury shares of the Corporation) issued and outstanding.

g) Notice to the Holders.

i. Adjustment to Conversion Price. Whenever the Conversion Price is adjusted pursuant to any provision of this Section 7, the Corporation shall promptly deliver to each Holder by facsimile or email a notice setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

ii. Notice to Allow Conversion by Holder. If (A) the Corporation shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Corporation shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Corporation shall authorize the granting to all holders of the Common Stock of rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Corporation shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Corporation is a party, any sale or transfer of all or substantially all of the assets of the Corporation, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property or (E) the Corporation shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Corporation, then, in each case, the Corporation shall cause to be filed at each office or agency maintained for the purpose of conversion of this Preferred Stock, and shall cause to be delivered by facsimile or email to each Holder at its last facsimile number or email address as it shall appear upon the stock books of the Corporation, at least twenty (20) calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange, provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice. To the extent that any notice provided hereunder constitutes, or contains, material, non-public information regarding the Corporation or any of the Subsidiaries, the Corporation shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K. The Holder shall remain entitled to convert the Conversion Amount of this Preferred Stock (or any part hereof) during the 20-day period commencing on the date of such notice through the effective date of the event triggering such notice except as may otherwise be expressly set forth herein.

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Section 8. [RESERVED]

Section 9. [RESERVED]

Section 10. [RESERVED]

Section 11. Miscellaneous.

a) Notices. Any and all notices or other communications or deliveries to be provided by the Holders hereunder including, without limitation, any Notice of Conversion, shall be in writing and delivered personally, by facsimile or e-mail attachment, or sent by a nationally recognized overnight courier service, addressed to the Corporation, at the address set forth above Attention: General Counsel, e-mail address rscott@maven.io, or such other facsimile number, e-mail address or address as the Corporation may specify for such purposes by notice to the Holders delivered in accordance with this Section 11. Any and all notices or other communications or deliveries to be provided by the Corporation hereunder shall be in writing and delivered personally, by facsimile or e-mail attachment, or sent by a nationally recognized overnight courier service addressed to each Holder at the facsimile number, e-mail address or address of such Holder appearing on the books of the Corporation, or if no such facsimile number, e-mail address or address appears on the books of the Corporation, at the principal place of business of such Holder, as set forth in the Purchase Agreement. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number or e-mail attachment at the e-mail address set forth in this Section prior to 5:30 p.m. (New York City time) on any date, (ii) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number or e-mail attachment at the e-mail address set forth in this Section on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (iii) the second Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.

b) Absolute Obligation. Except as expressly provided herein, no provision of this Certificate of Designation shall alter or impair the obligation of the Corporation, which is absolute and unconditional, to pay liquidated damages, on the shares of Preferred Stock at the time, place, and rate, and in the coin or currency, herein prescribed.

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c) Lost or Mutilated Preferred Stock Certificate. If a Holder’s Preferred Stock certificate shall be mutilated, lost, stolen or destroyed, the Corporation shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated certificate, or in lieu of or in substitution for a lost, stolen or destroyed certificate, a new certificate for the shares of Preferred Stock so mutilated, lost, stolen or destroyed, but only upon receipt of evidence of such loss, theft or destruction of such certificate, and of the ownership hereof reasonably satisfactory to the Corporation.

d) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Certificate of Designation shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware, without regard to the principles of conflict of laws thereof. All legal proceedings concerning the interpretation, enforcement and defense of the transactions contemplated by any of the Transaction Documents (whether brought against a party hereto or its respective Affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the state and federal courts sifting in the City of New York, Borough of Manhattan (the “New York Courts”). The Corporation and each Holder hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such New York Courts, or such New York Courts are improper or inconvenient venue for such proceeding. The Corporation and each Holder hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Certificate of Designation and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by applicable law. The Corporation and each Holder hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Certificate of Designation or the transactions contemplated hereby. If the Corporation or any Holder shall commence an action or proceeding to enforce any provisions of this Certificate of Designation, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys’ fees and other costs and expenses incurred in the investigation, preparation and prosecution of such action or proceeding.

e) Waiver. Any waiver by the Corporation or a Holder of a breach of any provision of this Certificate of Designation shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Certificate of Designation or a waiver by any other Holders. The failure of the Corporation or a Holder to insist upon strict adherence to any term of this Certificate of Designation on one or more occasions shall not be considered a waiver or deprive that party (or any other Holder) of the right thereafter to insist upon strict adherence to that term or any other term of this Certificate of Designation on any other occasion. Any waiver by the Corporation or a Holder must be in writing.

f) Severability. If any provision of this Certificate of Designation is invalid, illegal or unenforceable, the balance of this Certificate of Designation shall remain in effect, and if any provision is inapplicable to any Person or circumstance, it shall nevertheless remain applicable to all other Persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder violates the applicable law governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum rate of interest permitted under applicable law.

g) Next Business Day. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

h) Headings. The headings contained herein are for convenience only, do not constitute a part of this Certificate of Designation and shall not be deemed to limit or affect any of the provisions hereof.

i) Status of Converted or Redeemed Preferred Stock. Shares of Preferred Stock may only be issued pursuant to the Purchase Agreement. If any shares of Preferred Stock shall be converted, redeemed or reacquired by the Corporation, such shares shall resume the status of authorized but unissued shares of preferred stock and shall no longer be designated as Series H Convertible Preferred Stock.

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RESOLVED, FURTHER, that the Chairman, the president or any vice-president, and the secretary or any assistant secretary, of the Corporation be and they hereby are authorized and directed to prepare and file this Certificate of Designation of Preferences, Rights and Limitations in accordance with the foregoing resolution and the provisions of Delaware law.

IN WITNESS WHEREOF, the undersigned have executed this Certificate this 8th day of August 2018.

/s/ Joshua Jacobs		/s/ Martin Heimbigner
Name:	Joshua Jacobs	Name:	Martin Heimbigner
Title:	President	Title:	Secretary

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ANNEX A

NOTICE OF CONVERSION

(TO BE EXECUTED BY THE REGISTERED HOLDER IN ORDER TO CONVERT SHARES OF PREFERRED STOCK)

The undersigned hereby elects to convert the number of shares of Series H Convertible Preferred Stock indicated below into shares of common stock, par value $0.01 per share (the “Common Stock”), of TheMaven, Inc., a Delaware corporation (the “Corporation”), according to the conditions hereof, as of the date written below. If shares of Common Stock are to be issued in the name of a Person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as may be required by the Corporation in accordance with the Purchase Agreement. No fee will be charged to the Holders for any conversion, except for any such transfer taxes.

Conversion calculations:

Date to Effect Conversion: ____________________________________________________

Number of shares of Preferred Stock owned prior to Conversion: ______________________

Number of shares of Preferred Stock to be Converted: ______________________________

Stated Value of shares of Preferred Stock to be Converted: __________________________

Number of shares of Common Stock to be Issued: _________________________________

Applicable Conversion Price: _________________________________________________

Number of shares of Preferred Stock subsequent to Conversion: ______________________

Address for Delivery: ________________________________________________________

or

DWAC Instructions:

Broker no:_______

Account no:_________

[HOLDER]

By:
Name:
Title:

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Exhibit C to Amended and Restated Certificate of Incorporation

CERTIFICATE OF DESIGNATIONS

OF

SERIES L JUNIOR PARTICIPATING PREFERRED STOCK

OF

THEMAVEN, Inc.

(Pursuant to Section 151 of the Delaware General Corporation Law)

In accordance with Section 151 of the Delaware General Corporation Law, the undersigned corporation, hereby certifies that the following resolution was adopted by the Special Finance & Governance Committee (the “Special Committee”) of the Board of Directors (the “Board”) of TheMaven, Inc., a Delaware corporation (the “Corporation”) at a meeting of the Special Committee duly called and held on May 2, 2021:

RESOLVED, that pursuant to the authority granted to and vested in the Special Committee in accordance with the provisions of the Amended and Restated Certificate of Incorporation, the Special Committee hereby creates a series of Preferred Stock, par value $0.01 per share, of the Corporation (the “Preferred Stock”), and hereby states the designation and number of shares, and fixes the relative rights, preferences, and limitations thereof as follows:

Series L Junior Participating Preferred Stock:

(1) Designation and Amount. The shares of such series shall be designated as “Series L Junior Participating Preferred Stock” (the “Series L Preferred Stock”) and the number of shares constituting the Series L Preferred Stock shall be 600,000. Such number of shares may be increased or decreased by resolution of the Board; provided, that no decrease shall reduce the number of shares of Series L Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation convertible into Series L Preferred Stock.

(2) Dividends and Distributions.

(a) Subject to the rights of the holders of any shares of any series of Preferred Stock (or any similar stock) ranking prior and superior to the Series L Preferred Stock with respect to dividends, the holders of shares of Series L Preferred Stock, in preference to the holders of common stock, par value $0.01 per share (the “Common Stock”), of the Corporation, and of any other junior stock, shall be entitled to receive, when, as and if declared by the Board out of funds legally available for the purpose, quarterly dividends payable in cash on the first day of March, June, September and December in each year (each such date being referred to herein as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series L Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (1) $1.00 or (2) subject to the provision for adjustment hereinafter set forth, 1,000 times the aggregate per share amount of all-cash dividends, and 1,000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions, other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series L Preferred Stock. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount to which holders of shares of Series L Preferred Stock were entitled immediately prior to such event under clause (2) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(b) The Corporation shall declare a dividend or distribution on the Series L Preferred Stock as provided in paragraph (a) of this subsection immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided, that in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $1.00 per share on the Series L Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

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(c) Dividends shall begin to accrue and be cumulative on outstanding shares of Series L Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series L Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series L Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board may fix a record date for the determination of holders of shares of Series L Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than sixty (60) days prior to the date fixed for the payment thereof.

(6) Voting Rights. The holders of shares of Series L Preferred Stock shall have the following voting rights:

(a) Subject to the provision for adjustment hereinafter set forth, each share of Series L Preferred Stock shall entitle the holder thereof to 1,000 votes on all matters submitted to a vote of the stockholders of the Corporation. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the number of votes per share to which holders of shares of Series L Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(b) Except as otherwise provided herein, in any other certificate of designations creating a series of Preferred Stock or any similar stock, or by law, the holders of shares of Series L Preferred Stock and the holders of shares of Common Stock and any other capital stock of the Corporation having general voting rights shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

(c) Except as set forth herein, or as otherwise provided by law, holders of Series L Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

(7) Certain Restrictions.

(a) Whenever quarterly dividends or other dividends or distributions payable on the Series L Preferred Stock as provided in Section (2) are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series L Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

(1) declare or pay dividends, or make any other distributions, on any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series L Preferred Stock;

(2) declare or pay dividends, or make any other distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series L Preferred Stock, except dividends paid ratably on the Series L Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

128

(3) redeem or purchase or otherwise acquire for consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series L Preferred Stock other than (A) such redemptions or purchases that may be deemed to occur upon the exercise of stock options, warrants or similar rights or grant, vesting or lapse of restrictions on the grant of any other performance shares, restricted stock, restricted stock units or other equity awards to the extent that such shares represent all or a portion of (x) the exercise or purchase price of such options, warrants or similar rights or other equity awards and (y) the amount of withholding taxes owed by the recipient of such award in respect of such grant, exercise, vesting or lapse of restrictions; (B) the repurchase, redemption, or other acquisition or retirement for value of any such shares from employees, former employees, directors, former directors, consultants or former consultants of the Corporation or their respective estate, spouse, former spouse or family member, pursuant to the terms of the agreements pursuant to which such shares were acquired, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series L Preferred Stock; or

(4) redeem or purchase or otherwise acquire for consideration any shares of Series L Preferred Stock, or any shares of stock ranking on a parity with the Series L Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board) to all holders of such shares upon such terms as the Board, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith shall result in fair and equitable treatment among the respective series or classes.

(b) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (a) of this Section (4), purchase or otherwise acquire such shares at such time and in such manner.

(5) Reacquired Shares. Any shares of Series L Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock subject to the conditions and restrictions on issuance set forth herein, in the Certificate of Incorporation, or in any other certificate of designations creating a series of Preferred Stock or any similar stock or as otherwise required by law.

(6) Liquidation, Dissolution or Winding Up. Upon any liquidation, dissolution or winding up of the Corporation, voluntary or otherwise, no distribution shall be made (1) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series L Preferred Stock unless, prior thereto, the holders of shares of Series L Preferred Stock shall have received the greater of (A) $1,000 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, and (B) an amount, subject to the provision for adjustment hereinafter set forth, equal to 1,000 times the aggregate amount to be distributed per share to holders of shares of Common Stock, or (2) to the holders of shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series L Preferred Stock, except distributions made ratably on the Series L Preferred Stock and all such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the aggregate amount to which holders of shares of Series L Preferred Stock were entitled immediately prior to such event under the proviso in clause (1) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(7) Consolidation, Merger, Etc. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Series L Preferred Stock shall at the same time be similarly exchanged or changed into an amount per share, subject to the provision for adjustment hereinafter set forth, equal to 1,000 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series L Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

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(8) No Redemption. The shares of Series L Preferred Stock shall not be redeemable.

(9) Rank. The Series L Preferred Stock shall rank, with respect to the payment of dividends and the distribution of assets, junior to all series of any other class of the Corporation’s Preferred Stock, and shall rank senior to the Common Stock as to such matters.

(10) Amendment. The Amended and Restated Certificate of Incorporation of the Corporation shall not be amended in any manner which would materially alter or change the powers, preferences or special rights of the Series L Preferred Stock so as to affect them adversely without the affirmative vote of the holders of at least two-thirds of the outstanding shares of Series L Preferred Stock, voting together as a single class.

(11) Fractional Shares. The Series L Preferred Stock may be issued in fractions of a share, which fractions shall entitle the holder, in proportion to such holder’s fractional shares, to exercise voting rights, receive dividends, participate in distributions, and to have the benefit of all other rights of holders of Series L Preferred Stock.

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IN WITNESS WHEREOF, TheMaven, Inc. has caused this Certificate to be executed by its duly authorized officer this 4th day of May, 2021.

THEMAVEN, Inc.

By:	/s/ Doug Smith
Name:	Doug Smith
Title:	Chief Financial Officer

[Signature Page to Certificate of Designations]

131

EXHIBIT F TO THE PROXY STATEMENT

SECOND AMENDMENT TO

THEMAVEN, INC.

2019 EQUITY INCENTIVE PLAN

WHEREAS, the Board of Directors of TheMaven, Inc. (the “Company”) has adopted the Company’s 2019 Equity Incentive Plan (as amended by the First Amendment to TheMaven, Inc. 2019 Equity Incentive Plan dated as of March 16, 2020, the “Plan”) and has recommended the Plan be presented to the shareholders of the Company for their approval;

WHEREAS, pursuant to Section 3(a) of the Plan, a Share Reserve (as defined under the Plan) of 85,000,000 shares of the Common Stock (as defined under the Plan) has been reserved for issuance under the Plan;

WHEREAS, the Company desires to increase the Share Reserve to an aggregate of 185,000,000 shares of Common Stock, including shares and Stock Awards previously issued thereunder; and

WHEREAS, Section 2(b) of the Plan permits the Board of Directors of the Company to amend the Plan from time to time, subject only to certain limitations specified therein.

NOW, THEREFORE, the following amendments and modifications are hereby made a part of the Plan, subject to the approval of shareholders of the Company:

1.	Section 3(a) of the Plan shall be, and hereby is, amended to increase the Share Reserve to 185,000,000, and the first sentence of such section is thereby to read as follows:

“Subject to the provisions of Section 9(a) relating to Capitalization Adjustments, the aggregate number of shares of Common Stock that may be issued pursuant to Stock Awards beginning on the Effective Date may not exceed 185,000,000 shares (the “Share Reserve”).”

2.	In all other respects, the Plan, as amended, is hereby ratified and confirmed and shall remain in full force and effect.

IN WITNESS WHEREOF, the Company has executed this Second Amendment to its 2019 Equity Incentive Plan as of February 18, 2021.

THEMAVEN, INC.

By:	/s/ Douglas Smith
Name:	Douglas Smith
Title:	Chief Financial Officer

132

EXHIBIT G TO THE PROXY STATEMENT

THIRD AMENDMENT TO

THEMAVEN, INC.

2019 EQUITY INCENTIVE PLAN

WHEREAS, the Board of Directors (the “Board”) of TheMaven, Inc. (the “Company”) has adopted the Company’s 2019 Equity Incentive Plan (as amended by the First Amendment to TheMaven, Inc. 2019 Equity Incentive Plan dated as of March 16, 2020, and the Second Amendment to TheMaven, Inc. 2019 Equity Incentive Plan, collectively the “Plan”) and has recommended the Plan be presented to the stockholders of the Company for their approval;

WHEREAS, pursuant to Section 3(b) of the Plan, if any shares of Common Stock (as defined in the Plan) automatically issued pursuant to a Stock Award (as defined in the Plan) are forfeited back to the Company, such forfeited shares revert to and again become available for issuance under the plan; however, any such shares may not be subsequently issued pursuant to the exercise of Incentive Stock Options (as defined under the Plan);

WHEREAS, the Company desires to retroactively amend Section 3(b) of the Plan, to the inception of the Plan, such that all shares that have been and will be forfeited back to the Company or otherwise reacquired by the Company, may be subsequently issued under the Plan at the discretion of the Board, including pursuant to the exercise of Incentive Stock Options;

WHEREAS, pursuant to Section 3(c) of the Plan, the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options is 48,364,018 shares of Common Stock;

WHEREAS, the Company desires to amend Section 3(c) of the Plan, to the inception of the Plan, to reflect the Company’s intention since inception of the Plan of having all of the Company’s Share Reserve (as defined under the Plan) be issuable as Incentive Stock Options in the Board’s discretion; and

WHEREAS, Section 2(b) of the Plan permits the Board of Directors of the Company to amend the Plan from time to time, subject only to certain limitations specified therein.

NOW, THEREFORE, the following amendments and modifications are hereby made a part of the Plan, subject to the approval of stockholders of the Company:

1.	Section 3(b) of the Plan shall be, and hereby is, retroactively amended to the inception of the Plan to reflect that all the shares that have been and will be forfeited back to the Company, or otherwise reacquired by the Company, may be subsequently issued under the Plan at the discretion of the Board, including pursuant to the exercise of Incentive Stock Options, and Section 3(b) of the Plan is thereby to read as follows:

“(b) “Reversion of Shares to the Share Reserve. If any shares of Common Stock automatically issued pursuant to a Stock Award are forfeited back to the Company because of the failure to meet a contingency or condition required to vest the shares in the Participant, then the forfeited shares revert to and again become available for issuance under this Plan. Also, any shares reacquired by the Company pursuant to Section 8(g) or as consideration for the exercise of an Option will again become available for issuance under this Plan, including issuance pursuant to the exercise of Incentive Stock Options.”

2.	Section 3(c) of the Plan shall be, and hereby is, retroactively amended to the inception of the Plan to reflect the Company’s intention since inception of the Plan of having all of the Company’s Share Reserve (as defined under the Plan) be issuable as Incentive Stock Options in the Board’s discretion, and Section 3(c) of the Plan is thereby to read as follows:

“(c) “Incentive Stock Option Limit. Notwithstanding anything to the contrary in this Section 3(c), subject to the provisions of Section 9(a) relating to Capitalization Adjustments, the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options shall not exceed the total aggregate number of shares of Common Stock that may be subject to or delivered under Stock Awards under the Plan, as the same may be amended from time to time.”

3.	In all other respects, the Plan, as amended, is hereby ratified and confirmed and shall remain in full force and effect.

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IN WITNESS WHEREOF, the Company has executed this Third Amendment to its 2019 Equity Incentive Plan as of ____________, 2021.

THEMAVEN, INC.

By:
Name:
Title:

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ANNEX A TO PROXY STATEMENT

AMENDED AND RESTATED AUDIT COMMITTEE CHARTER

COMPOSITION AND ORGANIZATION

The Audit Committee (the “Committee”) of the Board of Directors of TheMaven, Inc., a Delaware corporation (the “Company”) shall be composed of three or more directors, each of whom:

●	shall satisfy the criteria established in Rule 10A-3 under the Securities Exchange Act of 1934, as amended;

●	shall qualify as an “independent director” as defined by the rules of the National Association of Securities Dealers Automated Quotation system (“NASDAQ”) in effect at the time of his or her appointment as a member of the Committee; and

●	shall be financially literate, as interpreted by the Board of Directors in its business judgment (or shall become financially literate within a reasonable period of time after his or her appointment).

In addition, at least one member of the Committee shall be an “audit committee financial expert” in accordance with Item 407(d)(5)(ii) of Regulation S-K. A person who satisfies this definition of “audit committee financial expert” will also be presumed to have accounting or related financial management expertise.

The chairman of the Committee shall have accounting or related financial management expertise, as the Board of Directors interprets this qualification in its business judgment. No member of the Committee may serve simultaneously on the audit committee of more than two other public companies without prior approval of the Board of Directors.

The Board of Directors shall have sole authority to appoint and remove members of the Committee. Each year, following the Company’s Annual Meeting, the Board of Directors shall appoint the members of the Committee and select a Chairman of the Committee. Such appointments shall be made based on recommendations from the Nominating and Corporate Governance Committee of the Board of Directors. In the absence of action by the Board, the existing committee members shall continue to serve as such until they resign or are removed. The Board of Directors may remove any member from the Committee at any time with or without cause.

The Chief Financial Officer shall serve as the Company liaison with the Committee.

PURPOSE

The purpose of the Audit Committee is to assist the Board of Directors in fulfilling its fiduciary responsibilities by providing informed, vigilant, and effective oversight of:

●	Accounting policies, procedures, and controls;

●	The performance of the internal audit function and the independent auditors;

●	The qualifications and independence of the independent auditor;

●	The quality and integrity of the Company’s consolidated financial statements and related reports; and

●	The Company’s compliance with legal and regulatory requirements.

RESPONSIBILITIES

The responsibilities of the Audit Committee shall consist of those set forth in this Charter and such additional responsibilities as may be assigned to the Committee from time to time by the Board of Directors. The Committee shall:

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1.	Be solely responsible for the appointment, retention, termination, compensation and oversight of the work of the independent auditor, including the approval of all engagement fees, terms, and the annual audit plan. The independent auditor shall report directly to the Committee.

2.	Review the qualifications and take all appropriate actions to ensure the independence of the independent auditor, including:

a.	At least annually, obtaining and reviewing a report by the independent auditor describing:

i.	the auditor’s internal quality-control procedures;

ii.	any material issues raised by the most recent internal quality-control review, or peer review, of the auditor, or by any inquiry or investigation by a governmental or professional authority within the preceding five years, concerning one or more windependent audits conducted by the auditor, and the steps taken by the auditor to deal with any such issues; and

iii.	all relationships between the Company and the auditor necessary to assess the auditor’s independence;

b.	Reviewing and evaluating the qualifications, performance, and independence of the independent auditor’s lead partner;

c.	Assuring the regular rotation of the lead audit partner to the extent required by law or more frequently as the Committee otherwise deems appropriate;

d.	Considering to the extent that the Committee deems appropriate the regular rotation of the accounting firm performing the independent audit;

e.	Obtaining written disclosures and the letter from the independent auditor required by applicable requirements of the Public Company Accounting Oversight Board regarding communications with the Committee concerning independence, and discussing with the independent auditor the auditor’s independence;

f.	Discussing with the independent auditor any disclosed relationships or services that may impact the objectivity and independence of the auditor;

g.	Reviewing at the beginning of each year, management’s plan for any non-audit services to be provided by the independent auditor; and

h.	Approving in advance all non-audit engagements (other than those that qualify as “de minimus” within the meaning of the Sarbanes-Oxley Act of 2002) of the independent auditor.

Upon the conclusion of this review, the Committee shall present to the entire Board of Directors its conclusion with regard to the independence of the independent auditor.

3.	In connection with the annual audit, meet privately with the independent auditor to review any difficulties encountered with the annual audit, including restrictions on the scope of the audit, access to requested information or significant disagreements with management, and management’s response thereto.

4.	Prior to the release of the Annual Report to shareholders and the filing with the Securities and Exchange Commission (“SEC”) of each Annual Report on Form 10-K:

a.	Review with the financial and accounting officers of the Company and with the Company’s independent auditor:

i.	The results of the external audit,

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ii.	The consolidated financial statements, including the notes thereto, and the auditor’s opinion thereon, and

iii.	The “Management’s Discussion and Analysis” section of Form 10-K.

b.	Communicate with the independent auditor concerning all matters required to be discussed by applicable audit standards adopted by the Public Company Accounting Oversight Board (“PCAOB”), including Auditing Standards No. 1301, Communications with Audit Committees (“AS No. 1301”), which was originally adopted as Auditing Standard No. 16, Communications with Audit Committees (“AS No. 16”), but was renumbered effective December 31, 2016.

c.	Resolve any disagreements between management and the independent auditor regarding financial reporting.

5.	Prior to the filing of each Quarterly Report on Form 10-Q with the SEC:

a.	Review with the financial and accounting officers of the Company and with the Company’s independent auditor:

i.	The quarterly consolidated financial statements, including the notes thereto, and

ii.	The “Management’s Discussion and Analysis” section of the Form 10-Q.

b.	Ensure that the independent auditor conducts a SAS 100 interim financial review of the financial statements to be filed and provides the Committee with a summary of the matters described in AS No. 1301, which was originally adopted as AS No. 16; and

c.	Resolve any disagreements between management and the independent auditor regarding financial reporting.

6.	Review with management the policies and practices of the Company concerning, and the general content of, earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies.

7.	Review and discuss periodically with management, the internal audit department, and the Company’s independent auditor the adequacy and effectiveness of the Company’s internal accounting and disclosure controls, including any significant deficiencies or material weaknesses in the design or operation of, and any material changes in, the Company’s internal controls, any special audit steps adopted in light of any material control deficiencies, and the review of any recommendations from the independent auditor for improving accounting procedures and controls.

8.	Review accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles, and any significant changes in reporting standards and regulatory agency pronouncements that have or may have in the future a significant impact on the consolidated financial statements of the Company.

9.	Review the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company.

10.	Review analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements.

11.	Review with management, the independent auditor, and the general counsel or outside counsel (as applicable), all significant litigation, contingencies, claims or assessments and all material accounting issues that require disclosure in the financial statements.

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12.	Review periodically with management the Company’s major financial risk exposures, the policies, guidelines and process by which management assesses the Company’s risks, and the steps management has taken to monitor and control such exposures.

13.	Review and discuss with management and the independent auditor the Committee’s understanding of any related party relationship or transaction(s) that is significant to the Company and matters arising from the independent auditor’s evaluation of the Company’s identification of, accounting for, and disclosure of its relationships or transactions with any related party.

14.	Assist the Board of Directors in the oversight of the Company’s internal audit function, including:

a.	Discussing annually with the independent auditor the responsibilities, budget and staffing of the internal audit function;

b.	Reviewing and approving annually with the internal auditors the planned scope of the internal audit work, including reviews of information technology controls and procedures and approving any subsequent changes to the previously approved scope of the audit plan;

c.	Reviewing reports issued by the internal auditors and management’s actions related thereto;

d.	Ensuring a cooperative working relationship between the internal audit department and the independent auditor; and

e.	Approving the appointment or termination of the head of the internal audit function.

15.	Periodically review the Company’s management succession plans as they relate to oversight of the financial operations of the Company, and make any recommendations to the Board of Directors that the Committee deems appropriate.

16.	Review annually the expense reimbursements to senior officers of the Company to determine if the expenses are in line with established Company guidelines and IRS regulations.

17.	To set Company hiring policies for the employment by the Company of employees or former employees of the independent auditor.

18.	Review the results of the annual survey of officers and supervisors for compliance with matters within the scope of the Committee’s authority.

19.	Review annually with management the compliance by the Company with the Foreign Corrupt Practices Act.

20.	Review and assess, at least annually, compliance with the Company’s Business Code of Ethics and Conduct and the Code of Ethics for Financial Officers, to investigate any alleged breach or violations of such Codes, and to enforce the provisions of such Codes.

21.	Establish, periodically review and oversee the Company’s procedures for:

a.	The receipt, retention, and treatment of complaints received by the issuer regarding accounting, internal accounting controls, or audit matters; and

b.	The confidential and anonymous submission by whistle-blowers of concerns regarding questionable accounting and auditing matters.

22.	Investigate any other matters brought to the Committee’s attention within the scope of its responsibilities.

23.	Periodically meet separately with management, the internal auditors, and the independent auditor as necessary to assure a smooth functioning of the annual audit and the internal audit program and otherwise to fulfill its responsibilities under the Charter.

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24.	Review, at least annually, the Company’s insurance coverages, the results of the insurance renewal process and insurance related trends.

25.	Provide oversight for all matters related to the security of and risks related to information technology systems and procedures.

26.	Report regularly to the Board of Directors and review with the Board any issues that arise with respect to:

a.	The quality or integrity of the Company’s financial statements;

b.	The Company’s compliance with legal and regulatory requirements;

c.	The performance and independence of the Company’s independent auditor; and

d.	The performance of the internal audit function.

27.	Prepare the Audit Committee Report that the Company, in accordance with SEC rules, is required to include in the Company’s Proxy Statement for the Annual Meeting.

28.	Prepare the disclosures required by Item 407(d)(3)(i) of Regulation S-K, including the Committee’s recommendation to the Board of Directors that the audited financial statements be included in the Form 10-K, which are based on its review of the financial statements and discussions with management and the external auditor.

29.	Review and reassess the Company’s Audit and Non-Audit Services Pre-Approval Policy on an annual basis.

30.	Review and reassess this Charter on an annual basis, and recommend any proposed changes to the Board for approval.

31.	Ensure that a copy of this Charter is available on the Company’s public website, or otherwise included as an appendix to the Company’s proxy statement each year.

The Committee is authorized (without further approval of the Board of Directors) to expend Company resources whenever necessary to fulfill its responsibilities, including the hiring of independent counsel and other advisers to the extent it deems necessary or appropriate to carry out its responsibilities, and payment of ordinary administrative expenses incurred by the Committee.

MEETINGS AND MINUTES

The Committee shall hold meetings, in person or by telephone, at such times and with such frequency as it deems necessary to carry out its duties and responsibilities under this Charter. It is anticipated that the Committee will hold at least four meetings per year either in person or via telephone.

Special meetings of the Committee may be called by the Chairman of the Board, the Chief Executive Officer of the Company or by the Chairman of the Committee, with notice of any such special meeting to be given in accordance with the Company’s Bylaws. A majority of the members of the Committee shall constitute a quorum for the transaction of business by the Committee. At the discretion of the Committee, other members of the Board of Directors and any officer or employee of the Company may be invited to attend and participate in meetings of the Committee. The Committee also may act by unanimous written consent in accordance with the terms of the Company’s Bylaws.

If approved by the Board of Directors, the Committee may delegate any of its responsibilities under this Charter, along with the authority to take action in relation to such responsibilities, to a subcommittee composed solely of members of the Committee.

Minutes of each Committee meeting and records of all other Committee actions shall be prepared by a secretary of the meeting designated by the Committee, and shall once approved by the Committee, be retained with the permanent records of the Company.

A report on each meeting of the Committee and on each action of the Committee taken by unanimous written consent shall be provided to the Board of Directors by the Chairman of the Committee (or, in the Chairman’s absence, by another member of the Committee) at the next regularly scheduled meeting of the Board of Directors or as otherwise requested by the Board of Directors.

ANNUAL PERFORMANCE EVALUATION

The performance of the Committee shall be reviewed and evaluated annually by the Board of Directors based on review criteria and procedures developed by the Corporate Governance Committee.

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ANNEX B TO THE PROXY STATEMENT

AMENDED & RESTATED COMPENSATION COMMITTEE CHARTER

COMPOSITION AND ORGANIZATION

The Compensation Committee (the “Committee”) of the Board of Directors of TheMaven, Inc., a Delaware corporation (the “Company”) shall be composed of not less than three directors each of whom is not an employee of the Company or any of its subsidiaries and each of whom shall qualify as:

●	An “independent director” as defined by the rules of the National Association of Securities Dealers Automated Quotation system (“NASDAQ”).

●	A “non-employee director” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended; and

●	An “outside director” within the meaning of Section 162(m) of the Internal Revenue Code,

in each case, in accordance with these requirements as in effect at the time the director is appointed as a member of the Committee.

The Board of Directors shall have sole authority to appoint and remove members of the Committee. Each year, following the Company’s Annual Meeting, the Board of Directors shall appoint the members of the Committee and select a Chairman of the Committee, who may be the incumbent Chairman or another member of the Committee. The Board may remove and replace a member of the Committee at any time in its sole discretion. In the absence of action by the Board, the existing Committee members shall continue to serve as such until they resign or are removed.

The Chairman of the Board shall serve as the Company liaison with the Committee.

PURPOSE

The Compensation Committee shall carry out the responsibilities delegated by the Board relating to the review and determination of executive compensation, including but not limited to:

●	Providing effective oversight of the Company’s compensation policies and employee benefit plans; and

●	Discharging the Board’s responsibilities relating to the compensation of the Company’s Chief Executive Officer (the “CEO”) and other executive officers and to review, evaluate and approve the Company’s significant compensation plans, policies and programs in general and as they affect the CEO and other executive officers.

RESPONSIBILITIES

The responsibilities of the Compensation Committee shall consist of those set forth in this Charter and such additional responsibilities as may be assigned to the Committee from time to time by the Board of Directors. The Committee shall exercise its responsibilities under this Charter in a manner consistent with the Company’s goal of maintaining compensation policies and practices and employee benefit plans that (i) promote the competitive position of the Company, (ii) are fair to employees, and (iii) comply with all applicable accounting rules and regulations, tax laws, securities laws and other regulatory requirements.

The Committee shall:

1.	Consider, review, recommend to the Board of Directors for adoption, and administer executive compensation policies and practices, including incentive compensation plans and equity-based plans, that:

a.	Are consistent with the Company’s overall business strategy and objectives;

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b.	Contribute to the ability of the Company to attract, retain, and motivate employees; and

c.	Appropriately link the Company’s incentive compensation policies and practices to the performance of the Company and the creation of shareholder value.

2.	Report to Board of Directors, at least annually, on the following matters as they relate to the Chief Executive Officer and all other executive officers who report to the CEO (“covered officers”): (i) annual base salary levels, (ii) annual incentive opportunity levels, (iii) long-term incentive opportunity levels, (iv) executive perquisites, (v) employment agreements, (vi) change in control provisions/agreements, and (vi) other supplemental benefits.

3.	With respect to the CEO and any other covered officer of the Company:

a.	Review and approve annually the corporate goals and objectives relevant to the compensation of the officer (which goals and objectives may include (A) the performance of the officer, divisions of the Company, or the Company as a whole relative to pre-established performance goals and objectives and (B) the performance of divisions of the Company or the Company as a whole relative to appropriate comparison companies or peer groups);

b.	Evaluate the officer’s performance in light of the established goals and objectives; and

c.	Determine and approve the officer’s compensation level based on this evaluation.

In determining the long-term incentive component of the officer’s compensation, the Committee shall consider (i) the Company’s performance and relative shareholder return, (ii) the value of similar incentive awards to similarly ranking officers at comparable companies, and (iii) the awards to the officer in past years. In evaluating and determining CEO compensation, the Committee shall also consider the results of the most recent shareholder advisory vote on executive compensation (“Say on Pay Vote”) required by Section 14A of the Exchange Act. The Committee shall also review the Company’s incentive compensation arrangements to determine whether they encourage excessive risk-taking, to review and discuss at least annually the relationship between risk management policies and practices and compensation, and to evaluate compensation policies and practices that could mitigate any such risk.

4.	The Committee shall also have the authority to administer the Company’s incentive compensation plans and equity-based plans, including designation of the employees to whom the awards are to be granted, the amount of the award or equity to be granted and the terms and conditions applicable to each award or grant, subject to the provisions of each plan. In reviewing and making recommendations regarding incentive compensation plans and equity-based plans, including whether to adopt, amend or terminate any such plans, the Committee shall consider the results of the most recent Say on Pay Vote.

5.	From time to time as the Committee deems appropriate or as requested by the Board of Directors, evaluate the Company’s director compensation arrangements, including the appropriate levels of director cash and stock compensation, and make any recommendations to the Board in this regard that the Committee deems appropriate.

6.	Review annually, in conjunction with the CEO, the Company’s management succession plans, make any recommendations to the Board of Directors that the Committee deems appropriate and oversee the implementation of the succession plans.

7.	Prepare the disclosure required by Item 407(e)(5) of Regulation S-K promulgated by the Securities and Exchange Commission.

8.	Review and discuss the Compensation Discussion and Analysis with the management of the Company, and recommend to the Board of Directors that the Compensation Discussion and Analysis, and any revisions thereto, be adopted and included in the Company’s annual Proxy Statement.

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9.	Recommend to the Board of Directors proposals for inclusion in the Company’s proxy statement regarding the frequency that advisory shareholder votes on the compensation of the Company’s named executive officers (“say-on-frequency votes”) will be taken, review the results of such say-on-frequency votes and, if the Committee deems appropriate, recommend for the Board’s consideration proposed actions based upon such say-on-frequency votes.

10.	Review the results of any Say-on-Pay vote and, if the Committee deems appropriate, recommend for the Board’s consideration proposed actions based upon such vote.

In carrying out the foregoing responsibilities, the Committee, to the extent that it deems appropriate (and, in the case of any of the Company’s employee benefit plans, to the extent permitted by the plan), may delegate the day-to-day administration of matters under its authority to employees of the Company, or a subcommittee, subject in all cases to the Committee’s oversight responsibility.

The Committee, in its sole discretion, may retain or obtain the advice of legal counsel, consultants, or other advisors to assist it in the discharge of its responsibilities under this Charter. The Committee shall evaluate whether any legal counsel, consultant, or other advisor retained or to be retained by the Committee is independent within the meaning of Rule 10C-1 promulgated under the Securities Exchange Act of 1934, as amended and the listing standards of the New York Stock Exchange. The Committee shall be directly responsible for the appointment, compensation and oversight of the work of any legal counsel, consultant, or other advisor retained by the Committee, which includes having the sole authority to approve fees and other retention terms, with such fees to be borne by the Company.

MEETINGS AND MINUTES

The Committee shall hold meetings, in person or by telephone, at such times and with such frequency as it deems necessary to carry out its duties and responsibilities under this Charter. Special meetings of the Committee may be called by the Chairman of the Board, the President of the Company or by the Chairman of the Committee, with notice of any such special meeting to be given in accordance with the Company’s Bylaws. A majority of the members of the Committee shall constitute a quorum for the transaction of business by the Committee. At the discretion of the Committee, other members of the Board and any officer or employee of the Company may be invited to attend and participate in meetings of the Committee. However, the Committee shall meet regularly without such members present, and in all cases the CEO and any other such officers shall not be present during the portion of meetings at which their compensation or performance is discussed or determined. The Committee also may act by unanimous written consent in accordance with the terms of the Company’s Bylaws.

If approved by the Board of Directors, the Committee may delegate any of its responsibilities under this Charter to a subcommittee composed solely of members of the Committee.

Minutes of each Committee meeting and records of all other Committee actions shall be prepared by a secretary of the meeting designated by the Committee, and shall be retained with the permanent records of the Company.

A report on each meeting of the Committee and on each action of the Committee taken by unanimous written consent shall be provided to the Board of Directors by the Chairman of the Committee (or, in the Chairman’s absence, by another member of the Committee) at the next regularly scheduled meeting of the Board of Directors or as otherwise requested by the Board of Directors.

ANNUAL PERFORMANCE EVALUATION

The Committee shall review and assess this Charter and evaluate the performance of the Committee annually and recommend any proposed changes to the Board of Directors. In addition to the Committee’s self-evaluation of its performance, the performance of the Committee shall be reviewed and evaluated annually by the Board of Directors based on review criteria and procedures developed by the Corporate Nominating and Governance Committees.

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ANNEX C TO THE PROXY STATEMENT

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER

COMPOSITION AND ORGANIZATION

The Nominating and Corporate Governance Committee (the “Committee”) of the Board of Directors of TheMaven, Inc., a Delaware corporation (the “Company”) shall be composed of three or more directors, each of whom is an “independent director” as defined by the rules of the National Association of Securities Dealers Automated Quotation system (“NASDAQ”) and the Company’s “Corporate Governance Guidelines on Director Independence” in effect at the time the director is appointed as a member of the Committee.

The Board of Directors shall have sole authority to appoint and remove members of the Committee. Each year, following the Company’s Annual Meeting, the Board of Directors shall appoint the members of the Committee and select a Chairman of the Committee, who may be the incumbent Chairman or another member of the Committee. In the absence of action by the Board, the existing committee members shall continue to serve as such until they resign or are removed. The Board of Directors may remove any member from the Committee at any time with or without cause.

The Chairman of the Board shall serve as the Company liaison with the Committee.

PURPOSE

The Nominating and Corporate Governance Committee shall assist the Board of Directors in carrying out its responsibilities to manage the business and affairs of the Company by:

●	developing and recommending to the Board for adoption, and thereafter periodically reviewing and maintaining, corporate governance principles and guidelines applicable to the Company (“Corporate Governance Guidelines”);

●	identifying and screening individuals qualified to become Board members, consistent with criteria approved by the Board, and recommending to the Board candidates for election as directors at the Annual Meeting of Stockholders as well as Board candidates to fill vacancies occurring on the Board, and considering any director candidates recommended by the Company’s stockholders pursuant to the procedures described in the Company’s proxy statement;

●	assessing and making recommendations to the Board regarding the size, composition, and performance of the Board;

●	establishing criteria and procedures to assist in the Board’s annual review and evaluation of the performance of the Board, the committees of the Board, and individual members of the Board; and making recommendations to the Board to improve such performance; and

●	evaluating any shareholder proposals received to ensure they comply with Delaware law, corporate governance and Securities and Exchange Commission requirements, and recommending opposition or support of these proposals to the Board of Directors.

RESPONSIBILITIES

The responsibilities of the Nominating and Corporate Governance Committee shall consist of those set forth in this Charter and such additional responsibilities as may be assigned to the Committee from time to time by the Board of Directors.

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1.	The Committee shall, from time to time as the Committee deems appropriate, but no less frequently than every two years, review and assess the adequacy of the Company’s Corporate Governance Guidelines and recommend to the Board of Directors for approval any changes that the Committee considers appropriate. To fulfill this responsibility, the Committee shall endeavor to remain informed on (i) corporate governance practices generally, including emerging trends among comparable companies, and (ii) regulatory and legislative initiatives.

2.	Following the end of each fiscal year, the Committee (i) shall evaluate the size and composition of the Board of Directors and each standing Board committee in light of the operating requirements of the Company and existing corporate governance trends, including consideration of appropriate areas of expertise to be represented on the Board and the respective committees, and (ii) shall report its findings and any recommendations to the Board including recommendations regarding Board membership for the next year.

3.	The Committee shall develop and recommend for approval by the Board of Directors written eligibility guidelines for directors that are designed to ensure compliance with all applicable legal requirements and the NASDAQ listing requirements. The Committee shall review the eligibility guidelines from time to time as requested by the Board or as the Committee deems necessary or appropriate.

4.	The Committee shall evaluate and recommend to the Board of Directors for nomination for reelection any existing director whose term is expiring at the next Annual Meeting of Stockholders and shall identify, evaluate, and recommend to the Board for nomination any new candidates for election as directors at the Annual Meeting of Stockholders, including consideration of prospective candidates proposed for consideration by management or by any stockholder.

5.	If, during the course of a year, a vacancy occurs on the Board of Directors, or if the Committee becomes aware of a pending vacancy, and the Board of Directors determines that the vacancy shall be filled by the Board, the Committee shall recommend to the Board a qualified individual for appointment by the Board to serve as a director until the next Annual Meeting of Stockholders.

6.	Following the end of each fiscal year, the Committee shall evaluate the quality of the performance during the preceding year of the Board of Directors, and shall receive and review all comments from Board members and others regarding its performance. The Committee shall report and discuss its evaluation with the Board and shall make any recommendations to the Board that the Committee deems appropriate to improve the Board’s effectiveness.

7.	Following the end of each fiscal year, the Committee shall develop and recommend criteria and procedures to the Board of Directors to be utilized by the Board in annually evaluating the performance of each standing Board committee for the preceding year.

8.	The Committee shall (i) evaluate each shareholder proposal, if any, submitted for inclusion in the Company’s Proxy Statement for the Annual Meeting to determine whether the proposal meets all corporate and legal requirements to be eligible for inclusion based on compliance with substantive and procedural requirements of the Company’s Certificate of Incorporation and Bylaws, the Delaware Revised Statutes and the Securities and Exchange Commission proxy rules and (ii) shall recommend to the Board of Directors whether the Company shall support or oppose the proposal.

9.	The Committee, if required by the Corporate Governance Guidelines, shall approve the service of Board members on the board of directors of any other public company.

10.	The Committee shall develop, periodically review and recommend to the Board director and executive stock ownership guidelines and monitor progress toward meeting ownership guidelines.

11.	The Committee shall, in consultation with the Chairman of the Board, make recommendations to the Board of Directors regarding the size and composition of the committees of the Board. The Committee shall review and assess this Charter annually and recommend any proposed changes to the Board of Directors.

The Committee, with the consent of the Board of Directors, may retain legal counsel, consultants, or other advisors to assist it in the discharge of its responsibilities under this Charter. However, in performing its responsibilities under paragraphs 4 and 5 above, the Committee shall have the sole authority to retain and terminate any search firm to be used to identify director candidates and shall have sole authority to approve the search firm’s fees and other retention terms. Any such search firm retained by the Committee shall be independent in accordance with the rules of the NASDAQ.

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MEETINGS AND MINUTES

The Committee shall hold meetings, in person or by telephone, at least four times a year at such times and places as it deems necessary to carry out its duties and responsibilities under this Charter.

Special meetings of the Committee may be called by the Chairman of the Board or the President of the Company or by the Chairman of the Committee, with notice of any such special meeting to be given in accordance with the Company’s Bylaws.

A majority of the members of the Committee shall constitute a quorum for the transaction of business by the Committee. At the discretion of the Committee, other members of the Board of Directors and any officer or employee of the Company may be invited to attend and participate in meetings of the Committee. The Committee also may act by unanimous written consent in accordance with the terms of the Company’s Bylaws.

If approved by the Board of Directors, the Committee may delegate any of its responsibilities under this Charter to a subcommittee composed solely of members of the Committee.

Minutes of each Committee meeting and records of all other Committee actions shall be prepared by a secretary of the meeting designated by the Committee, and shall be retained with the permanent records of the Company.

A report on each meeting of the Committee and on each action of the Committee taken by unanimous written consent shall be provided to the Board of Directors by the Chairman of the Committee (or, in the Chairman’s absence, by another member of the Committee) at the next regularly scheduled meeting of the Board of Directors or as otherwise requested by the Board of Directors.

ANNUAL PERFORMANCE EVALUATION

The performance of the Nominating and Corporate Governance Committee and this Charter shall be reviewed and evaluated annually by this Committee and the Board of Directors.

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ANNUAL MEETING OF STOCKHOLDERS OF

THEMAVEN, INC.

October 7, 2021

GO GREEN

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NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement and proxy card are available at http://www.astproxyportal.com/ast/15506/

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20703333033303000000 2 100721

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 1; SUBPROPOSALS 2(A), 2(B), 2(C), AND 2(D); AND PROPOSALS 3, 4, 5 AND 6. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. To elect the following Board of Directors to serve until the 2022 annual meeting of stockholders.

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ Ross Levinsohn ______
- ○ Daniel Shribman ______
- ○ Todd Sims ______
- ○ Carlo Zola ______
- ○ Christopher Petzel ______
- ○ Laura Lee ______
- ○ H. Hunt Allred ______

To cumulate your vote for one or more of the above nominee(s), write the manner in which such votes shall be cumulated in the space to the right of the nominee(s) name(s). If you are cumulating your vote, do not mark the box.

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

2. To approve amendments to the Company's Amended and Restated Certificate of Incorporation, as amended (the "Certificate") to:

The shares represented by this proxy will be voted as directed by the undersigned stockholder. If no direction is given, such shares will be voted "FOR" Proposal 1 and Subproposals 2(a), 2(b), 2(c), and 2(d), Proposal 3, Proposal 4, Proposal 5 and Proposal 6, and in the discretion of the proxy holder(s) with respect to other matters properly brought before the meeting, including any adjournments thereof.

PLEASE MARK, DATE, SIGN AND MAIL THIS PROXY IN THE ENVELOPE PROVIDED FOR THIS PURPOSE.

Signature of Stockholder ______ Date: ______ Signature of Stockholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF STOCKHOLDERS OF

THEMAVEN, INC.

October 7, 2021

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

Vote online until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by virtually attending the Annual Meeting.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement and proxy card are available at http://www.astproxyportal.com/ast/15506/

Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet.

20703333033303000000 2 100721

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 1; SUBPROPOSALS 2(A), 2(B), 2(C), AND 2(D); AND PROPOSALS 3, 4, 5 AND 6. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. To elect the following Board of Directors to serve until the 2022 annual meeting of stockholders.

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ Ross Levinsohn
- ○ Daniel Shribman
- ○ Todd Sims
- ○ Carlo Zola
- ○ Christopher Petzel
- ○ Laura Lee
- ○ H. Hunt Allred

To cumulate your vote for one or more of the above nominee(s), write the manner in which such votes shall be cumulated in the space to the right of the nominee(s) name(s). If you are cumulating your vote, do not mark the box.

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

2. To approve amendments to the Company's Amended and Restated Certificate of Incorporation, as amended (the "Certificate") to:

The shares represented by this proxy will be voted as directed by the undersigned stockholder. If no direction is given, such shares will be voted "FOR" Proposal 1 and Subproposals 2(a), 2(b), 2(c), and 2(d), Proposal 3, Proposal 4, Proposal 5 and Proposal 6, and in the discretion of the proxy holder(s) with respect to other matters properly brought before the meeting, including any adjournments thereof.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

PLEASE MARK, DATE, SIGN AND MAIL THIS PROXY IN THE ENVELOPE PROVIDED FOR THIS PURPOSE.

Signature of Stockholder ____________ Date: ________ Signature of Stockholder ____________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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THEMAVEN, INC.

PROXY CARD

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON OCTOBER 7, 2021
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints John Fichthorn, as attorney and proxy of the undersigned, with full power of substitution, to vote all shares of stock of theMaven, Inc. (the "Company") that the undersigned may be entitled to vote at the Annual Meeting of Stockholders to be held on October 7, 2021, and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

(Continued and to be signed on the reverse side.)

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